VISIONS

Variable Life Account

[PHOTO]

December 31, 1999 Annual Report

An Information Source For Northwestern Mutual Life Variable Life Policyowners

AS TIME GOES BY: PERSONAL PLANNING THROUGHOUT YOUR LIFE

1 Growth Stock Fund: A Manager's View 4 Splitting Heirs: Effective Estate Planning 5 Social Security 6

                                                                AS TIME GOES BY:

The penny goes in the slot in the pig. That's about all we need to know about finances when we're young. With age and added wealth come new responsibilities and financial challenges. As our lives change, we must continue to re-evaluate our financial plan to meet our short- and long-term goals. Here are just a few suggestions that will help you take control of your finances through any stage of life.

TWENTIES AND THIRTIES
Time is your most valuable asset at this stage in life. Establishing good financial habits today will pay dividends for many years to come. Consulting a professional advisor, such as a Northwestern Mutual Investment Services Registered Representative, can help keep you on track by developing a written Personal Planning Analysis.

ESTABLISH A SAFETY NET It's easy to live from one paycheck to the next, but try to save 10% - 20% of your income. Setting up automatic withdrawal from your paycheck can help you stick to a schedule. Ideally, you should establish a three- to six-month safety net of income to protect you should you lose your job or encounter unforeseen expenses. It's also a good idea to have adequate disability income protection. Once you've established your safety net, continue saving in investments that have the potential to generate higher returns.

GET SERIOUS ABOUT RETIREMENT It's never too early to start saving for retirement, especially since Social Security and pensions will probably not provide enough retirement income for your needs. Take full advantage of any 401(k) or 403(b) retirement plan offered at work. If you qualify, supplement those savings with tax-deferred investments like an IRA, which allows you to put aside up to $2,000 per person, per year. A personal variable annuity also provides tax-deferred savings, but with no contribution limits and a guaranteed lifetime income option.*

HOME SAFE HOME
If you're saving for a new home, consider keeping your down payment in a low-risk investment that is readily available.

CONGRATULATIONS, IT'S A BUNDLE OF EXPENSES Let's take a hypothetical example. Assume today the average cost for one year of college is about $8,000 a year at a public university and $18,000 at a private college. If college costs are rising 6% a year, by 2010 attending a public university could cost $13,500, and a private university could cost an astounding $30,406 every year. With numbers like

[PHOTO]

1 VARIABLE LIFE VISIONS                                            ANNUAL REPORT

PERSONAL PLANNING THROUGHOUT YOUR LIFE

that, it's clear you should start a college fund as soon as you start a family. An Education IRA is a fairly new option that lets you set aside up to $500 per year, per child. Earnings grow tax-deferred and funds can be withdrawn tax-free for higher education. You should also explore other investment and saving options to fund education.

PROTECTING YOUR FAMILY When you begin your family, draft a will and choose a guardian for your children. Make sure you have enough life insurance to protect your family should they ever have to survive without you. The younger you are when you purchase life insurance for yourself, the less it will cost.

FORTIES AND FIFTIES
Although your forties are generally your high-earning years, they're also full of financial responsibilities, like raising children, paying a mortgage and saving for retirement. Continue to regularly reassess your portfolio with your professional advisor to make sure you can meet all your immediate and future needs.

PROTECTING YOUR FAMILY What suited your family a decade ago may be inadequate now given your increased financial responsibilities. If necessary, update your life insurance and purchase additional disability insurance to protect your higher standard of living.

PAYING FOR COLLEGE
Even if you've been saving for years, chances are savings alone won't cover the cost of college. Research organizations that offer financial aid such as scholarships and low-interest student loans. You might ask your children to assume some responsibility for their own expenses or encourage them to participate in a work-study program offered by the school.

RETIREMENT Even with all your other financial responsibilities, don't ignore your own retirement savings. Independent analysts suggest most people need a retirement income that's 80% of their current income. Continue to take full advantage of your 401(k), IRAs, variable annuities, and other investments such as stocks, bonds, and mutual funds.

FIFTIES AND BEYOND
These can be wonderful times. Typically your income is still high and your financial responsibilities are starting to lessen. With the kids finishing college, and your house paid off, enjoy your disposable income and look forward to retirement years. As always, periodically re-evaluate your life insurance, disability insurance, and retirement programs as your individual circumstances change.

RETIREMENT Time to put your retirement savings into high gear. If you haven't already, consider investing in a variable annuity which is designed to provide a steady stream of income for life.* When re-evaluating your investment portfolio, be more conservative, but don't go overboard. Remember, your retirement could last for 30 years.

PROTECTING YOUR FUTURE Seventy percent of us will need some kind of long-term care in the future, such as nursing home or in-home care.** Long-term care insurance can help pay for these expenses, reducing the financial drain on your spouse and family, and providing you with more choices for quality care. Benefits received will also help keep the assets in your estate intact.

ESTATE PLANNING Estate planning isn't just for the wealthy. It's for anyone who wants to make sure their money goes to their loved ones, not the courts or Uncle Sam. Many people don't realize they need an estate plan or have an estate liquidity problem. Generally, a married couple with a net worth of $1.3 million or more and a single individual with a net worth of $650,000 or more may have an estate tax liquidity problem. This may seem like a lot of money, but your assets add up quickly. An estate plan usually involves drawing up a will and setting up trusts and insurance to minimize estate taxes and administrative expenses, and help your heirs avoid probate. A good estate plan has the potential to ensure your estate will pass to your heirs almost entirely intact. It provides your heirs with the resources to pay the estate taxes without selling any of your assets.

At any age, it's important to have a plan and stay educated about all your financial options. Continue to seek information from a variety of sources and talk to a professional advisor on a regular basis. The more you know and the more you plan, the more you'll be able to enjoy every stage of your life.

* The investment return and the principal value of a variable fund will fluctuate so that the accumulation value at maturity or surrender may be more or less than the original cost. A lifetime income payment plan option and the guaranteed death benefit are solely backed by Northwestern Mutual Life's general assets, and are no reflection upon the performance or stability of the amounts invested in the variable (non-fixed) funds.

**   HIAA. "Long-Term Care: Knowing the risk, paying the price," 1992.

ANNUAL REPORT                                           VARIABLE LIFE VISIONS  2

SEVEN NEW INVESTMENT DIVISIONS AVAILABLE TO POLICYOWNERS

[PHOTO]

We've added two additions to the current Northwestern Mutual Series Fund, LLC. and five additions from the newly added Russell Insurance Funds. The purchase of The Frank Russell Company by Northwestern Mutual Life resulted in the addition of the Russell Insurance Funds. Its five divisions provide multi style, multi manager, approach, which will complement the divisions currently available. Important information regarding the divisions is provided in the prospectus and the attached annual report. The seven new investment divisions are as follows:

        NORTHWESTERN MUTUAL SERIES FUND
                + Index 400 Stock
                + Small Cap Growth Stock

        RUSSELL INSURANCE FUNDS
                + Russell Multi-Style Equity
                + Russell Aggressive Equity
                + Russell Non-U.S.
                + Russell Real Estate Securities
                + Russell Core Bond

HOW LONG IS YOUR LIFETIME?

[PHOTO]

        How much money you'll need for retirement depends on how long you'll live. No one can predict for sure how many birthdays you'll celebrate, but Northwestern Mutual Life's Longevity Game may give you a clue.
        You start the game with the average life expectancy for a woman or man. As you answer questions about factors such as diet, exercise and heredity, years are automatically added or subtracted from your score. At the end of the game, your score is tallied to reveal your projected life expectancy. The score isn't meant to scare you or give you false confidence, but it can help you identify where you could make improvements in your lifestyle.
        For example, you get to add three years for being very active, but you have to subtract three years if you lead a sedentary life. Other factors that affect your longevity include whether or not you smoke, manage your blood pressure regularly, and how you handle stress.
        You can play the entire Longevity Game on our Web site www.northwesternmutual.com. It's also available on CD-ROM by contacting your Northwestern Mutual Investment Services Registered Representative. Good luck and good health.

3 VARIABLE LIFE VISIONS                                            ANNUAL REPORT

DECEMBER 31, 1999                      [NORTHWESTERN MUTUAL LIFE (R) LOGO]
                                       [The Quiet Company (R) LOGO]

                                       NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT







                                        [PHOTO]






NORTHWESTERN MUTUAL                    The Northwestern Mutual Life
SERIES FUND, INC. AND                  Insurance Company
RUSSELL INSURANCE FUNDS                720 East Wisconsin Avenue
                                       Milwaukee, WI 53202
                                       (414) 271-1444


                     A  N  N  U  A  L     R  E  P  O  R  T

C ONTENTS

Letter to Policyowners                                        1
Performance Summary for Separate Accounts                     2
Economic Overview and Outlook                                 6
Series Fund Objectives and Schedule of Investments            7
  Small Cap Growth Stock Portfolio                            7
  Aggressive Growth Stock Portfolio                          10
  International Equity Portfolio                             13
  Index 400 Stock Portfolio                                  17
  Growth Stock Portfolio                                     23
  Growth and Income Stock Portfolio                          26
  Index 500 Stock Portfolio                                  29
  Balanced Portfolio                                         36
  High Yield Bond Portfolio                                  48
  Select Bond Portfolio                                      52
  Money Market Portfolio                                     57
Accountants' Report                                          60
Statements of Assets and Liabilities                         61
Statements of Operations                                     63
Statements of Changes in Net Assets                          65
Financial Highlights                                         71
Notes to Series Fund Financial Statements                    77
Accountants' Report                                          80
Variable Life Account Financial Statements                   81
  Notes to Variable Life Account Financial Statements        90
Directors and Officers                                       92
The Russell Annual Report Starts After Page 92

Contents

LETTER TO POLICYOWNERS    JANUARY 31, 2000

The last year of the old millennium was an exciting time of persistent economic strength and soaring stock markets. New and rapidly changing technology and the improved productivity it is making possible are the dominant forces behind both the economy and the stock market. The vital importance of technology in today's world was driven home by concerns about how the change to year 2000 dates would affect the computers that support utilities, transportation, financial services and other aspects of our physical and economic infrastructure. Careful preparation appears to have paid off, as disruptions turned out to be minimal.

Driven largely by consumer spending, the U.S. economy posted real growth above 4% for the fourth consecutive year. As more and more individuals own stocks and mutual funds, trends in the economy and the stock market are increasingly interrelated. Consumers feel wealthy and confident because jobs seem secure and they are making money in the stock market. They therefore spend freely, fueling further economic growth.

Signals regarding inflation are mixed. Although rises in the Consumer Price Index have been modest to date, rising oil prices and a tight labor market are creating inflationary pressure. With three increases in interest rates in the last six months, and frequent warnings that further increases are possible, the Federal Reserve has demonstrated its determination to slow economic growth at any sign of inflation. However, the formerly strong link between interest rates and economic growth appears to have weakened because technology companies are taking advantage of their escalating stock prices to raise equity capital, rather than borrowing money to fund growth.

Many thoughtful observers believe that information technology is transforming the economy of America and much of the world, making a higher long-term growth rate sustainable. With the population of the United States growing at about 1% and measured productivity now expanding at a rate of about 2%, many economists believe that a long-term non-inflationary economic growth rate as high as 3% is possible, up from an average of 2% to 2.5% for the prior two decades. While it is still necessary to question how rapidly the economy can grow without igniting inflation, it appears that the Federal Reserve's growth target is in the 3% range. With real growth still above this level, further rate increases seem likely in 2000.

The funds underlying Northwestern Mutual's variable life insurance products performed in line with their stated objectives during 1999, though several underperformed the indices with which they are compared. The stock market's ongoing strength has been driven mainly by dramatic increases in the prices of a relatively small group of technology issues and other growth stocks, while share values of many solid companies have increased only modestly or declined. In this environment, broadly diversified portfolios tend to underperform indices, whose levels can be dominated by performance of a small number of stocks. While most of our funds have significant participation in technology, their emphasis on this area is not as extreme as that of some funds.

We continue to believe strongly that diversification is the most responsible strategy for long-term investors. As you examine the performance of the funds underlying your variable life holdings, we urge you to maintain a long-term point of view and avoid being overly influenced by current market conditions. It is a good idea to adjust your investments among portfolios as your circumstances, needs and goals evolve, but it would be a mistake to base your investment strategy on short-term market moves. As you evaluate your personal financial and insurance situation, your Northwestern Mutual agent is available to provide help as you plan for a secure future. We join our agents in thanking you for selecting Northwestern Mutual to help you accomplish your financial and insurance goals.
The Northwestern Mutual Life
Insurance Company

JAMES A. ERICSON SIGNATURE

James D. Ericson, President and
Chief Executive Officer

[Ericson Photo]

                                        1                 Letter to Policyowners

PERFORMANCE SUMMARY    AS OF DECEMBER 31, 1999

Variable Life -- Policies Issued Before October 11, 1995

                                                                                              GROWTH &
                         SMALL CAP      AGGRESSIVE    INTERNATIONAL   INDEX 400    GROWTH      INCOME     INDEX 500
     TOTAL RETURN       GROWTH STOCK   GROWTH STOCK      EQUITY         STOCK       STOCK       STOCK       STOCK     BALANCED
   (AS OF 12/31/99)      PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
1 year................         -           15.73%         (1.08%)           -       (1.41%)    (13.49%)     (2.68%)    (10.50%)
5 years...............         -          125.94%         56.95%            -      149.46%     111.86%     173.34%      80.27%
  Annualized..........         -           17.71%          9.43%            -       20.06%      16.20%      22.28%      12.51%
10 years..............         -               -              -             -           -           -      281.10%     153.39%
  Annualized..........         -               -              -             -           -           -       14.32%       9.74%
Since inception.......     21.91%Y        134.94%*        56.40%*      (14.15%)Y   152.16%*    111.59%*         -           -
  Annualized..........         -           16.28%          8.22%            -       17.74%      14.15%          -           -

Variable Complife -- Policies Issued On or After October 11, 1995** Without Surrender
--------------------------------------------------------------------------------

1 year................         -           24.85%          6.71%            -        6.35%      (6.68%)     4.98%      (3.45%)
5 years...............         -          144.73%         70.00%            -      170.20%     129.49%    196.07%      95.26%
  Annualized..........         -           19.60%         11.20%            -       21.99%      18.07%     24.25%      14.32%
10 years..............         -               -              -             -           -           -     314.92%     175.88%
  Annualized..........         -               -              -             -           -           -      15.29%      10.68%
Since inception.......     34.05%Y        154.65%*        69.51%*       (6.86%)Y   173.31%*    129.35%*        -           -
  Annualized..........         -           17.94%          9.76%            -       19.42%      15.78%         -           -

Variable Complife -- Policies Issued On or After October 11, 1995** With Surrender Charge
--------------------------------------------------------------------------------

1 year................         -          (14.92%)       (33.06%)           -      (33.42%)    (46.45%)   (34.79%)    (43.22%)
5 years...............         -           96.80%         22.07%            -      122.27%      81.56%    148.14%      47.33%
  Annualized..........         -           14.50%          4.07%            -       17.32%      12.67%     19.93%       8.06%
10 years..............         -               -              -             -           -           -     276.22%     137.18%
  Annualized..........         -               -              -             -           -           -      14.17%       9.02%
Since inception.......     (5.72%)Y       108.60%*        23.46%*      (46.63%)Y   127.26%*     83.29%*        -           -
  Annualized..........         -           13.86%          3.79%            -       15.59%      11.29%         -           -

All total return figures shown above reflect all portfolio expenses, mortality and expense risk charges and all deductions taken from premiums. Returns do not include cost of insurance charges. These charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Premium deductions for Variable Life policies are reflected as 18.95% of premium based on average charges during the first ten policy years for a Variable Whole Life policy with a policy size of $100,000 and an annual premium of $1,536 for a male, age 35, select risk. Premium deductions for Variable CompLife policies are reflected as 12.65%. The premium deductions and surrender charges for Variable CompLife policies are based on an assumed average contract size of $200,000 of Variable Whole Life amount, $0 of Additional Protection and an annual premium of $2,610 for a male, age 35, select risk. Assumes annual premiums are paid in renewal years; if not, then a portion of the deductions to be taken from renewal premiums will be deducted from the account assets, reducing the rate of return.

Performance data represents past results and is not a guarantee of future results. Future value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than their original cost.

*Inception date of 5/3/94.

**Product inception date of 10/11/95. Returns prior to 10/11/95 were reflected using the actual investment experience of each division, adjusted for the expenses of the product and premium charges. These returns are not a guarantee of future performance.

YInception date of these portfolios in the Variable Life Account was 6/30/99. Actual fund inception was 4/30/99. Returns shown are for the six month period 6/30/99 - 12/31/99; not annualized.

+Inception date of these portfolios in the Variable Life Account was 6/30/99. Actual fund inception was 1/2/97. Returns shown are for the six month period 6/30/99 - 12/31/99; not annualized.

Note: "Standard and Poor's 500" , "S&P 500" and "S&P 400" are trademarks of The
      McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Series Fund and its Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in them.

Performance Summary                     2

                                                              RUSSELL      RUSSELL                  RUSSELL
                       HIGH YIELD    SELECT       MONEY     MULTI-STYLE   AGGRESSIVE   RUSSELL    REAL ESTATE    RUSSELL
                          BOND        BOND       MARKET       EQUITY        EQUITY     NON-U.S.   SECURITIES    CORE BOND
                       PORTFOLIO    PORTFOLIO   PORTFOLIO      FUND+        FUND+       FUND+        FUND         FUND+
-----------------------------------------------------------------------------------------------------------------------------
                         (19.88%)    (20.33%)    (15.40%)          -             -           -           -            -
                          23.91%      11.70%       1.91%           -             -           -           -            -
                           4.38%       2.24%       0.38%           -             -           -           -            -
                              -       59.58%      24.98%           -             -           -           -            -
                              -        4.78%       2.25%           -             -           -           -            -
                          27.06%*         -           -       (15.95%)      (16.25%)      0.28%     (24.21%)Y    (18.65%)
                           4.32%          -           -            -             -           -           -            -

-----------------------------------------------------------------------------------------------------------------------------

                         (13.57%)    (14.06%)     (8.74%)          -             -           -           -            -
                          34.21%      20.99%      10.38%           -             -           -           -            -
                           6.06%       3.88%       1.99%           -             -           -           -            -
                              -       73.74%      36.06%           -             -           -           -            -
                              -        5.68%       3.13%           -             -           -           -            -
                          37.71%*         -           -        (9.00%)       (8.55%)      8.50%     (18.01%)Y    (12.47%)
                           5.81%          -           -            -             -           -           -            -

-----------------------------------------------------------------------------------------------------------------------------

                         (53.34%)    (53.83%)    (48.51%)          -             -           -           -            -
                         (13.72%)    (26.94%)    (37.55%)          -             -           -           -            -
                          (2.91%)     (6.08%)     (8.99%)          -             -           -           -            -
                              -       35.04%      (2.64%)          -             -           -           -            -
                              -        3.05%      (0.27%)          -             -           -           -            -
                          (8.34%)*        -           -       (48.77%)      (48.32%)    (31.27%)    (57.78%)Y    (52.24%)
                          (1.53%)         -           -            -             -           -           -            -

                                        3                    Performance Summary

Variable Executive Life -- Policies First Offered on March 2, 1998*** Without Surrender Charge

                                                                                              GROWTH &
                         SMALL CAP      AGGRESSIVE    INTERNATIONAL   INDEX 400    GROWTH      INCOME     INDEX 500
     TOTAL RETURN       GROWTH STOCK   GROWTH STOCK      EQUITY         STOCK       STOCK       STOCK       STOCK     BALANCED
   (AS OF 12/31/99)      PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
1 year................          -          16.13%         (0.86%)           -       (1.20%)    (13.41%)     (2.48%)    (10.39%)
5 years...............          -         126.40%         56.83%            -      150.12%     112.12%     174.24%      80.30%
  Annualized..........          -          17.75%          9.42%            -       20.12%      16.23%      22.36%      12.51%
10 years..............          -              -              -             -           -           -      280.13%     152.03%
  Annualized..........          -              -              -             -           -           -       14.29%       9.68%
Since inception.......      25.31%Y       136.52%*        57.00%*      (12.94%)Y   154.00%*    112.84%*         -           -
  Annualized..........          -          16.41%          8.29%            -       17.88%      14.26%          -           -

Variable Executive Life -- Policies First Offered on March 2, 1998*** With Surrender Charge
--------------------------------------------------------------------------------

1 year................          -          31.13%         14.14%            -       13.80%       1.59%     12.52%       4.61%
5 years...............          -         126.40%         56.83%            -      150.12%     112.12%    174.24%      80.30%
  Annualized..........          -          17.75%          9.42%            -       20.12%      16.23%     22.36%      12.51%
10 years..............          -              -              -             -           -           -     280.13%     152.03%
  Annualized..........          -              -              -             -           -           -      14.29%       9.68%
Since inception.......      40.31%Y       136.52%*        57.00%*        2.06%Y    154.00%*    112.84%*        -           -
  Annualized..........          -          16.41%          8.29%            -       17.88%      14.26%         -           -

Variable Joint Life -- Policies First Offered on December 28, 1998**** Without Surrender Charge
--------------------------------------------------------------------------------

1 year................          -          27.38%          8.59%            -        8.22%      (5.29%)     6.80%      (1.94%)
5 years...............          -         136.93%         63.51%            -      162.21%     122.00%    187.78%      88.34%
  Annualized..........          -          18.83%         10.33%            -       21.26%      17.29%     23.54%      13.50%
10 years..............          -              -              -             -           -           -     273.76%     146.74%
  Annualized..........          -              -              -             -           -           -      14.09%       9.45%
Since inception.......      38.55%Y       147.52%*        63.69%*       (3.74%)Y   166.28%*    122.75%*        -           -
  Annualized..........          -          17.35%          9.09%            -       18.87%      15.18%         -           -

Variable Joint Life -- Policies First Offered on December 28, 1998**** With Surrender Charge
--------------------------------------------------------------------------------

1 year................          -         (22.62%)       (41.41%)           -      (41.78%)    (55.29%)   (43.20%)    (51.94%)
5 years...............          -         109.15%         35.73%            -      134.43%      94.22%    160.00%      60.56%
  Annualized..........          -          15.90%          6.30%            -       18.58%      14.20%     21.16%       9.93%
10 years..............          -              -              -             -           -           -     273.76%     146.74%
  Annualized..........          -              -              -             -           -           -      14.09%       9.45%
Since inception.......     (11.45%)Y      123.44%*        39.62%*      (53.75%)Y   142.20%*     98.68%*        -           -
  Annualized..........          -          15.25%          6.07%            -       16.90%      12.88%         -           -

All total return figures shown above reflect all portfolio expenses, mortality and expense risk charges and all deductions taken from premiums. Returns do not include cost of insurance charges. These charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Premium deductions for Variable Executive Life policies are comprised of 3.6% for state premium tax and federal tax and 15% for sales costs. Returns also reflect the annual administrative charge of 0.36% in policy year 1 and 0.12% in all other policy years. The charges against Policy Value assume an average Specified Amount of $500,000, Death Benefit Option A, and an annual premium of $10,000 for a sex-neutral, age 45, guaranteed issue non-tobacco risk. Total returns with surrender for Variable Executive Life policies are based on the same policy assumptions as premium deductions. They include a cash value increase equal to a portion of the sales load previously deducted, which is only applicable for the first two years.

Premium deductions for the Variable Joint Life insurance policies are comprised of 3.6% for state premium tax and federal tax and 6.4% for sales costs. Returns also reflect Policy Value charges such as underwriting and issue charge of 0.22%, the deferred sales charge of 0.69% and the annual administrative charge of 0.02%. The charges against Policy Value assume an average Specified Amount of $3,000,000, Death Benefit Option A, and an annual premium of $55,740 for an age 55 male select/age 55 female select risk. Surrender charges are deducted from the policy proceeds upon surrender of the policy during the first 10 policy years (year 1, 50% of the paid premium, years 2-10, charge decreases by the same dollar amount month by month to zero at the end of the 10th year).

Performance data reflects past results and is not a guarantee of future results. Future value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost.

Performance Summary                     4

                                                              RUSSELL      RUSSELL                  RUSSELL
                       HIGH YIELD    SELECT       MONEY     MULTI-STYLE   AGGRESSIVE   RUSSELL    REAL ESTATE    RUSSELL
                          BOND        BOND       MARKET       EQUITY        EQUITY     NON-U.S.   SECURITIES    CORE BOND
                       PORTFOLIO    PORTFOLIO   PORTFOLIO      FUND+        FUND+       FUND+        FUND         FUND+
-----------------------------------------------------------------------------------------------------------------------------
                         (19.88%)    (20.33%)    (15.35%)          -             -           -           -            -
                          23.52%      11.27%       1.46%           -             -           -           -            -
                           4.32%       2.16%       0.29%           -             -           -           -            -
                              -       58.11%      22.90%           -             -           -           -            -
                              -        4.69%       2.08%           -             -           -           -            -
                          27.25%*         -           -       (14.95%)      (14.51%)      1.42%     (23.36%)Y    (18.18%)
                           4.35%          -           -            -             -           -           -            -

-----------------------------------------------------------------------------------------------------------------------------

                          (4.88%)     (5.33%)     (0.35%)          -             -           -           -            -
                          23.52%      11.27%       1.46%           -             -           -           -            -
                           4.32%       2.16%       0.29%           -             -           -           -            -
                              -       58.11%      22.90%           -             -           -           -            -
                              -        4.69%       2.08%           -             -           -           -            -
                          27.25%*         -           -         0.05%         0.49%      16.42%      (8.36%)Y     (3.18%)
                           4.35%          -           -            -             -           -           -            -

-----------------------------------------------------------------------------------------------------------------------------

                         (12.43%)    (12.94%)     (7.43%)          -             -           -           -            -
                          28.44%      15.56%       5.24%           -             -           -           -            -
                           5.13%       2.93%       1.03%           -             -           -           -            -
                              -       53.94%      19.27%           -             -           -           -            -
                              -        4.41%       1.78%           -             -           -           -            -
                          32.32%*         -           -        (5.96%)       (5.48%)     12.13%     (15.27%)Y     (9.54%)
                           5.07%          -           -            -             -           -           -            -

-----------------------------------------------------------------------------------------------------------------------------

                         (62.43%)    (62.94%)    (57.43%)          -             -           -           -            -
                           0.66%     (12.22%)    (22.54%)          -             -           -           -            -
                           0.13%      (2.57%)     (4.98%)          -             -           -           -            -
                              -       53.94%      19.27%           -             -           -           -            -
                              -        4.41%       1.78%           -             -           -           -            -
                           8.25%*         -           -       (55.96%)      (55.48%)    (37.87%)    (65.27%)Y    (59.54%)
                           1.41%          -           -            -             -           -           -            -

*Inception date of 5/3/94.

***Product inception date of 3/2/98. (For use with non-tax qualified executive benefit plans.) Returns prior to 3/2/98 were reflected using the actual investment experience of each division adjusted for expenses of the product and premium charges. These returns are not a guarantee of future performance.

****Policy first offered December 28, 1998 (For use primarily in estate planning, provides coverage on two insureds with a death benefit payable on the second death). Returns prior to 12/28/98 were reflected using the actual investment experience of each division adjusted for expenses of the product and premium charges. These returns are not a guarantee of future performance.

YInception date of these portfolios in the Variable Life Account was 6/30/99. Actual fund inception was 4/30/99. Returns shown are for the six month period 6/30/99 - 12/31/99; not annualized.

+Inception date of these portfolios in the Variable Life Account was 6/30/99. Actual fund inception was 1/2/97. Returns shown are for the six month period 6/30/99 - 12/31/99; not annualized.

Note: "Standard and Poor's 500", "S&P 500" and "S&P 400" are trademarks of The
      McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Series Fund and its Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in them.

                                        5                    Performance Summary

The Economy
The current period of economic growth in the United States has now been in place since 1991, making it the longest peacetime expansion ever. Early in 2000, this economic expansion, with its unparalleled combination of rapid growth and low inflation, is likely to become the longest in U.S. history.
Consumer spending, fueled by strong income growth from healthy job markets and wealth from a surging stock market, continues to be the chief driver of this powerful economy. Household demand accounted for three-quarters of economic growth in 1998 and almost 90% in 1999. December's consumer confidence index, the highest in 30 years, suggests that consumers will continue their buying spree in 2000. Inflation remains tame, with the rise in overall prices for 1999 estimated at 2.6%; the one percentage point increase from the prior year was almost entirely due to higher energy prices.
Despite the Federal Reserve's apparent determination to raise interest rates as necessary to slow spending and keep inflation in check, forecasters are optimistic about the economy's momentum in 2000. Projections of the 50 economists participating in Business Week's annual survey averaged 3.1% for real economic growth and an increase of 2.1% in consumer prices, with unemployment remaining at a three-decade low of 4.2%.
ECONOMIC GROWTH AND INFLATION
[Economic Growth and Inflation Performance Graph]

                                                                          REAL GDP                            CPI-U
                                                                          --------                            -----
90                                                                          0.50                               6.30
91                                                                          1.20                               3.00
92                                                                          4.10                               3.00
93                                                                          2.20                               2.80
94                                                                          4.20                               2.60
95                                                                          2.20                               2.60
96                                                                          4.20                               3.20
97                                                                          4.30                               1.70
98                                                                          4.60                               1.60
99                                                                          4.40                               2.60

Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth.
December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate. 1999 numbers are based on preliminary data and Business Week's survey of 50 business economists.

--------------------------------------------------------------------------------

The Equity Market
The domestic equity market continued its long-term upward trend during 1999. For the S&P 500 Index, there has not been a down year since 1990, and we have now experienced an unprecedented five consecutive years of returns over 20%. The market recovered quickly from a modest correction in October, which was driven by concerns about inflation.
Early in 1999 it appeared that the market's strength was beginning to broaden to include names outside the technology issues and large growth stocks that have dominated the long upward trend. As the year progressed, however, the concentration became even more pronounced than in prior periods. Although total return from the S&P 500 Index was 21.1%, more stocks in the index were down than up. The technology-heavy NASDAQ index finished the year up more than 85%, with more than half the gain in the last two months of the year.

ANNUAL TOTAL RETURNS FROM S&P 500 INDEX
[Annual Total Returns from S&P Performance Graph]

                                                                              YEAR ENDED
                                                                              ----------
90                                                                                -3.1
91                                                                               30.50
92                                                                                7.60
93                                                                               10.10
94                                                                                1.20
95                                                                               37.40
96                                                                               22.80
97                                                                               33.40
98                                                                               28.50
99                                                                               21.10

Source: Standard & Poor's

--------------------------------------------------------------------------------

The Bond Market
Interest rates have moved up fairly steadily during 1999: the yield on 30-year Treasury bonds was 6.5% at year end, up from 5.1% at the beginning of the year. At odds with the usual seasonal pattern, yields continued to rise in the fourth quarter. This movement has been driven largely by the market's nervousness about higher inflation, which has been fueled by continued strong economic growth and exacerbated by a doubling of oil prices. The Federal Reserve's three interest rate increases during the last half of the year provided the most visible sign of inflation worries. Since bond prices move in the opposite direction from interest rates, the result for the bond market has been the worst year since 1994 and the second-worst year on record.
As the U.S. Treasury has been running a surplus and issuing fewer securities, the supply/demand relationship has caused the spread to widen between Treasury yields and yields of other securities. In addition, lower quality bonds have been affected by investors' worries about disruptions as the year 2000 approaches. With millennium-related problems having proven to be minimal, a reversal of the bear market for bonds could begin in early 2000.

ANNUAL TOTAL RETURNS FROM
MERRILL LYNCH DOMESTIC MASTER INDEX
[Annual Total Returns From Merrill Lynch]

                                                                              YEAR ENDED
                                                                              ----------
90                                                                                9.10
91                                                                               15.90
92                                                                                7.60
93                                                                               10.00
94                                                                                -2.8
95                                                                               18.50
96                                                                                3.60
97                                                                                9.70
98                                                                                8.90
99                                                                               -0.96

Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds.

Economic Overview and Outlook           6

 Objective:                               Portfolio Strategy:                                    Net Assets

 Maximum long-term appreciation of        Strive for the highest possible rate of capital        $71,482,646
 capital                                  appreciation by investing in companies with
                                          potential for rapid growth.

SMALL CAP GROWTH STOCK PORTFOLIO

The Small Cap Growth Stock Portfolio owns the stocks of emerging growth companies. The Portfolio is managed with a target of $1 billion median market capitalization; holdings include both larger and smaller companies. Since portfolios of small-capitalization stocks tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The focus in stock selection is on the individual companies' ability to generate revenue, expanding profit margins and solid balance sheets; industry sector selection is of secondary importance.
This Portfolio began operations April 30, 1999 and was made available to life policyowners on June 30, 1999. In its first months the Portfolio benefited from a very healthy environment for small-capitalization stocks, especially in the technology sector, where internet-related stocks have soared in value. The Portfolio has participated in a number of initial public offerings (IPOs) which experienced almost immediate appreciation; in selecting holdings of these newly-public companies, the focus is on profitability rather than simply on revenue growth. The Portfolio's total return was 86.09% since inception. Management estimates that IPO holdings contributed 42% and other issues 44.09%. In several cases, total market values of small-capitalization stocks have increased so much that it has become necessary to sell them in order to maintain the Portfolio's market capitalization target.
The largest concentration of holdings is in technology, an industry that has become famous for its growth potential. Mediasolve, Tibco Software and Engage Technology were among the stocks that contributed to the Portfolio's strong performance. A related industry theme is media stocks, which are benefiting from heavy advertising by internet companies trying to build brand identities. Other industry themes include retailers and other consumer cyclicals, which benefit from a positive consumer environment, and business and communication services.

                               SECTOR ALLOCATION
                                    12/31/99
[PIE CHART]

                                                             INDUSTRIAL
                                    CONSUMER     HEALTH          &                       CONSUMER                BUSINESS
                       TECHNOLOGY   CYCLICAL      CARE     TRANSPORTATION     ENERGY      STAPLES     FINANCE    SERVICES
                       ----------   --------     ------    --------------     ------     --------     -------    --------

Sector Allocation        33.00        15.00       8.00           7.00          6.00        6.00        5.00        4.00

                        RUSSELL
                         2000        SHORT-
                         INDEX        TERM
                        FUTURES    INVESTMENTS
                        -------    -----------
Sector Allocation        11.00         5.00

TOP 10 HOLDINGS
12/31/99


   Company                                                       % of Net Assets
   ---------------------------------------------------------------------------------
   Getty Images, Inc.                                                       2.1%
   ---------------------------------------------------------------------------------
   FreeShop.com, Inc.                                                       2.1%
   ---------------------------------------------------------------------------------
   Westwood One, Inc.                                                       2.1%
   ---------------------------------------------------------------------------------
   CDW Computer Centers, Inc.                                               2.0%
   ---------------------------------------------------------------------------------
   Citadel Communications Corporation                                       2.0%
   ---------------------------------------------------------------------------------
   Inet Technologies, Inc.                                                  1.9%
   ---------------------------------------------------------------------------------
   The Corporate Executive Board Company                                    1.8%
   ---------------------------------------------------------------------------------
   Cymer, Inc.                                                              1.6%
   ---------------------------------------------------------------------------------
   Advent Software, Inc.                                                    1.6%
   ---------------------------------------------------------------------------------
   CBT Group Public Limited Company, ADR                                    1.6%

PERFORMANCE RELATIVE TO THE RELEVANT INDICES
[LINE GRAPH]

                                                SMALL CAP STOCK PORTFOLIO         S&P 600 INDEX            RUSSELL 2000 INDEX
                                                -------------------------         -------------            ------------------
4/99                                                    10000.00                    10000.00                    10000.00
12/99                                                   18609.00                    11586.00                    11767.00

----------------------------------------------
         Average Annual Total Return
      For Period Ended December 31, 1999
                                      Since
                                    Inception#
----------------------------------------------
Small Cap Stock Portfolio             86.09%
S&P 600 Index                         15.86%
Russell 2000                          17.67%
----------------------------------------------
# Inception date of 4/30/99
(Returns not annualized)

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the Portfolio's performance are the Standard & Poor's (S&P) SmallCap 600 Index and Russell 2000 Index.

The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of December 31, 1999, the 600 companies in the composite had median market capitalization of $467 million and total market value of $368 billion. The SmallCap 600 represents approximately 2% of the market value of S&P's database of over 8,200 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3000 companies represent approximately 98% of the investable US equity market. As of December 31, 1999, the average market capitalization of companies in the Russell 3000 was $5.3 billion; the median market capitalization was $768.8 million. Market capitalization of companies in the Index ranged from $602.4 billion to $10.9 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of December 31, 1999, the average market capitalization of companies in the Russell 2000 was approximately $629 million; the median market capitalization was approximately $448 million. The largest company in the index had a total market capitalization of approximately $13.2 billion.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns shown on page 2 reflect mortality and expense risk charges and premium charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                        7       Small Cap Growth Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 1999

                                                     MARKET
                                        SHARES/      VALUE
        COMMON STOCK (84.2%)              PAR       (000'S)
 -----------------------------------------------------------
 BASIC MATERIALS (1.1%)
 Cambrex Corporation                      22,000    $    758
                                                    --------
     TOTAL                                               758
                                                    --------
 BUSINESS SERVICES (2.7%)
 *The Corporate Executive Board
  Company                                 22,600        1263
 *Forrester Research, Inc.                 9,900         682
                                                    --------
     TOTAL                                             1,945
                                                    --------
 CAPITAL GOODS (3.3%)
 *Dycom Industries Inc.                   16,100         709
 Kaydon Corporation                       24,400         654
 *Power-One Inc.                          21,600         990
                                                    --------
     TOTAL                                             2,353
                                                    --------
 COMMUNICATION SERVICES (1.4%)
 *Crown Castle International Co.          18,700         601
 *Tessco Technologies Inc.                21,600         402
                                                    --------
     TOTAL                                             1,003
                                                    --------
 CONSUMER CYCLICAL (14.9%)
 *1-800-Flowers.com, Inc.                 46,600         498
 *Catalina Marketing Corporation           8,600         996
 *David's Bridal Inc.                     56,300         630
 *Dollar Tree Stores, Inc.                15,700         761
 *Getty Images, Inc.                      30,400       1,486
 *JAKKS Pacific, Inc.                     15,000         280
 *Jupiter Communications, Inc.            17,400         526
 *Linens 'N Things, Inc.                  11,800         350
 *Luminant Worldwide Corporation          20,900         951
 *MSC Industrial Direct Co., Inc.         71,500         947
 *The Management Network Group,
  Inc.                                    16,300         532
 *Sonic Automotive, Inc.                  34,300         334
 The Talbots, Inc.                        20,800         928
 *Tower Automotive, Inc.                  38,500         594
 *Whitehall Jewellers, Inc.                3,700         136
 *Wild Oats Markets Inc.                  30,900         686
                                                    --------
     TOTAL                                            10,635
                                                    --------
 CONSUMER STAPLES (6.2%)
 *Acme Communications, Inc.               18,800         625
 *American Italian Pasta Co. -CL A        28,900         888
 *Citadel Communications Corp.            21,500       1,395
 *Westwood One Inc.                       19,300       1,467
                                                    --------
     TOTAL                                             4,375
                                                    --------
 ENERGY (5.6%)
 *Barrett Resources Corporation           25,200         742
 *Basin Exploration Inc.                  44,100         777
 *Global Industries, Ltd.                 81,100         699
 *Nabors Industries, Inc.                 33,800       1,046
 *Stone Energy Corp.                      20,100         716
                                                    --------
     TOTAL                                             3,980
                                                    --------

                                                     MARKET
                                        SHARES/      VALUE
        COMMON STOCK (84.2%)              PAR       (000'S)
 -----------------------------------------------------------
 FINANCE (4.7%)
 *Charles River Associates
  Incorporated                            25,700    $    861
 Investors Financial Services Corp.       15,800         727
 Radian Group Inc.                        18,600         888
 Waddell & Reed Financial, Inc.           33,900         919
                                                    --------
     TOTAL                                             3,395
                                                    --------
 HEALTHCARE (8.3%)
 *Biovail Corporation International       11,800       1,106
 *Patterson Dental Company                19,400         827
 *Priority Healthcare Corp.               22,800         660
 *Province Healthcare                     44,800         851
 *Shire Pharmaceuticals Group PLC,
  ADR                                     16,200         472
 *Sybron International Corporation        31,800         785
 *Total Renal Care Holdings               58,400         391
 *Wesley Jessen VisionCare, Inc.          23,100         875
                                                    --------
     TOTAL                                             5,967
                                                    --------
 TECHNOLOGY (33.0%)
 *Advent Software Inc.                    17,900       1,153
 *Airnet Communications Corporation       17,000         618
 *Aspen Technology, Inc.                  22,200         587
 *CAIS Internet, Inc.                     26,000         923
 *CBT Group Public Limited Company,
  ADR                                     34,300       1,149
 *CDW Computer Centers, Inc.              17,800       1,400
 *Clarify Inc.                             8,100       1,021
 *Copper Mountain Networks                10,500         512
 *Cymer Inc.                              25,500       1,173
 *Engage Technologies Inc.                16,700       1,002
 *Etec Systems, Inc.                      21,800         978
 *FreeShop.com, Inc.                      30,900       1,483
 *Great Plains Software, Inc.             15,000       1,121
 *Inet Technologies Inc.                  19,300       1,349
 *JNI Corp.                                4,200         277
 *Kent Electronics Corp.                  49,700       1,131
 *Mediaplex, Inc.                          1,300          82
 *Metalink Ltd.                            9,900         202
 *Metasolv Software, Inc.                  9,500         777
 *Northpoint Communications               22,800         547
 *PMC-Sierra, Inc.                         5,700         914
 *Predictive Systems, Inc.                 7,800         511
 *Qlogic Corporation                       5,800         927
 *Scient Corp.                             8,000         692
 *Semtech Corporation                     17,600         917
 *TIBCO Software, Inc.                     5,700         872
 *Viant Corp.                              6,800         673
 *Whittman-Hart Inc.                      11,700         627
                                                    --------
     TOTAL                                            23,618
                                                    --------
 TRANSPORTATION (3.0%)
 C.H. Robinson Worldwide Inc.             26,700       1,061
 *Knight Transportation, Inc.             32,300         553

Small Cap Growth Stock Portfolio        8

                                                     MARKET
                                        SHARES/      VALUE
        COMMON STOCK (84.2%)              PAR       (000'S)
 -----------------------------------------------------------
 TRANSPORTATION continued
 *Swift Transportation Co., Inc.          31,300    $    552
                                                    --------
     TOTAL                                             2,166
                                                    --------
     TOTAL COMMON STOCK
       (COST $46,686)                                 60,195
                                                    --------
              MONEY MARKET INVESTMENTS (14.2%)
 -----------------------------------------------------------
 CAPTIVE FINANCE COMPANY (5.5%)
 Daimler-Chrysler N.A. Holding,
  5.50%, 01/28/00                      4,000,000       3,984
                                                    --------
 FEDERAL AND GOVERNMENT AGENCIES (5.6%)
 Federal Home Loan Mortgage Corp.,
  4.75%, 01/14/00                      3,300,000       3,294
 #Federal Home Loan Mortgage Corp.,
  5.51%, 01/10/00                        300,000         300
 #Federal Home Loan Mortgage Corp.,
  5.54%, 01/20/00                        400,000         398
                                                    --------
     TOTAL                                             3,992
                                                    --------
 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.1%)
 Quincy Capital Corporation, 6.07%,
  01/27/00                             1,500,000       1,493
                                                    --------
 SHORT-TERM BUSINESS CREDIT (1.0%)
 IBM Credit Corp., 4.00%, 01/04/00       700,000         700
                                                    --------
     TOTAL MONEY MARKET INVESTMENTS
      (COST $10,169)                                  10,169
                                                    --------
     TOTAL INVESTMENTS (98.4%)
      (COST $56,855)'                                 70,364
                                                    --------
     OTHER ASSETS, LESS LIABILITIES
      (1.6%)                                           1,119
                                                    --------
     TOTAL NET ASSETS (100.0%)                      $ 71,483
                                                    --------
 -----------------------------------------------------------

* Non-Income Producing

ADR - American Depository Receipt

# Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of December 31, 1999 is summarized below:

                                                 UNREALIZED
                       NUMBER OF   EXPIRATION   APPRECIATION
       ISSUERS         CONTRACTS      DATE        (000'S)
------------------------------------------------------------
Russell 2000 Index        30         03/00          $391
(Total Notional Value at
  12/31/99, $7,258,000)

' At December 31,1999, the aggregate cost of securities for federal income tax purposes was $56,943 and the net unrealized appreciation of investments based on that cost was $13,421 which is comprised of $14,937 aggregate gross unrealized appreciation and $1,516 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                        9       Small Cap Growth Stock Portfolio

 Objective                                Portfolio Strategy                                     Net Assets

 Maximum long-term appreciation of        Strive for the highest possible rate of capital        $1,485,311,163
 capital                                  appreciation by investing in companies with
                                          potential for rapid growth.

AGGRESSIVE GROWTH STOCK PORTFOLIO

The Aggressive Growth Stock Portfolio owns the stocks of emerging growth companies, generally with market capitalizations of less than $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.
The Portfolio's focus in stock selection is on the individual companies' ability to generate revenue, expand profit margins and maintain solid balance sheets; industry sector selection is of secondary importance. However, because opportunities tend to cluster in certain industry groups, there is a significant concentration in the technology sector, with a secondary concentration in consumer cyclicals, particularly in the retail industry. Other areas of increasing emphasis are energy service and health care, where the focus is on biotechnology, rather than health care providers.
Within the technology sector, the emphasis is on telecommunications equipment, semiconductors and semiconductor capital equipment. Internet participation is focused on service providers such as Vignette and Verisign, which have very credible business models and are within a year of achieving profitability while maintaining a very rapid growth pace. Besides their inherent merit, many technology companies have the potential to merge as technology companies seek to broaden their product offerings.

                               SECTOR ALLOCATION
                                    12/31/99
[PIE CHART]

                                                              INDUSTRIAL
                                    CONSUMER                      &          CONSUMER     HEALTH                 BUSINESS
                       TECHNOLOGY   CYCLICAL     ENERGY     TRANSPORTATION    STAPLES      CARE       FINANCE    SERVICES
                       ----------   --------     ------     --------------   --------     ------      -------    --------
Sector Allocation        48.00        10.00       8.00           8.00          6.00        5.00        3.00        2.00

                        S&P 400      SHORT-
                         INDEX        TERM
                        FUTURES    INVESTMENTS
                        -------    -----------
Sector Allocation        5.00          5.00

TOP 10 HOLDINGS
12/31/99


   Company                                                       % of net assets
   ---------------------------------------------------------------------------------
   Gemstar International Group Limited                                      2.6%
   ---------------------------------------------------------------------------------
   JDS Uniphase Corporation                                                 2.6%
   ---------------------------------------------------------------------------------
   Jabil Circuit, Inc.                                                      2.6%
   ---------------------------------------------------------------------------------
   QLogic Corporation                                                       2.5%
   ---------------------------------------------------------------------------------
   Comverse Technology, Inc.                                                2.4%
   ---------------------------------------------------------------------------------
   Vignette Corporation                                                     2.4%
   ---------------------------------------------------------------------------------
   Getty Images, Inc.                                                       2.4%
   ---------------------------------------------------------------------------------
   Sanmina Corporation                                                      2.3%
   ---------------------------------------------------------------------------------
   Lamar Advertising Company                                                2.2%
   ---------------------------------------------------------------------------------
   PMC-Sierra, Inc.                                                         2.1%

PERFORMANCE RELATIVE TO RELEVANT INDICES

[LINE GRAPH]

-------------------------------------------------------------
                 Average Annual Total Return
             For Periods Ended December 31, 1999
                                                     Since
                                1 Year   5 Years   Inception#
-------------------------------------------------------------
Aggressive Growth Stock
 Portfolio                      43.78%   23.62%      22.02%
Wilshire Small Cap              36.86%   21.57%      20.69%
Wilshire Next 1750              10.47%   15.78%      17.66%
S&P MidCap 400 Index            14.69%   23.04%      20.65%
-------------------------------------------------------------
# Inception Date of 11/30/90

Since the Portfolio invests primarily in medium-capitalization (MidCap) issues, the index that best reflects the Portfolio's performance is the S&P MidCap 400 Index. This is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. Because the average market capitalization of the Aggressive Growth Fund has recently increased, the S&P MidCap 400 Index is more representative of the current composition of this Portfolio than the Wilshire Next 1750 Index and Wilshire Small Cap Index, which are the small-capitalization indices used in the past.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 1999, the 400 companies in the composite had median market capitalization of $1.6 billion and a total market value of $907 billion. The MidCap 400 represents approximately 6% of the market value of S&P's database of over 8,200 equities.

The Wilshire Next 1750 is an unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000. The largest sectors represented in this index are materials and services, technology, and consumer non-durables. Market capitalization ranges from $1.5 billion to $624 million.

The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index. The average market capitalization is approximately $981 million. The largest sector weightings include technology, materials and services, and consumer non-durables.

On May 3, 1994, the Northwestern Mutual Aggressive Growth Stock Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc. Aggressive Growth Stock Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.

This chart assumes an initial investment of $10,000 made on 11/30/90 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns shown on page 2 reflect mortality and expense risk charges and premium charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

Aggressive Growth Stock Portfolio      10

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 1999

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (89.9%)                PAR         (000'S)
 ---------------------------------------------------------
 BUSINESS SERVICES (1.5%)
 *The Corporate Executive Board
  Company                            287,600   $    16,070
 *Waters Corp.                       126,700         6,715
                                               -----------
     TOTAL                                          22,785
                                               -----------
 CAPITAL GOODS (7.4%)
 *Jabil Circuit, Inc.                527,400        38,500
 Kaydon Corporation                  342,200         9,175
 *RSA Security, Inc.                 185,200        14,353
 *Sanmina Corporation                346,200        34,577
 *Tetra Tech, Inc.                   848,678        13,048
                                               -----------
     TOTAL                                         109,653
                                               -----------
 COMMUNICATION SERVICES (0.4%)
 *Crown Castle International
  Co.                                165,300         5,310
 *TeleCorp PCS, Inc.                  28,500         1,083
                                               -----------
     TOTAL                                           6,393
                                               -----------
 CONSUMER CYCLICAL (10.3%)
 *Abercrombie & Fitch Co.            113,300         3,024
 *Catalina Marketing
  Corporation                        178,500        20,661
 Cintas Corp.                        278,900        14,816
 *Dollar Tree Stores, Inc.           191,800         9,290
 *eToys, Inc.                        218,600         5,738
 *FreeMarkets, Inc.                   17,500         5,973
 *Getty Images, Inc.                 714,100        34,902
 *Kohl's Corporation                 181,800        13,124
 *Linens 'N Things, Inc.             261,633         7,751
 *O'Reilly Automotive, Inc.          614,400        13,210
 Royal Caribbean Ltd.                167,300         8,250
 *Sonic Automotive, Inc.             626,800         6,111
 *Tower Automotive, Inc.             619,900         9,570
                                               -----------
     TOTAL                                         152,420
                                               -----------
 CONSUMER STAPLES (6.4%)
 *American Tower Systems             217,722         6,654
 *AMFM, Inc.                         115,800         9,061
 *Clear Channel Communications,
  Inc.                               308,500        27,534
 *Entercom Communications
  Corporation                        191,000        12,606
 *Insight Communications             211,700         6,272
 *Lamar Advertising, Co.             526,925        31,912
                                               -----------
     TOTAL                                          94,039
                                               -----------
 ENERGY (7.5%)
 Anadarko Petroleum Corporation      485,800        16,578
 *BJ Services Company                503,000        21,032
 *Global Industries, Ltd.            912,900         7,874
 *Nabors Industries, Inc.            580,700        17,965
 Santa Fe International Corp.        865,401        22,392
 *Weatherford International,
  Inc.                               651,925        26,036
                                               -----------
     TOTAL                                         111,877
                                               -----------

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (89.9%)                PAR         (000'S)
 ---------------------------------------------------------
 FINANCE (2.7%)
 Investors Financial Services
  Corp.                              386,300   $    17,770
 *Knight/Trimark Group, Inc.         296,800        13,653
 Radian Group, Inc.                  182,100         8,695
                                               -----------
     TOTAL                                          40,118
                                               -----------
 HEALTHCARE (5.0%)
 Bausch & Lomb, Inc.                  77,100         5,277
 *Elan Corporation Plc - ADR         263,755         7,781
 *Lincare Holdings, Inc.             232,600         8,068
 *Patterson Dental Company           399,925        17,047
 *Province Healthcare                301,200         5,723
 *Shire Pharmaceuticals Group
  PLC, ADR                           286,300         8,338
 *Sybron International
  Corporation                        666,600        16,457
 *Visx Inc.                          107,000         5,537
                                               -----------
     TOTAL                                          74,228
                                               -----------
 TECHNOLOGY (47.6%)
 *Aether Systems, Inc.                47,500         3,402
 *Altera Corp.                       349,500        17,322
 *Bluestone Software, Inc.            28,500         3,277
 *CDW Computer Centers, Inc.         326,300        25,655
 *CIENA Corporation                  167,900         9,654
 *Comverse Technology, Inc.          245,550        35,543
 *Concord EFS, Inc.                  651,225        16,769
 *Conexant Systems, Inc.             403,000        26,749
 *Copper Mountain Networks           177,000         8,629
 *DST Systems, Inc.                  303,200        23,138
 *Electronic Arts Inc.               129,400        10,870
 *Etec Systems, Inc.                 219,500         9,850
 *Fiserv, Inc.                       448,750        17,193
 *Foundry Networks, Inc.              27,000         8,146
 *Gemstar International Group
  Limited                            549,800        39,173
 *Great Plains Software, Inc.        280,100        20,937
 *JDS Uniphase Corp.                 242,800        39,167
 *Keane, Inc.                        202,800         6,439
 *Microchip Technology, Inc.         400,400        27,402
 *Network Appliance Inc.             287,200        23,856
 *Netzero, Inc.                       33,300           897
 *Northpoint Communications          115,800         2,779
 *Novellus Systems, Inc.             183,000        22,423
 *Paradyne Networks Corp.             68,100         1,856
 Paychex, Inc.                       540,000        21,600
 PE Corp.-PE Biosystems Group        112,000        13,475
 *Peregrine Systems, Inc.            368,831        30,475
 *PMC-Sierra, Inc.                   190,278        30,504
 *Proxicom, Inc.                      56,300         6,999
 *Qlogic Corporation                 227,800        36,420
 *Sapient Corp.                      181,400        25,566
 *Scient Corp.                       151,020        13,054
 *Semtech Corporation                398,600        20,777
 *Sycamore Networks, Inc.              4,600         1,417

                                       11      Aggressive Growth Stock Portfolio

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (89.9%)                PAR         (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 *Synopsys, Inc.                     285,093   $    19,030
 *Tellabs, Inc.                      268,100        17,209
 *VeriSign, Inc.                     147,000        28,068
 *Viant Corp.                         61,469         6,085
 *Vignette Corporation               215,328        35,098
 *ZapMe! Corporation                  71,200           614
                                               -----------
     TOTAL                                         707,517
                                               -----------
 TRANSPORTATION (1.1%)
 Expeditors International of
  Washington, Inc.                   159,900         7,006
 *Swift Transportation Co.,
  Inc.                               515,490         9,085
                                               -----------
     TOTAL                                          16,091
                                               -----------
     TOTAL COMMON STOCK (COST
       $724,799)                                 1,335,121
                                               -----------
 MONEY MARKET INVESTMENTS (10.4%)
 ---------------------------------------------------------
 CAPTIVE FINANCE COMPANY (3.1%)
 Daimler-Chrysler N.A. Holding,
  5.50%, 01/28/00                 20,000,000        19,917
 Ford Motor Credit Company,
  6.21%, 01/12/00                 25,000,000        24,953
                                               -----------
     TOTAL                                          44,870
                                               -----------
 FEDERAL GOVERNMENT AND AGENCIES (1.7%)
 #Federal Home Loan Mortgage
  Corp., 4.74%, 01/14/00          23,000,000        22,961
 Federal Home Loan Mortgage
  Corp., 5.51%, 01/10/00             100,000           100
 #Federal Home Loan Mortgage
  Corp., 5.54%, 01/20/00           2,000,000         1,994
                                               -----------
     TOTAL                                          25,055
                                               -----------
 FINANCE LESSOR (1.3%)
 Variable Funding Capital
  Corp., 6.05%, 01/25/00          20,000,000        19,919
                                               -----------
 FINANCE SERVICES (1.4%)
 Preferred Receivable Funding,
  5.25%, 01/27/00                  1,500,000         1,494
 Preferred Receivable Funding,
  6.10%, 01/27/00                 19,500,000        19,414
                                               -----------
     TOTAL                                          20,908
                                               -----------

                                                 MARKET
 MONEY MARKET INVESTMENTS          SHARES/        VALUE
 (10.4%)                             PAR         (000's)
 ---------------------------------------------------------
 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.9%)
 National Rural, 5.80%,
   01/25/00                       23,000,000   $    22,911
 Quincy Capital Corporation,
  6.02%, 01/28/00                 20,000,000        19,910
                                               -----------
     TOTAL                                          42,821
                                               -----------
 SHORT-TERM BUSINESS CREDIT (0.0%)
 IBM Credit Corp., 4.00%,
  01/04/00                           700,000           700
                                               -----------
     TOTAL MONEY MARKET
      INVESTMENTS (COST
      $154,273)                                    154,273
                                               -----------
     TOTAL INVESTMENTS (100.3%)
      COST ($879,072)'                           1,489,394
                                               -----------
     OTHER ASSETS, LESS
      LIABILITIES (-0.3%)                           (4,083)
                                               -----------
     TOTAL NET ASSETS (100.0%)                 $ 1,485,311
                                               -----------

* Non-Income Producing

ADR - American Depository Receipt

# Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of December 31, 1999 is summarized below:

                                                 UNREALIZED
                       NUMBER OF   EXPIRATION   APPRECIATION
ISSUERS                CONTRACTS      DATE        (000'S)
------------------------------------------------------------
Midcap 400 Stock
 Index                    353         3/00         $2,409
(Total Notional Value
 at 12/31/99,
 $76,866,400)

' At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $880,991 and the net unrealized appreciation of investments based on that cost was $608,403 which is comprised of $631,235 aggregate gross unrealized appreciation and $22,832 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

Aggressive Growth Stock Portfolio      12

 Objective:                               Portfolio Strategy:                                    Net Assets

 Long-term appreciation of capital        Participate in the growth of foreign economies by      $772,170,457
 through diversification into markets     investing in securities with high long-term
 outside the United States                earnings potential relative to current market
                                          values.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio offers policyowners the opportunity to participate in the growth of companies in countries throughout the world, particularly those with expanding economies. In selecting investments, the principal focus is on identifying undervalued stocks of companies with strong finances and good long-term growth opportunities, rather than on choosing regions of the world in which to invest. The Portfolio is normally fully invested in equity securities.
International stock markets were generally quite strong in 1999, as economies in most of the world strengthened. Paced by a very strong Japanese market, Asian markets improved dramatically, as the financial crisis that began in 1997 seems to have abated. Most European markets posted gains of 20% or more for the year, and Latin American markets were generally up, despite continued economic weakness in these economies.
The Portfolio slightly underperformed its benchmark, the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index, mainly because of an underweighting in Japan, which is a major factor in the index. Balancing this underexposure was very strong stock selection: major Japanese holdings including Sony, Nomura and NTT contributed importantly to performance. Holdings in other Asian nations including Korea also contributed to performance.
European markets are looking increasingly like the U.S. market, with performance dominated by a few growth companies and technology names. The Portfolio's value orientation and sell discipline has limited performance somewhat, as some technology and telecommunications names have been sold after reaching target values. In the U.K., holdings of large retailers such as Marks & Spencer and Sainsbury hurt performance as these companies struggled with an increasingly competitive market environment.
The Portfolio benefited from its Latin American exposure, especially in the strong Mexican market, where one of the largest holdings, Telefonos de Mexico, more than doubled in price.
The International Equity Portfolio is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

                                ASSET ALLOCATION
                                    12/31/99
[PIE CHART]

                                                                           AUSTRALIA/NEW       NORTH
                              EUROPE           ASIA        LATIN AMERICA      ZEALAND         AMERICA          OTHER
                              ------           ----        -------------   -------------      -------          -----
Asset Allocation               51.00           20.00           12.00           7.00            5.00            3.00

                            NON-EQUITY
                             HOLDINGS
                            ----------
Asset Allocation               1.00

TOP 10 HOLDINGS
12/31/99


   Company                                               Country   % of Net Assets
   -----------------------------------------------------------------------------------
   Sony Corporation                                      Japan                3.4%
   -----------------------------------------------------------------------------------
   The Nomura Securities Co., Ltd.                       Japan                2.3%
   -----------------------------------------------------------------------------------
   Telefonos de Mexico SA                                Mexico               2.2%
   -----------------------------------------------------------------------------------
   AXA-UAP SA                                            France               2.0%
   -----------------------------------------------------------------------------------
   Merita Limited "A"                                    Finland              1.9%
   -----------------------------------------------------------------------------------
   Nippon Telephone & Telegraph Corporation              Japan                1.8%
   -----------------------------------------------------------------------------------
   Stora Enso OYJ -- R Shares                            Finland              1.7%
   -----------------------------------------------------------------------------------
   Total Fina SA                                         France               1.7%
   -----------------------------------------------------------------------------------
   Aventis S.A.                                          France               1.7%
   -----------------------------------------------------------------------------------
   Teva Pharmaceutical Industries, Ltd., ADR             Israel               1.7%

PERFORMANCE RELATIVE TO THE EAFE INDEX
[LINE GRAPH]

                                                               INTERNATIONAL EQUITY PORTFOLIO               EAFE INDEX
                                                               ------------------------------               ----------
4/93                                                                      10000.00                           10000.00
12/93                                                                     12464.00                           10970.00
12/94                                                                     12451.00                           11859.00
12/95                                                                     14266.00                           13228.00
12/96                                                                     17264.00                           14068.00
12/97                                                                     19384.00                           14364.00
12/98                                                                     20319.00                           17284.00
12/99                                                                     24968.00                           22002.00

-------------------------------------------------------------
                 Average Annual Total Return
             For Periods Ended December 31, 1999
                                                     Since
                                1 Year   5 Years   Inception#
-------------------------------------------------------------
International Equity Portfolio  22.88%   14.93%      14.70%
EAFE Index                      27.30%   13.16%      12.55%
-------------------------------------------------------------
# Inception date of 4/30/93

As depicted in the graph, the International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars.

On May 3, 1994, the Northwestern Mutual International Equity Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc., International Equity Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.

This chart assumes an initial investment of $10,000 made on 4/30/93 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns shown on page 2 reflect mortality and expense risk charges and premium charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       13         International Equity Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 1999

                                                        MARKET
                                           SHARES/       VALUE
 COMMON STOCK (98.3%)      COUNTRY           PAR        (000'S)
 ---------------------------------------------------------------
 CAPITAL EQUIPMENT (6.2%)
 Alcatel, ADR           France               206,000   $   9,270
 Alcatel, DG            France                30,300       6,952
 Hong Kong Aircraft &
  Engineering           Hong Kong          2,680,700       4,449
 Invensys PLC           United Kingdom       107,832         587
 Rolls-Royce PLC        United Kingdom     2,685,200       9,285
 Koninklijke Philips
  Electronics N.V.      Netherlands           57,960       7,874
 The Weir Group PLC     United Kingdom     2,702,500       9,606
                                                       ---------
     TOTAL                                                48,023
                                                       ---------
 CONSUMER GOODS (14.8%)
 Autoliv, Inc.          Sweden               279,100       8,164
 Aventis SA             France               221,000      12,833
 *Aventis SA            Germany               88,297       5,118
 Fiat SPA Ord.          Italy                152,790       4,359
 Medeva PLC             United Kingdom     4,250,000      12,085
 Nycomed Amersham PLC   United Kingdom     1,628,610      10,149
 Ono Pharmaceutical
  Co., Ltd.             Japan                233,000       6,249
 Tate & Lyle, PLC       United Kingdom       762,600       4,904
 Teva Pharmaceutical
  Industries Ltd., ADR  Israel               178,200      12,775
 Sony Corporation       Japan                 87,500      25,952
 Volvo Aktiebolaget, B
  Free                  Sweden               433,000      11,203
                                                       ---------
     TOTAL                                               113,791
                                                       ---------
 ENERGY (6.6%)
 Petroleo Brasileiro
  SA - Petrobras        Brazil            32,500,000       8,276
 Ranger Oil Limited     Canada             1,055,400       3,298
 *Renaissance Energy
  LTD                   Canada               540,000       5,425
 Repsol S.A.            Spain                366,000       8,479
 Shell Transport &
  Trading Company PLC   United Kingdom     1,518,500      12,623
 Total Fina SA          France                97,622      13,017
                                                       ---------
     TOTAL                                                51,118
                                                       ---------
 FINANCE (21.0%)
 Australia & New
  Zealand Bank Group    Australia          1,506,097      10,965
 AXA-UAP SA             France               108,413      15,100
 Banco Bradesco SA      Brazil           623,750,000       4,893
 *Banco Bradesco SA,
  Rights                Brazil            40,502,640         161
 Banco de Andulucia     Spain                120,000       4,227
 Banco Itau S.A.        Brazil             2,079,000       1,784

                                                        MARKET
                                           SHARES/       VALUE
 COMMON STOCK (98.3%)      COUNTRY           PAR        (000'S)
 ---------------------------------------------------------------
 FINANCE continued
 Bangkok Bank Public
  Company Ltd           Thailand           1,551,800   $   3,929
 Banque Nationale de
  Paris                 France               103,385       9,530
 *Banque Nationale de
  Paris, Warrants       France                46,345         213
 Deutsche Bank AG       Germany              108,188       9,129
 Hang Lung Development
  Co.                   Hong Kong          2,758,000       3,122
 HSBC Holdings          Hong Kong            568,137       7,967
 ING Groep NV           Netherlands          209,000      12,607
 Merita Limited "A"     Finland            2,436,000      14,341
 The Nomura Securities
  Co., Ltd.             Japan                987,400      17,832
 PartnerRe Ltd.         Bermuda              226,600       7,350
 Scor                   France               129,900       5,726
 Unibanco Uniao de
  Bancos                Brazil            14,033,500         932
 Unidanmark A/S, A
  Registered            Denmark              180,800      12,711
 XL Capital Ltd.        Bermuda              178,800       9,275
 Zurich
  Versicherungs -
  Gesellschaft          Switzerland           17,900      10,207
                                                       ---------
     TOTAL                                               162,001
                                                       ---------
 GOLD MINES (2.1%)
 AngloGold Limited ADR  S. Africa            238,800       6,134
 Barrick Gold
  Corporation           Canada               390,300       6,963
 *Kinross Gold
  Corporation           Canada             1,796,100       3,335
                                                       ---------
     TOTAL                                                16,432
                                                       ---------
 MATERIALS (11.9%)
 Agrium, Inc.           Canada               473,300       3,727
 Akzo Nobel NV          Netherland           163,600       8,199
 Asia Pulp & Paper
  Company Ltd. ADR      Singapore            477,300       3,759
 Bayer AG               Germany              157,000       7,426
 Boehler - Uddeholm AG  Austria              119,556       5,510
 *Celanese AG           Germany               11,770         214
 Companhia Vale do Rio
  Doce, ADR             Brazil               372,000       9,393
 Corus Group PLC        United Kingdom     4,392,400      11,426
 Grupo Mexico, B
  Shares                Mexico             1,320,000       6,541
 Hepworth PLC           United Kingdom       607,200       1,869
 Metsa Serla Oyj, B
  shares                Finland              157,500       1,831
 Pioneer International
  Ltd.                  Australia          3,197,946       9,644

International Equity Portfolio         14

                                                        MARKET
                                           SHARES/       VALUE
 COMMON STOCK (98.3%)      COUNTRY           PAR        (000'S)
 ---------------------------------------------------------------
 MATERIALS continued
 Stora Enso OYJ - R
  shares                Finland              754,400   $  13,142
 Stora Kapparbergs,
  Series B              Sweden               507,997       8,723
                                                       ---------
     TOTAL                                                91,404
                                                       ---------
 MULTI-INDUSTRY (5.1%)
 Elementis PLC          United Kingdom     1,494,000       1,943
 Hutchinson Whampoa
  Limited               Hong Kong            798,000      11,600
 Pilkington PLC         United Kingdom     4,777,300       6,522
 Swire Pacific
  Limited, A Shares     Hong Kong          1,459,500       8,618
 Swire Pacific
  Limited, B Shares     Hong Kong          3,534,200       3,092
 Williams PLC           United Kingdom     1,652,900       7,524
                                                       ---------
     TOTAL                                                39,299
                                                       ---------
 SERVICES (23.4%)
 Best Denki Co., Ltd.   Japan                581,000       5,460
 British Airways PLC    United Kingdom     1,242,900       8,113
 *Cable & Wire Optus
  Ltd.                  Australia          2,674,560       8,944
 Compania Anonima
  Nacional Telefonos
  de Venezuela          Venezuela            293,000       7,215
 Cia. de
  Telecomunicaciones
  de Chile S.A.         Chile                273,725       4,996
 Embratel
  Participacoes S.A,
  ADR                   Brazil               241,200       6,573
 Hyder PLC Cum. Red.
  Pfd.                  United Kingdom       401,400         572
 Korea Telecom
  Corporation, ADR      Republic Of
                        Korea                 97,000       7,251
 Kurita Water
  Industries, Ltd.      Japan                299,000       4,753
 Laidlaw
  Transportation
  Limited               Canada               691,580       3,631
 Marks & Spencer PLC    United Kingdom     1,148,000       5,467
 Mayne Nickless Ltd.    Australia          1,671,600       4,316
 Moebel Walther AG PFD  Germany              103,297         800
 News Corporation Ltd.  Australia          1,014,400       8,697
 Nippon Telephone &
  Telegraph
  Corporation (NTT)     Japan                    800      13,704
 The Peninsular and
  Oriental Steam
  Navigation Company    United Kingdom       548,000       9,146
 Phillipine Long
  Distance Telephone,
  ADR                   Philippines          127,000       3,286

                                                        MARKET
                                           SHARES/       VALUE
 COMMON STOCK (98.3%)      COUNTRY           PAR        (000'S)
 ---------------------------------------------------------------
 SERVICES continued
 Portugal Telecom SA    Portugal             395,000   $   4,329
 Pt Indosat, ADR        Indonesia            386,900       8,367
 J Sainsbury PLC        United Kingdom     1,162,100       6,558
 SK Telecom Co., LTD.,
  ADR                   Republic Of
                        Korea                  7,351         282
 Somerfield PLC         United Kingdom       860,766       1,224
 Storehouse PLC         United Kingdom     2,879,480       2,163
 Telecom Corporation
  of New Zealand
  Limited               New Zealand        1,959,500       9,215
 Telecom Italia SPA     Italy              1,200,000       7,306
 Telefonica de
  Argentina SA, ADR     Argentina            358,300      11,063
 Telefonica del Peru
  SA B shares, ADR      Peru                 370,800       4,959
 Telefonos de Mexico
  SA, ADR               Mexico               154,002      17,325
 Telesp Participacoes
  S.A., ADR             Brazil               210,300       5,139
                                                       ---------
     TOTAL                                               180,854
                                                       ---------
 UTILITIES (7.2 %)
 Endesa S.A.            Spain                252,000       4,999
 EVN Energie
  Versorgung            Australia             21,500       3,245
 Gener S.A., ADR        Chile                299,450       4,641
 Hong Kong Electric
  Holdings Ltd          Hong Kong          1,790,000       5,596
 Iberdrola S.A.         Spain                587,500       8,135
 Korea Electric Power
  Corp., ADR            Korea                271,000       8,401
 National Power PLC     United Kingdom     1,246,864       7,222
 Thames Water           United Kingdom       430,504       5,370
 Veba AG                Germany              168,100       8,162
                                                       ---------
     TOTAL                                                55,771
                                                       ---------
     TOTAL COMMON STOCK (COST
       $626,644)                                         758,693
                                                       ---------
     MONEY MARKET
  INVESTMENTS (1.4%)
 ---------------------------------------------------------------
 CAPTIVE FINANCE
  COMPANY (1.3%)
 Ford Motor Credit
  Company, 5.95%,
  01/12/2000            United States      9,700,000       9,681
                                                       ---------
 FEDERAL GOVERNMENT AND AGENCIES (.1%)
 Federal Home Loan
  Mortgage Corp.,
  4.74%, 01/14/2000     United States      1,230,000       1,228
                                                       ---------
     TOTAL MONEY MARKET INVESTMENTS (COST $10,909)
                                                          10,909
                                                       ---------

                                       15         International Equity Portfolio

                                                        MARKET
                                                         VALUE
                                                        (000'S)
 ---------------------------------------------------------------
     TOTAL INVESTMENTS (99.7%)
     (COST $637,553)'                                  $ 769,602
                                                       ---------
     OTHER ASSETS, LESS LIABILITIES (0.3%)                 2,568
                                                       ---------
     TOTAL NET ASSETS (100.0%)                         $ 772,170
                                                       ---------

* Non-Income Producing

ADR - American Depository Receipt

Investment Percentages by Country:

United Kingdom                                       15.97%
Japan                                                 9.61%
France                                                9.44%
Australia                                             5.95%
Hong Kong                                             5.77%
Other                                                53.26%
                                                    -------
Total                                               100.00%

' At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $637,581 and the net unrealized appreciation of investments based on that cost was $132,021 which is comprised of $196,727 aggregate gross unrealized appreciation and $64,706 gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

International Equity Portfolio         16

 Objective                                Portfolio Strategy                                     Net Assets

 Long-term capital appreciation           Invest in a portfolio designed to approximate the      $59,644,323
 through cost-effective participation     composition and returns of the S&P 500 Index.
 in broad market performance

INDEX 400 STOCK PORTFOLIO
The Index 400 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index. This index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 1999, the 400 companies in the composite had a median market capitalization of $1.6 billion and total market value of $922 billion. For comparison, the 500 large stocks in the S&P 500 Index had a median market capitalization of $8.0 billion and total market value of $12,318 billion.

The Index 400 Portfolio, introduced on April 30, 1999, and made available to life policyowners on June 30, 1999, enables policyowners to participate in the performance of mid-sized companies in the U.S. equity market. In its first eight months of operation, the Portfolio achieved the objective of matching the results of the S&P 400 MidCap Index before expenses.

                               SECTOR ALLOCATION
                                    12/31/99
[PIE CHART]

                                                      BASIC
                                    CONSUMER    MATERIALS/CAPITAL                HEALTH                 CONSUMER
                       TECHNOLOGY   CYCLICAL          GOODS          FINANCE      CARE      UTILITIES    STAPLES    ENERGY
                       ----------   --------    -----------------    -------     ------     ---------   --------    ------
Sector Allocation        25.00        15.00           12.00           11.00       10.00       8.00        7.00        4.00


                         OTHER        INDEX
                       INDUSTRIES    FUTURES
                       ----------    -------
Sector Allocation         3.00        5.00

TOP 10 HOLDINGS
12/31/99


   Company                                                          % of Net Assets
   ------------------------------------------------------------------------------------
   VERITAS Software Corporation                                                3.8%
   ------------------------------------------------------------------------------------
   Siebel Systems, Inc.                                                        1.6%
   ------------------------------------------------------------------------------------
   Biogen, Inc.                                                                1.3%
   ------------------------------------------------------------------------------------
   Maxim Integrated Products, Inc.                                             1.3%
   ------------------------------------------------------------------------------------
   Intuit, Inc.                                                                1.2%
   ------------------------------------------------------------------------------------
   Linear Technology Corporation                                               1.1%
   ------------------------------------------------------------------------------------
   Univision Communications, Inc.                                              1.1%
   ------------------------------------------------------------------------------------
   MedImmune, Inc.                                                             1.0%
   ------------------------------------------------------------------------------------
   Altera Corporation                                                          1.0%
   ------------------------------------------------------------------------------------
   Harley-Davidson, Inc.                                                       1.0%

PERFORMANCE RELATIVE TO THE S&P 400 MIDCAP INDEX
[LINE GRAPH]

                                                                 INDEX 400 STOCK PORTFOLIO             S&P MIDCAP 400 INDEX
                                                                 -------------------------             --------------------
4/99                                                                      10000.00                           10000.00
12/99                                                                     11288.00                           11358.00

-----------------------------------------------
          Average Annual Total Return
      For Period Ended December 31, 1999
                                       Since
                                     Inception#
-----------------------------------------------
Index 400 Stock Portfolio              12.83%
S&P MidCap 400 Index                   13.58%
-----------------------------------------------
# Inception Date of 4/30/99
(Returns not annualized)

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 1999, the 400 companies in the composite had median market capitalization of $1.6 billion and a total market value of $907 billion. The MidCap 400 represents approximately 6% of the market value of S&P's database of over 8,200 equities.

This chart assumes an initial investment of $10,000 made on 4/30/99. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns shown on page 2 reflect mortality and expense risk charges and premium charges deducted from the assets of the separate account. The loss of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the total cost of insurance protection.

                                       17              Index 400 Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 1999

                                                 MARKET
                                      SHARES/     VALUE
 COMMON STOCK (94.7%)                   PAR      (000'S)
 -------------------------------------------------------
 BASIC MATERIALS (4.6%)
 A. Schulman, Inc.                       1,900   $    31
 *Airgas, Inc.                           4,400        42
 AK Steel Holding Corp.                  6,200       117
 Albemarle Corporation                   2,900        56
 Bowater Inc.                            3,200       174
 Cabot Corp.                             4,100        84
 Carpenter Technology                    1,400        38
 Chesapeake Corp.                        1,300        40
 CK Witco Corporation                    7,363        98
 Cleveland-Cliffs Inc.                     700        22
 Consolidated Papers, Inc.               5,600       178
 *Cytec Industries Inc.                  2,600        60
 Dexter Corp.                            1,400        56
 Ethyl Corp.                             5,200        20
 Ferro Corp.                             2,200        48
 Georgia Gulf Corp.                      1,900        58
 Georgia-Pacific Corporation
  (Timber Group)                         5,100       126
 H.B. Fuller Co.                           900        50
 IMC Global Inc.                         7,100       116
 Kennametal Inc.                         1,800        60
 Longview Fibre Co.                      3,200        46
 Lubrizol Corp.                          3,400       105
 Lyondell Chemical Company               7,200        92
 M.A. Hanna Company                      3,000        33
 Martin Marietta Materials               2,900       119
 *Maxxam Inc.                              400        17
 Minerals Technologies Inc.              1,300        52
 Olin Corp.                              2,800        55
 Oregon Steel Mills Inc.                 1,600        13
 P.H. Glatfelter Company                 2,600        38
 Rayonier Inc.                           1,700        82
 RPM. Inc.                               6,800        69
 Ryerson Tull Inc.                       1,500        29
 Solutia Inc.                            6,800       105
 Sonoco Products Co.                     6,300       143
 Southdown Inc.                          2,200       114
 *Ucar International Inc.                2,800        50
 Universal Corp-Va                       2,000        46
 Wausau-Mosinee Paper Corp.              3,200        37
                                                 -------
     TOTAL                                         2,719
                                                 -------
 CAPITAL GOODS (7.3%)
 Agco Corp.                              3,700        50
 Albany International Corp.              1,900        29
 *American Power Conversion             11,900       314
 *American Standard Companies            4,400       202
 Ametek Inc.                             2,000        38
 Carlisle Companies. Inc.                1,900        68
 Cordant Technologies Inc.               2,300        76
 Diebold Inc.                            4,300       101
 Donaldson Co. Inc.                      2,800        67
 Federal Signal Corp.                    2,800        45

                                                 MARKET
                                      SHARES/     VALUE
 COMMON STOCK (94.7%)                   PAR      (000'S)
 -------------------------------------------------------
 CAPITAL GOODS continued
 Flowserve Corp.                         2,300   $    39
 Granite Construction Inc.               1,700        31
 Harsco Corp.                            2,500        79
 Herman Miller Inc.                      4,900       113
 Hillenbrand Industries                  4,100       130
 HON Industries                          3,800        83
 Hubbell Inc.                            4,000       109
 *Jabil Circuit, Inc.                    5,400       394
 *Jacobs Engineering Group Inc.          1,600        52
 Kaydon Corporation                      2,000        54
 *Magnetek Inc.                          1,900        15
 Newport News Shipbuilding               2,100        58
 Nordson Corp.                           1,000        48
 Pentair Inc.                            3,000       116
 Precision Castparts Corp.               1,500        39
 Reynolds & Reynolds                     4,800       108
 *Sanmina Corporation                    3,600       360
 *SCI Systems Inc.                       4,500       370
 *Sensormatic Electronics Corp.          4,700        82
 *Sequa Corp.                              600        32
 *SPX Corp.                              1,900       154
 Standard Register Co.                   1,700        33
 Stewart & Stevenson Services            1,700        20
 *Symbol Technologies Inc.               5,400       343
 Tecumseh Products Co.                   1,200        57
 Teleflex, Inc.                          2,300        72
 Trinity Industries                      2,500        71
 *Vishay Intertechnology Inc.            5,225       165
 Wallace Computer Services, Inc.         2,600        43
 York International Corp.                2,500        69
                                                 -------
     TOTAL                                         4,329
                                                 -------
 COMMUNICATION SERVICES (1.7%)
 Broadwing, Inc.                        13,300       490
 Comsat Corp.                            3,222        64
 Telephone & Data Systems Inc.           3,800       479
                                                 -------
     TOTAL                                         1,033
                                                 -------
 CONSUMER CYCLICAL (15.0%)
 *A.H. Belo Corporation                  7,300       139
 *Abercrombie & Fitch Co.                6,400       171
 *AC Nielsen Corporation                 3,600        89
 *Acxiom Corporation                     5,200       125
 *American Eagle Outfitters, Inc.        2,900       131
 *Apollo Group Inc.                      4,800        96
 Arvin Industries Inc.                   1,600        45
 Bandag Inc.                             1,400        35
 *Barnes & Noble, Inc.                   4,300        89
 *BJ's Wholesale Club Inc.               4,500       164
 *Blyth Industries Inc.                  3,000        74
 *Borders Group Inc.                     4,800        77
 Borg-Warner Automotive, Inc.            1,600        65
 *Burlington Industries, Inc.            3,300        13

Index 400 Stock Portfolio              18

                                                 MARKET
                                      SHARES/     VALUE
 COMMON STOCK (94.7%)                   PAR      (000'S)
 -------------------------------------------------------
 CONSUMER CYCLICAL continued
 Callaway Golf Company                   4,700   $    83
 *CDW Computer Centers, Inc.             2,700       212
 Cintas Corp.                            6,800       361
 Claire's Stores Inc.                    3,100        69
 Clayton Homes Inc.                      8,900        82
 *Compusa Inc.                           5,700        29
 *Convergys Corp.                        9,400       289
 *DeVry, Inc.                            4,300        80
 *Dollar Tree Stores, Inc.               3,800       184
 Family Dollar Stores                   10,700       175
 Fastenal Co.                            2,300       103
 *Federal-Mogul Corp.                    4,400        89
 *Furniture Brands International
  Inc.                                   3,200        70
 *Gtech Holdings Corp.                   2,200        48
 Harley-Davidson, Inc.                   9,400       602
 Harte-Hanks Communications              4,300        94
 Heilig-Meyers Co.                       3,700        10
 Houghton Mifflin Co.                    1,900        80
 International Game Technology           5,600       114
 International Speedway Corporation      3,300       166
 *Jones Apparel Group, Inc.              7,551       205
 Kelly Services Inc.                     2,200        55
 Lancaster Colony Corp.                  2,500        83
 *Land's End Inc.                        1,900        66
 *Lear Corporation                       4,100       131
 Lee Enterprises                         2,700        86
 *Mandalay Resort Group                  5,600       113
 Manpower Inc.                           4,700       177
 Mark IV Industries Inc.                 2,900        51
 Media General Inc.                      1,600        83
 Meritor Automotive Inc.                 4,300        83
 *Micro Warehouse Inc.                   2,200        41
 Modine Manufacturing Co.                1,800        45
 *Modis Professional Services Inc.       5,900        84
 *Mohawk Industries Inc.                 3,700        98
 *Navigant Consulting Co.                2,600        28
 NCH Corp.                                 300        13
 *NCO Group, Inc.                        1,500        45
 Neiman Marcus Group, Inc                3,000        84
 *Officemax Inc.                         7,000        39
 *Ogden Corp.                            3,000        36
 Olsten Corp.                            5,000        57
 *Park Place Entertainment              18,700       234
 *Payless Shoesource Inc.                2,000        94
 Pittston Brink's Group                  2,500        55
 *Premier Parks Inc.                     4,800       139
 The Readers Digest Association,
  Inc.                                   6,600       193
 *Robert Half International, Inc.        5,600       160
 Rollins Inc.                            1,900        28
 Ross Stores Inc.                        5,600       100
 *Saks Incorporated                      8,900       139
 *Scholastic Corp.                       1,000        62
 Shaw Industries Inc.                    8,500       131
 Sotheby's Holdings                      3,600       108
 Stewart Enterprises, Inc.               6,900        33

                                                 MARKET
                                      SHARES/     VALUE
 COMMON STOCK (94.7%)                   PAR      (000'S)
 -------------------------------------------------------
 CONSUMER CYCLICAL continued
 Superior Industries International       1,700   $    46
 *Sylvan Learning Systems Inc.           3,200        42
 *Tech Data Corp.                        3,200        87
 Tiffany & Co.                           4,300       384
 *Unifi Inc.                             3,700        46
 USG Corp.                               3,100       146
 Viad Corp.                              6,000       167
 Warnaco Group                           3,400        42
 Washington Post                           600       334
 Wellman Inc.                            1,900        35
 Westpoint Stevens Inc.                  3,400        59
 *Williams-Sonoma, Inc.                  3,400       156
                                                 -------
     TOTAL                                         8,976
                                                 -------
 CONSUMER STAPLES (7.2%)
 Banta Corp.                             1,700        38
 Bergen Brunswig Corp.                   8,300        69
 Bob Evans Farms, Inc.                   2,400        37
 *Brinker International Inc.             4,100        98
 *Buffets Inc.                           2,600        26
 Carter-Wallace Inc.                     2,800        50
 CBRL Group Inc.                         3,700        36
 *Chris-Craft Industries Inc.            2,100       151
 Church & Dwight Inc.                    2,400        64
 Dean Foods Co.                          2,400        95
 Dole Food Company                       3,500        57
 Dreyer's Grand Ice Cream Inc.           1,700        29
 Flowers Industries Inc.                 6,200        99
 Hannaford Brothers Co.                  2,600       180
 *Hispanic Broadcasting Corp.            3,400       314
 Hormel Foods Corp.                      4,500       183
 IBP Inc.                                5,700       103
 International Multifoods Corp.          1,200        16
 Interstate Bakeries                     4,300        78
 The J.M. Smucker Co.                    1,800        35
 Lance Inc.                              1,800        18
 *Lone Star Steakhouse & Saloon          2,000        18
 McCormick & Co.                         4,400       131
 *Outback Steakhouse Inc.                4,600       119
 *Papa John's International Inc.         1,900        49
 *Perrigo Company                        4,500        36
 *PSS World Medical, Inc.                4,400        42
 RJ Reynolds Tobacco Holdings Inc.       6,700       118
 Ruddick Corp.                           2,900        45
 *Starbucks Corp.                       11,200       272
 *Suiza Foods Corp.                      2,100        83
 The Dial Corporation                    6,300       153
 Tyson Foods Inc.                       14,200       231
 *U.S. Foodservice                       6,100       102
 Universal Foods Corp.                   3,100        63
 *Univision Communications Inc.          6,300       644
 *Vlasic Foods International             2,800        16
 *Westwood One Inc.                      3,300       251
 Whitman Corp.                           8,700       117
                                                 -------
     TOTAL                                         4,266
                                                 -------

                                       19              Index 400 Stock Portfolio

                                                 MARKET
                                      SHARES/     VALUE
 COMMON STOCK (94.7%)                   PAR      (000'S)
 -------------------------------------------------------
 ENERGY (4.3%)
 *BJ Services Company                    4,400   $   184
 Devon Energy Corporation                4,900       161
 Ensco International Inc.                8,500       194
 *Global Marine Inc.                    10,700       178
 *Hanover Compressor Company             1,800        68
 Murphy Oil Corp.                        2,800       161
 *Nabors Industries, Inc.                8,400       260
 Noble Affiliates Inc.                   3,500        75
 *Noble Drilling Corp.                   8,100       265
 *Ocean Energy Inc.                     10,300        80
 Pennzoil-Quaker State Company           4,800        49
 *Pioneer Natural Resources Co.          6,200        55
 *Santa Fe Snyder Corp.                 11,200        90
 *Smith International Inc.               3,100       154
 Tidewater Inc.                          3,400       122
 Ultramar Diamond Shamrock Corp.         5,300       120
 Valero Energy Corp.                     3,500        70
 *Varco International Inc.               4,000        41
 *Weatherford International, Inc.        6,500       260
                                                 -------
     TOTAL                                         2,587
                                                 -------
 FINANCE (10.4%)
 A.G. Edwards, Inc.                      5,800       186
 Allmerica Financial Corp.               3,300       184
 Ambac Financial Group, Inc.             4,300       224
 American Financial Group Inc.           3,700        98
 Associated Banc-Corp                    3,900       134
 Astoria Financial Corporation           3,400       103
 CCB Financial Corp.                     2,400       105
 Charter One Financial Inc.             13,160       252
 City National Corp.                     2,800        92
 Compass Bancshares Inc.                 7,000       156
 Dime Bancorp, Inc.                      7,000       106
 *E*TRADE Group Inc.                    14,500       379
 Everest Reinsurance Hldgs               3,000        67
 Finova Group Inc.                       3,800       135
 First Security Corporation             12,000       306
 First Tennessee National Corp.          8,100       231
 First Virginia Banks Inc.               3,100       133
 FirstMerit Corporation                  5,600       129
 GreenPoint Financial Corp.              6,700       160
 Hibernia Corp.                          9,900       105
 Horace Mann Educators                   2,500        49
 HSB Group Inc.                          1,800        61
 Keystone Financial Inc.                 3,000        63
 Legg Mason, Inc.                        3,500       127
 Marshall & Ilsley Corp.                 6,400       402
 Mercantile Bankshares Corp.             4,300       137
 National Commerce Bancorporation        6,500       147
 North Fork Bancorporation               8,400       147
 Ohio Casualty Corporation               3,800        61
 Old Republic International
  Corporation                            8,000       109
 Pacific Century Financial Corp.         5,000        93
 The PMI Group Inc.                      2,750       134
 Protective Life Corp.                   4,000       127

                                                 MARKET
                                      SHARES/     VALUE
 COMMON STOCK (94.7%)                   PAR      (000'S)
 -------------------------------------------------------
 FINANCE continued
 Provident Financial Group, Inc.         2,700   $    97
 Reliastar Financial Corp.               5,300       208
 Sovereign Bancorp Inc.                 13,500       101
 TCF Financial Corp.                     5,100       127
 Unitrin Inc.                            4,500       169
 Webster Financial Corp.                 2,800        66
 Westamerica Bancorporation              2,400        67
 Wilmington Trust Corporation            2,000        96
 *Zions Bancorporation                   5,200       308
                                                 -------
     TOTAL                                         6,181
                                                 -------
 HEALTH CARE (9.8%)
 *Acuson Corp.                           1,700        21
 *Apria Healthcare Group Inc.            3,200        57
 Beckman Coulter Inc.                    1,800        92
 *Beverly Enterprises Inc.               6,300        28
 *Biogen Inc.                            9,300       786
 *Chiron Corp.                          11,200       475
 *Covance Inc.                           3,600        39
 Dentsply International Inc.             3,300        78
 *Express Scripts, Inc.                  2,400       154
 *First Health Group Corp.               3,100        83
 *Forest Laboratories, Inc.              5,100       313
 *Foundation Health Systems              7,500        75
 *Genzyme Corporation (General
  Division)                              5,100       230
 *Gilead Sciences Inc.                   2,600       141
 *Health Management Associates Inc.     15,600       209
 ICN Pharmaceuticals Inc.                4,800       121
 *Ivax Corp.                             6,600       170
 *Lincare Holdings, Inc.                 3,600       125
 *Medimmune Inc.                         3,700       614
 *Millennium Pharmaceuticals             2,200       268
 *Minimed Inc.                           1,900       139
 Mylan Laboratories                      8,000       201
 Omnicare Inc.                           5,600        67
 *Oxford Health Plans                    5,000        63
 *Pacificare Health Systems              2,800       148
 *Quorum Health Group, Inc.              4,500        42
 *Sepracor Inc.                          2,000       198
 *Steris Corp.                           4,200        43
 *Stryker Corp.                          6,000       418
 *Sybron International Corporation       6,400       158
 *Total Renal Care Holdings              5,000        33
 *Trigon Healthcare Inc.                 2,600        77
 *VISX Inc.                              3,900       202
                                                 -------
     TOTAL                                         5,868
                                                 -------
 TECHNOLOGY (25.1%)
 *Adtran Inc.                            2,400       123
 *Affiliated Computer Svcs Inc.          3,000       138
 *Altera Corp.                          12,300       610
 *Arrow Electronics Inc.                 5,900       150
 *Atmel Corporation                     12,400       367
 Avnet Inc.                              2,600       157

Index 400 Stock Portfolio              20

                                                 MARKET
                                      SHARES/     VALUE
 COMMON STOCK (94.7%)                   PAR      (000'S)
 -------------------------------------------------------
 TECHNOLOGY continued
 *Cadence Design Systems Inc.           15,000   $   360
 *Cambridge Technology Partners
  Inc.                                   3,700        97
 *CheckFree Holdings Corporation         3,400       355
 *Cirrus Logic Inc.                      4,000        53
 Comdisco Inc.                           9,400       350
 *Concord EFS, Inc.                     12,650       326
 *Cypress Semiconductor Corp.            6,500       210
 *DST Systems, Inc.                      3,900       298
 *Electronic Arts Inc.                   3,800       319
 *Fiserv, Inc.                           7,650       293
 *Gartner Group Inc.                     5,400        75
 Harris Corporation                      4,900       131
 *Imation Corporation                    2,300        77
 *Informix Corp.                        11,800       134
 *Integrated Device Technology Inc.      5,500       160
 *Intuit Inc.                           11,500       689
 *Investment Technology Group Inc.       2,000        58
 *Keane Inc.                             4,400       140
 *Legato Systems Inc.                    5,000       344
 Linear Technology Corp.                 9,400       673
 *Litton Industries Inc.                 2,800       140
 *Maxim Integrated Products             16,600       783
 *Mentor Graphics Corp.                  4,100        54
 *Microchip Technology, Inc.             3,100       212
 *NCR Corporation                        6,100       231
 *Network Associates Inc.                8,600       230
 *NOVA Corporation                       4,500       142
 *Novellus Systems, Inc.                 2,400       294
 *Policy Management Systems
  Corporation                            2,200        56
 Polycom, Inc.                           2,000       127
 *Qlogic Corporation                     2,200       352
 *Quantum Corp.-DLT & Storage           10,200       154
 *Rational Software Corp.                5,400       265
 *Siebel Systems Inc.                   11,400       958
 *Sterling Commerce Inc.                 5,400       184
 *Sterling Software, Inc.                5,200       164
 *Storage Technology Corp.               6,200       114
 *Structural Dynamics Research           2,200        28
 *Sungard Data Systems Inc.              7,400       176
 Sykes Enterprises, Inc.                 2,600       114
 *Symantec Corp.                         3,500       205
 *Synopsys, Inc.                         4,400       294
 *Transaction Systems Architects,
  Inc.                                   2,000        56
 *VERITAS Software Corp.                15,800     2,261
 *Vitesse Semiconductor Corp.            9,500       498
 *Waters Corp.                           3,800       201
                                                 -------
     TOTAL                                        14,980
                                                 -------
 TRANSPORTATION (1.0%)
 Airborne Freight Corp.                  3,000        66
 *Alaska Airgroup Inc.                   1,600        56
 Alexander & Baldwin Inc.                2,700        62
 Arnold Industries Inc.                  1,500        21
 CNF Transportation Inc.                 3,000       104

                                                 MARKET
                                      SHARES/     VALUE
 COMMON STOCK (94.7%)                   PAR      (000'S)
 -------------------------------------------------------
 TRANSPORTATION continued
 Gatx Corp.                              3,100   $   105
 J.B. Hunt Transport Services, Inc.      2,200        30
 Overseas Shipholding Group              2,200        33
 *Swift Transportation Co., Inc.         4,000        70
 *Wisconsin Central Transport            3,200        43
                                                 -------
     TOTAL                                           590
                                                 -------
 UTILITIES (8.3%)
 AGL Resources Inc.                      3,500        60
 Allegheny Energy Inc.                   7,100       191
 Alliant Energy Corp.                    4,800       132
 American Water Works Inc.               6,000       127
 Black Hills Corp.                       1,300        29
 *Calpine Corp.                          3,800       243
 Cleco Corporation                       1,400        45
 CMP Group Inc.                          2,000        55
 Conectiv Inc.                           5,800        98
 DPL Inc.                                9,800       170
 DQE, Inc.                               4,600       159
 Energy East Corp.                       7,100       148
 Hawaiian Electric Industries, Inc.      2,000        58
 Idacorp Inc.                            2,300        62
 Illinova Corp.                          4,300       149
 Indiana Energy Inc.                     1,800        32
 Ipalco Enterprises Inc.                 5,300        90
 Kansas City Power & Light               3,800        84
 KeySpan Corporation                     8,600       199
 Kinder Morgan, Inc.                     6,900       139
 LG&E Energy Corp.                       8,000       139
 MCN Energy Group Inc.                   5,300       126
 *Midamerican Energy Holdings Co.        3,800       128
 Minnesota Power Inc.                    4,500        76
 Montana Power Co.                       6,800       245
 National Fuel Gas Co.                   2,400       112
 New England Electric System             3,600       186
 NiSource Inc.                           7,700       138
 *Northeast Utilities                    8,100       167
 NSTAR                                   3,900       158
 OGE Energy Corp.                        4,800        91
 Potomac Electric Power                  7,300       167
 Public Service Co. Of New Mexico        2,500        41
 Puget Sound Energy Inc.                 5,200       101
 Questar Corp.                           5,100        76
 Scana Corp.                             6,400       172
 Sierra Pacific Resources                4,781        83
 Teco Energy Inc.                        8,200       152
 Utilicorp United Inc.                   5,700       111
 Washington Gas Light Co.                2,900        80
 Wisconsin Energy Corporation            7,200       139
                                                 -------
     TOTAL                                         4,958
                                                 -------
     TOTAL COMMON STOCK
       (COST $52,637)                             56,487
                                                 -------

                                       21              Index 400 Stock Portfolio

                                                 MARKET
                                      SHARES/     VALUE
 MONEY MARKET INVESTMENTS (4.7%)        PAR      (000's)
 -------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (4.7%)
 Federal Home Loan Mortgage Corp.,
  4.75%, 01/14/00                    1,800,000   $ 1,797
 #Federal Home Loan Mortgage Corp.,
  5.51%, 01/10/00                      700,000       699
 #Federal Home Loan Mortgage Corp.,
  5.54%, 01/20/00                      300,000       299
                                                 -------
     TOTAL MONEY MARKET INVESTMENTS
      (COST $2,795)                                2,795
                                                 -------
     TOTAL INVESTMENTS (99.4%)
      (COST $55,432)'                             59,282

     OTHER ASSETS, LESS LIABILITIES (0.6%)           362
                                                 -------

     TOTAL NET ASSETS (100.0%)                   $59,644
                                                 -------

* Non-Income Producing

# Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of December 31, 1999 is summarized below:

                                                 UNREALIZED
                       NUMBER OF   EXPIRATION   APPRECIATION
ISSUER                 CONTRACTS      DATE        (000'S)
------------------------------------------------------------
Midcap 400 Stock
 Index                    13          3/00          $132
(Total Notional Value
 at 12/31/99,
 $2,787,400)

' At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $55,432 and the net unrealized appreciation of investments based on that cost was $3,850 which is comprised of $7,710 aggregate gross unrealized appreciation and $3,860 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

Index 400 Stock Portfolio              22

 Objective:                               Portfolio Strategy:                                    Net Assets

 Long-term appreciation of capital        Hold a diversified mix of high quality growth          $676,133,829
 with moderate risk                       stocks of medium and large companies with
                                          above-average potential for earnings growth.

GROWTH STOCK PORTFOLIO

The Growth Stock Portfolio is invested in high quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. A strategy of this portfolio is to go beyond the most familiar "blue chip" names to seek out medium-sized companies with stock prices that do not yet reflect their potential for growth. Diversification across 70 to 90 stocks in a wide range of industry groups reduces the portfolio's risk profile.
The Portfolio's performance has benefited from its increased exposure to technology stocks, with holdings selected from high quality companies that have already become profitable and have excellent growth prospects. The largest technology holdings in the Portfolio are among the industry leaders: Microsoft, IBM and Cisco Systems. Retail holdings, including Kohl's, Costco, Dayton-Hudson and Wal-Mart, have continued to perform well, as retailers benefit from a strong consumer economy. Exposure to media stocks has been increased to take advantage of a very strong advertising environment, which is being driven by the continued strong economy and spending by Internet companies to build brand identity and attract consumers to their web sites. With the presidential election and Olympics coming up in 2000, media companies should continue to perform well. An underweighted position in financial services, with minimal exposure to banks, has proven to be a good decision, as bank mergers have generally failed to produce the anticipated cost savings.

                               SECTOR ALLOCATION
                                    12/31/99
[PIE CHART]

                                                                  BASIC
                                    CONSUMER    CONSUMER    MATERIALS/CAPITAL                HEALTH                   OTHER
                       TECHNOLOGY   CYCLICALS    STAPLES          GOODS          FINANCE      CARE       ENERGY     INDUSTRIES
                       ----------   ---------   --------    -----------------    -------     ------      ------     ----------
Sector Allocation        26.00        16.00       10.00            9.00           7.00        5.00        5.00         9.00


                         INDEX        CASH
                        FUTURES    EQUIVALENTS
                        -------    -----------
Sector Allocation        10.00         3.00

TOP 10 HOLDINGS
12/31/99


   Company                                                       % of net assets
   ---------------------------------------------------------------------------------
   Microsoft Corporation                                                    3.0%
   ---------------------------------------------------------------------------------
   General Electric Company                                                 2.6%
   ---------------------------------------------------------------------------------
   Cisco Systems, Inc.                                                      2.5%
   ---------------------------------------------------------------------------------
   Wal-Mart Stores, Inc.                                                    2.0%
   ---------------------------------------------------------------------------------
   Citigroup, Inc.                                                          1.8%
   ---------------------------------------------------------------------------------
   Intel Corporation                                                        1.8%
   ---------------------------------------------------------------------------------
   The Home Depot, Inc.                                                     1.8%
   ---------------------------------------------------------------------------------
   Lucent Technologies, Inc.                                                1.8%
   ---------------------------------------------------------------------------------
   Nortel Networks Corporation                                              1.7%
   ---------------------------------------------------------------------------------
   Enron Corp.                                                              1.7%

PERFORMANCE RELATIVE TO THE S&P 500 INDEX
[LINE GRAPH]

                                                                   GROWTH STOCK PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
5/94                                                                      10000.00                           10000.00
12/94                                                                     10155.00                           10320.00
12/95                                                                     13285.00                           14180.00
12/96                                                                     16063.00                           17413.00
12/97                                                                     20858.00                           23211.00
12/98                                                                     26425.00                           29826.00
12/99                                                                     32370.00                           36108.00

-----------------------------------------------------
             Average Annual Total Return
         For Periods Ended December 31, 1999
                                             Since
                        1 Year   5 Years   Inception#
-----------------------------------------------------
Growth Stock Portfolio  22.50%   26.09%      23.05%
S&P 500 Index           21.06%   28.46%      25.45%
-----------------------------------------------------
# Inception date of 5/3/94

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns shown on page 2 reflect mortality and expense risk charges and premium charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       23                 Growth Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 1999

                                                  MARKET
                                     SHARES/       VALUE
 COMMON STOCK (87.3%)                  PAR        (000'S)
 ---------------------------------------------------------
 BASIC MATERIALS (2.0%)
 Ecolab, Inc.                          203,900   $   7,978
 PPG Industries, Inc.                   48,800       3,053
 The Mead Corporation                   55,000       2,389
                                                 ---------
     TOTAL                                          13,420
                                                 ---------
 CAPITAL GOODS (7.1%)
 Avery Dennison Corporation             91,400       6,661
 Emerson Electric Co.                   59,400       3,408
 General Electric Company              114,500      17,719
 Honeywell International, Inc.          69,400       4,003
 Illinois Tool Works, Inc.              68,000       4,594
 *Republic Services, Inc.              215,600       3,099
 Tyco International Ltd.               223,400       8,685
                                                 ---------
     TOTAL                                          48,169
                                                 ---------
 COMMUNICATION SERVICES (4.8%)
 AT&T Corp.                            188,900       9,587
 GTE Corporation                        82,900       5,850
 *MCI WorldCom, Inc.                   129,750       6,885
 *Nextel Communications,
  Inc. - Class A                        72,500       7,476
 SBC Communications, Inc.               50,139       2,444
                                                 ---------
     TOTAL                                          32,242
                                                 ---------
 CONSUMER CYCLICALS (16.4%)
 *Amazon.com, Inc.                      41,900       3,190
 *Barnes & Noble, Inc.                 141,000       2,908
 *barnesandnoble.com, inc. - Class
  A                                     81,400       1,155
 *Costco Wholesale Corporation          62,300       5,685
 Dayton Hudson Corporation              67,000       4,920
 *eToys, Inc.                           68,100       1,788
 Ford Motor Company                     93,000       4,970
 Harley-Davidson, Inc.                 171,500      10,987
 *Kohl's Corporation                   140,600      10,150
 Lennar Corporation                     32,700         531
 Omnicom Group, Inc.                    33,600       3,360
 The Gap, Inc.                          30,350       1,396
 The Home Depot, Inc.                  179,250      12,290
 The Interpublic Group of
  Companies, Inc.                      108,300       6,247
 The McGraw-Hill Companies, Inc.       142,200       8,763
 The New York Times Company -
  Class A                              129,200       6,347
 The ServiceMaster Company             245,250       3,020
 Tiffany & Co.                          15,800       1,410
 Tribune Company                       152,000       8,369
 Wal-Mart Stores, Inc.                 193,000      13,341
                                                 ---------
     TOTAL                                         110,827
                                                 ---------

                                                  MARKET
                                     SHARES/       VALUE
 COMMON STOCK (87.3%)                  PAR        (000'S)
 ---------------------------------------------------------
 CONSUMER STAPLES (9.6%)
 Anheuser-Busch Companies, Inc.         48,900   $   3,466
 The Coca-Cola Company                 112,800       6,571
 The Dial Corporation                  252,800       6,146
 *Keebler Foods Company                108,100       3,040
 Kimberly-Clark Corporation            103,000       6,721
 McDonald's Corporation                115,400       4,652
 PepsiCo, Inc.                         102,100       3,599
 The Procter & Gamble Company           96,000      10,518
 The Quaker Oats Company                65,600       4,305
 Time Warner Inc.                       52,500       3,803
 *Viacom, Inc. - Class B                76,000       4,593
 Walgreen Co.                          262,400       7,675
                                                 ---------
     TOTAL                                          65,089
                                                 ---------
 ENERGY (4.8%)
 BP Amoco Plc, ADR                      90,000       5,338
 Chevron Corporation                    23,000       1,992
 Conoco, Inc. - Class B                210,500       5,236
 EOG Resources, Inc.                   270,000       4,742
 Exxon Mobil Corporation                96,767       7,796
 Schlumberger Limited                   40,500       2,278
 Texaco, Inc.                           38,000       2,064
 Tosco Corporation                      94,000       2,556
 Transocean Sedco Forex, Inc.            7,857         265
                                                 ---------
     TOTAL                                          32,267
                                                 ---------
 FINANCE (7.0%)
 American International Group,
  Inc.                                   8,000         865
 The Bank of New York Company,
  Inc.                                 133,300       5,332
 The Chase Manhattan Corporation        94,880       7,371
 Citigroup, Inc.                       223,400      12,413
 Fifth Third Bancorp                    73,300       5,378
 The Goldman Sachs Group, Inc.          25,500       2,402
 *LaBranche & Co., Inc.                 47,200         602
 Lehman Brothers Holdings, Inc.         43,600       3,692
 Morgan Stanley Dean Witter & Co.       68,700       9,807
                                                 ---------
     TOTAL                                          47,862
                                                 ---------
 HEALTHCARE (5.2%)
 Bristol-Myers Squibb Company          116,500       7,478
 Eli Lilly and Company                  64,900       4,316
 *Guidant Corporation                   30,600       1,438
 Johnson & Johnson                      49,100       4,572
 Medtronic, Inc.                       165,800       6,041
 Merck & Co., Inc.                      97,400       6,532
 Pfizer, Inc.                           43,700       1,418
 Warner-Lambert Company                 38,600       3,163
                                                 ---------
     TOTAL                                          34,958
                                                 ---------

Growth Stock Portfolio                 24

                                                  MARKET
                                     SHARES/       VALUE
 COMMON STOCK (87.3%)                  PAR        (000'S)
 ---------------------------------------------------------
 TECHNOLOGY (25.9%)
 *Agilent Technologies, Inc.            24,900   $   1,925
 *Amdocs Limited                       210,000       7,245
 *America Online, Inc.                  77,600       5,854
 *Atmel Corporation                     43,700       1,292
 *Cisco Systems, Inc.                  155,200      16,626
 *Concord EFS, Inc.                    207,900       5,353
 *Dell Computer Corporation             86,800       4,427
 Electronic Data Systems
  Corporation                          124,300       8,320
 *EMC Corporation                       54,800       5,987
 *Fiserv, Inc.                         266,475      10,209
 Hewlett-Packard Company                67,800       7,725
 *Intel Corporation                    149,600      12,314
 International Business Machines
  Corporation                           80,000       8,640
 Lucent Technologies, Inc.             162,884      12,186
 *Microsoft Corporation                171,400      20,011
 Nortel Networks Corporation           112,000      11,312
 *Oracle Corporation                    57,000       6,388
 *Sun Microsystems, Inc.                89,000       6,892
 Texas Instruments, Incorporated        64,200       6,219
 *TIBCO Software, Inc.                  57,500       8,797
 W.W. Grainger, Inc.                    85,000       4,064
 *Williams Communications Group,
  Inc.                                 106,500       3,082
                                                 ---------
     TOTAL                                         174,868
                                                 ---------
 TRANSPORTATION (2.8%)
 *AMR Corporation                       73,900       4,951
 Canadian National Railway Company     165,000       4,342
 *FDX Corporation                       57,000       2,333
 *Midwest Express Holdings, Inc.       125,400       3,997
 Southwest Airlines Co.                215,775       3,493
                                                 ---------
     TOTAL                                          19,116
                                                 ---------
 UTILITIES (1.7%)
 Enron Corp.                           252,000      11,183
                                                 ---------
     TOTAL COMMON STOCK (COST
       $379,101)                                   590,001
                                                 ---------
       MONEY MARKET INVESTMENTS (13.0%)
 ---------------------------------------------------------
 CAPTIVE FINANCE COMPANY (3.0%)
 Ford Motor Credit Company, 6.21%,
  01/12/2000                        20,000,000      19,962
                                                 ---------
 FEDERAL AND GOVERNMENT AGENCIES (0.9%)
 Federal Home Loan Mortgage Corp.,
  4.75%, 01/14/2000                  2,400,000       2,396
 #Federal Home Loan Mortgage
  Corp., 5.54%, 01/20/2000           3,700,000       3,689
 #Federal Home Loan Mortgage
  Corp., 5.57%, 01/20/2000             200,000         199
                                                 ---------
     TOTAL                                           6,284
                                                 ---------

                                                  MARKET
                                     SHARES/       VALUE
 MONEY MARKET INVESTMENTS (13.0%)      PAR        (000'S)
 ---------------------------------------------------------
 FINANCE LESSORS (2.9%)
 Variable Funding Capital Corp.,
  6.14%, 01/21/2000                 20,000,000   $  19,932
                                                 ---------
 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.9%)
 Quincy Capital Corporation,
  6.07%, 01/27/2000                 20,000,000      19,912
                                                 ---------
 SHORT-TERM BUSINESS CREDIT (3.3%)
 CXC Incorporated, 6.02%,
  02/09/2000                        20,000,000      19,870
 IBM Credit Corp., 4.00%,
  01/04/2000                         2,400,000       2,399
                                                 ---------
     TOTAL                                          22,269
                                                 ---------
     TOTAL MONEY MARKET
      INVESTMENTS (COST $88,359)                    88,359
                                                 ---------
     TOTAL INVESTMENTS (100.3%)
      (COST $467,460)'                             678,360
                                                 ---------
     OTHER ASSETS, LESS LIABILITIES (-0.3%)         (2,226)
                                                 ---------
     TOTAL NET ASSETS (100.0%)                   $ 676,134
                                                 ---------

* Non-Income Producing

ADR - American Depository Receipt

# Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of December 31, 1999 is summarized below:

                                                     UNREALIZED
                         NUMBER OF    EXPIRATION    APPRECIATION
       ISSUERS           CONTRACTS       DATE         (000'S)
----------------------------------------------------------------
S&P 500 Stock Index         189          3/00          $2,875
(Total Notional Value
 at 12/31/99,
 $67,253,645)

' At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $467,460 and the net unrealized appreciation of investments based on that cost was $210,900 which is comprised of $220,019 aggregate gross unrealized appreciation and $9,120 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       25                 Growth Stock Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets

 Long-term growth of capital and          Actively manage a portfolio of equity securities       $661,551,933
 income, consistent with moderate         with a goal of exceeding the total return of the
 investment risk                          S&P 500 Index.

GROWTH AND INCOME STOCK PORTFOLIO
The Growth and Income Stock Portfolio invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500 Index is normally maintained, with the emphasis on undervalued stocks within each industry group; a valuation discipline mandates the sale of stocks regarded as overvalued. More focus is placed on capital appreciation and dividend growth than on current dividends. The Portfolio is normally fully invested in equity securities.
The Growth and Income Stock Portfolio has posted disappointing performance over the last year. Market trends, with performance concentrated in technology stocks and large growth companies have been at odds with this Portfolio's value-oriented investment style, which focuses on selecting the securities within each industry group that appear to be most undervalued. In addition, several major holdings have experienced major earnings problems and consequent stock declines. Balancing these downward pressures, technology holdings such as Sun Microsystems, Texas Instruments, Dell and Cisco Systems have helped performance. A large position in Exxon Mobil Corp. proved advantageous, given rising oil prices and anticipated benefits of the recent merger of Exxon and Mobil.
In recent months, the Portfolio's managers have modified the portfolio to improve overall quality of holdings while remaining true to the value orientation. There is an increasing focus on maintaining balance between the technology-focused "new economy" and the more traditional sectors of the economy including consumer and industrial companies, where many quality names are now relatively cheap. The present emphasis on the large-capitalization names that are prominent in the market indices will be maintained, particularly in the technology area. Other selections will be made from stocks that are undervalued because of temporary earnings problems or other situations that seem likely to be reversed, with special focus on high quality companies with long-term potential for profitable growth.

The Growth and Income Stock Portfolio is managed for Northwestern Mutual by J.P. Morgan Investment Management, Inc.
                               SECTOR ALLOCATION
                                    12/31/99
[PIE CHART]

                                          BASIC
                                    MATERIALS/CAPITAL                 CONSUMER     CONSUMER                   HEALTH       OTHER
                       TECHNOLOGY         GOODS          FINANCE     CYCLICALS     STAPLES       ENERGY        CARE      INDUSTRIES
                       ----------   -----------------    -------     ---------     --------      ------       ------     ----------
Sector Allocation        27.00            15.00           14.00        10.00         9.00         7.00         6.00        11.00


                        CASH AND
                       EQUIVALENTS
                       -----------
Sector Allocation         1.00

TOP 10 HOLDINGS
12/31/99


   Company                                                       % of Net Assets
   ---------------------------------------------------------------------------------
   Microsoft Corporation                                                    5.0%
   ---------------------------------------------------------------------------------
   Cisco Systems, Inc.                                                      4.0%
   ---------------------------------------------------------------------------------
   Sun Microsystems, Inc.                                                   3.2%
   ---------------------------------------------------------------------------------
   Tyco International Ltd.                                                  3.0%
   ---------------------------------------------------------------------------------
   AT&T Corp.                                                               2.9%
   ---------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                  2.9%
   ---------------------------------------------------------------------------------
   Intel Corporation                                                        2.6%
   ---------------------------------------------------------------------------------
   MCI WorldCom, Inc.                                                       2.0%
   ---------------------------------------------------------------------------------
   Rohm and Haas Company                                                    1.8%
   ---------------------------------------------------------------------------------
   Monsanto Company                                                         1.8%

PERFORMANCE RELATIVE TO THE S&P 500 INDEX
[LINE GRAPH]

                                                              GROWTH & INCOME STOCK PORTFOLIO             S&P 500 INDEX
                                                              -------------------------------             -------------
5/94                                                                      10000.00                           10000.00
12/94                                                                     10034.00                           10320.00
12/95                                                                     13156.00                           14180.00
12/96                                                                     15783.00                           17413.00
12/97                                                                     20523.00                           23211.00
12/98                                                                     25271.00                           29826.00
12/99                                                                     27158.00                           36108.00

-------------------------------------------------------------
                 Average Annual Total Return
             For Periods Ended December 31, 1999
                                                     Since
                                1 Year   5 Years   Inception#
-------------------------------------------------------------
Growth & Income Stock
 Portfolio                       7.47%   22.04%      19.29%
S&P 500 Index                   21.06%   28.46%      25.45%
-------------------------------------------------------------
# Inception date of 5/3/94

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns shown on page 2 reflect mortality and expense risk charges and premium charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

Growth and Income Stock Portfolio      26

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 1999

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (98.8%)                 PAR        (000'S)
 --------------------------------------------------------
 BASIC MATERIALS (7.2%)
 Allegheny Technologies
  Incorporated                        160,350   $   3,598
 Bowater Inc.                          55,500       3,014
 Monsanto Company                     325,400      11,592
 Reynolds Metals Company                3,400         261
 Rohm and Haas Company                291,900      11,877
 *Smurfit-Stone Container
  Corporation                         345,834       8,473
 Temple-Inland Inc.                    74,200       4,893
 USX-U.S. Steel Group, Inc.           125,100       4,128
                                                ---------
     TOTAL                                         47,836
                                                ---------
 CAPITAL GOODS (7.4%)
 Cooper Industries, Inc.              137,000       5,540
 Deere & Company                       82,900       3,596
 General Electric Company              47,300       7,320
 Honeywell International, Inc.        116,200       6,703
 *Republic Services, Inc.             197,100       2,833
 Tyco International Ltd.              514,798      20,013
 Waste Management, Inc.               157,717       2,711
                                                ---------
     TOTAL                                         48,716
                                                ---------
 COMMUNICATION SERVICES (7.3%)
 AT&T Corporation                     175,100       8,886
 Bell Atlantic Corporation             46,300       2,850
 *Global Crossing                      73,800       3,690
 GTE Corporation                      101,400       7,155
 *Level 3 Communications, Inc.         29,600       2,424
 *MCI WorldCom, Inc.                  249,159      13,221
 SBC Communications, Inc.             210,610      10,267
                                                ---------
     TOTAL                                         48,493
                                                ---------
 CONSUMER CYCLICALS (9.4%)
 *Abercrombie & Fitch Co.             136,700       3,648
 *Cendant Corporation                 248,904       6,611
 Circuit City Stores, Inc.             53,900       2,429
 *Federated Department Stores,
  Inc.                                111,300       5,628
 The Gap, Inc.                         66,600       3,064
 International Game Technology        208,300       4,231
 *Jones Apparel Group, Inc.           185,900       5,043
 *Lear Corporation                    108,300       3,466
 Mattel, Inc.                         285,900       3,752
 The News Corporation Limited,
  ADR                                 226,100       8,648
 TJX Companies, Inc.                  227,000       4,639
 United Parcel Service,
  Inc. - Class B                       21,000       1,449
 Wal-Mart Stores, Inc.                138,200       9,553
                                                ---------
     TOTAL                                         62,161
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (98.8%)                 PAR        (000'S)
 --------------------------------------------------------
 CONSUMER STAPLES (9.3%)
 *AT&T - Liberty Media Group          185,700   $  10,538
 Clorox Company                        56,700       2,856
 The Coca-Cola Company                 30,200       1,759
 Gillette Company                     155,000       6,384
 Kimberly-Clark Corporation            65,800       4,293
 PepsiCo, Inc.                        149,700       5,277
 Philip Morris Companies, Inc.        451,600      10,472
 The Procter & Gamble Company          98,500      10,792
 The Seagram Company Ltd.             200,200       8,997
                                                ---------
     TOTAL                                         61,368
                                                ---------
 ENERGY (6.8%)
 Conoco, Inc. - Class B               370,400       9,213
 *Cooper Cameron Corp.                 99,600       4,874
 Exxon Mobil Corporation              237,627      19,144
 Shell Transport & Trading
  Company, ADR                         92,200       4,541
 Tosco Corporation                    267,100       7,262
                                                ---------
     TOTAL                                         45,034
                                                ---------
 FINANCE (14.3%)
 Ambac Financial Group, Inc.           98,400       5,135
 Aon Corporation                      218,500       8,740
 Bank of America Corporation          187,843       9,427
 The CIT Group, Inc.                  168,170       3,553
 Citigroup, Inc.                      154,200       8,568
 Dime Bancorp, Inc.                   134,900       2,040
 Federal National Mortgage
  Association                          59,100       3,690
 First Union Corporation              301,500       9,893
 The Goldman Sachs Group, Inc.         76,500       7,205
 KeyCorp                              242,600       5,368
 Marsh & McLennan Companies, Inc.      53,550       5,124
 U.S. Bancorp                         294,600       7,015
 UnumProvident Corp.                  238,923       7,661
 Washington Mutual, Inc.              247,900       6,445
 XL Capital Ltd.                       96,000       4,980
                                                ---------
     TOTAL                                         94,844
                                                ---------
 HEALTH CARE (6.4%)
 American Home Products
  Corporation                         134,100       5,289
 Bristol-Myers Squibb Company         120,500       7,735
 Eli Lilly & Company                   84,000       5,586
 *Forest Laboratories, Inc.           184,700      11,347
 *Tenet Healthcare Corp.              128,500       3,020
 Warner-Lambert Company               114,100       9,349
                                                ---------
     TOTAL                                         42,326
                                                ---------

                                       27        Growth & Income Stock Portfolio

                                                 MARKET
                                    SHARES/       VALUE
 COMMON STOCK (98.8%)                 PAR        (000'S)
 --------------------------------------------------------
 TECHNOLOGY (26.8%)
 *America Online, Inc.                 82,200   $   6,202
 *Applied Materials, Inc.              29,000       3,674
 *BMC Software, Inc.                   48,500       3,877
 *Cisco Systems, Inc.                 244,050      26,144
 Compaq Computer Corporation          167,500       4,533
 *Dell Computer Corporation            73,200       3,733
 *EMC Corporation                      67,300       7,352
 *Intel Corporation                   211,000      17,368
 International Business Machines
  Corporation                          63,900       6,901
 Lucent Technologies, Inc.            140,215      10,490
 *Microsoft Corporation               284,000      33,157
 Motorola, Inc.                        67,900       9,998
 *Oracle Corporation                   62,950       7,054
 PE Corp.-PE Biosystems Group          18,400       2,214
 *Quantum Corp.-DLT & Storage          93,600       1,416
 *Seagate Technology Inc.              52,700       2,454
 *Sun Microsystems, Inc.              273,600      21,187
 Texas Instruments, Incorporated       96,900       9,387
                                                ---------
     TOTAL                                        177,141
                                                ---------
 TRANSPORTATION (1.5%)
 Union Pacific Corporation            221,100       9,646
                                                ---------
 UTILITIES (2.4%)
 Columbia Energy Group                145,800       9,222
 DTE Energy Company                    90,200       2,830
 Northern States Power Company         73,300       1,429
 PG&E Corp.                           131,000       2,686
                                                ---------
     TOTAL                                         16,167
                                                ---------
     TOTAL COMMON STOCK (COST
       $589,891)                                  653,732
                                                ---------
                                                 MARKET
                                    SHARES/       VALUE
 MONEY MARKET INVESTMENTS (1.3%)      PAR        (000'S)
 --------------------------------------------------------
 AUTO RELATED (1.2%)
 Daimler-Chrysler N.A. Holding,
  5.5%, 01/28/2000                  8,000,000   $   7,967
                                                ---------
 FEDERAL GOVERNMENT AND AGENCIES (0.0%)
 Federal Home Loan Mortgage
  Corp., 4.74%, 01/14/2000            200,000         199
                                                ---------
 FINANCE LESSORS (0.1%)
 Preferred Receivable Funding,
  6.1%, 01/27/2000                    500,000         498
                                                ---------
     TOTAL MONEY MARKET
      INVESTMENTS (COST $8,664)                     8,664
                                                ---------
     TOTAL INVESTMENTS (100.1%)
      (COST $598,555)'                            662,396
                                                ---------
     OTHER ASSETS, LESS LIABILITIES (-0.1%)          (844)
                                                ---------
     TOTAL NET ASSETS (100.0%)                  $ 661,552
                                                ---------

* Non-Income Producing

ADR - American Depository Receipt

' At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $602,714 and the net unrealized appreciation of investments based on that cost was $59,682 which is comprised of $117,854 aggregate gross unrealized appreciation and $58,172 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

Growth & Income Stock Portfolio        28

 Objective                                Portfolio Strategy                                     Net Assets

 Long-term capital appreciation           Invest in a portfolio designed to approximate the      $2,271,955,777
 through cost-effective participation     composition and returns of the S&P 500 Index.
 in broad market performance

INDEX 500 STOCK PORTFOLIO
The Index 500 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. This composite of 500 stocks of large U.S.-based companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market; the Portfolio therefore enables contract owners to participate in overall performance of the equity market. The Portfolio continues to achieve the objective of matching the results of the S&P 500 before expenses.

                               SECTOR ALLOCATION
                                    12/31/99
[PIE CHART]

                       TECHNOLOGY    FINANCE           BASIC                                                  ENERGY       OTHER
                       ----------    -------     MATERIALS/CAPITAL    CONSUMER      HEALTH      CONSUMER      ------       -----
                                                       GOODS          STAPLES        CARE       CYCLICAL
                                                 -----------------    --------      ------      --------
Sector Allocation        29.00        13.00            11.00           11.00         9.00         9.00         5.00        11.00

                        S&P 500
                         INDEX
                        FUTURES
                        -------
Sector Allocation         2.00

TOP 10 HOLDINGS
12/31//99


   Company                                                          % of Net Assets
   ------------------------------------------------------------------------------------
   Microsoft Corporation                                                       4.8%
   ------------------------------------------------------------------------------------
   General Electric Company                                                    4.1%
   ------------------------------------------------------------------------------------
   Cisco Systems, Inc.                                                         2.8%
   ------------------------------------------------------------------------------------
   Wal-Mart Stores, Inc.                                                       2.5%
   ------------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                     2.2%
   ------------------------------------------------------------------------------------
   Intel Corporation                                                           2.2%
   ------------------------------------------------------------------------------------
   Lucent Technologies, Inc.                                                   1.8%
   ------------------------------------------------------------------------------------
   International Business Machines Corporation                                 1.6%
   ------------------------------------------------------------------------------------
   Citigroup, Inc.                                                             1.5%
   ------------------------------------------------------------------------------------
   American International Group, Inc.                                          1.3%

PERFORMANCE RELATIVE TO THE S&P 500 INDEX
[LINE GRAPH]

                                                                    INDEX 500 PORTFOLIO                   S&P 500 INDEX
                                                                    -------------------                   -------------
12/89                                                                     10000.00                           10000.00
                                                                           9568.00                            9690.00
12/91                                                                     12418.00                           12645.00
                                                                          12982.00                           13607.00
12/93                                                                     14267.00                           14981.00
                                                                          14440.00                           15161.00
12/95                                                                     19819.00                           20831.00
                                                                          24328.00                           25580.00
12/97                                                                     32404.00                           34098.00
                                                                          41713.00                           43816.00
12/99                                                                     50437.00                           53044.00

-----------------------------------------------------------
                Average Annual Total Return
            For Periods Ended December 31, 1999
                                1 Year   5 Years   10 Years
-----------------------------------------------------------
Index 500 Stock Portfolio       20.91%   28.42%     17.56%
S&P 500 Index                   21.06%   28.46%     18.16%
-----------------------------------------------------------

On April 30, 1993, the Portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before that date, the Portfolio was actively managed.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 12/31/89. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns shown on page 2 reflect mortality and expense risk charges and premium charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       29              Index 500 Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 1999

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (98.5%)                PAR         (000'S)
 ---------------------------------------------------------
 BASIC MATERIALS (3.0%)
 Air Products & Chemicals, Inc.       41,700   $     1,400
 Alcan Aluminum Limited               41,100         1,693
 Alcoa Inc.                           66,800         5,544
 Allegheny Technologies
  Incorporated                        17,367           390
 Archer Daniels Midland Company      112,449         1,371
 Barrick Gold Corporation             71,000         1,256
 Bemis Company, Inc.                   9,500           331
 *Bethlehem Steel Corporation         23,800           199
 Boise Cascade Corporation            10,400           421
 Champion International               17,500         1,084
 Dow Chemical Company                 40,100         5,358
 E.I. du Pont de Nemours &
  Company                            189,900        12,510
 Eastman Chemical Company             14,225           678
 Ecolab, Inc.                         23,600           923
 Engelhard Corp.                      22,900           432
 *FMC Corporation                      5,800           332
 *Freeport-McMoRan Copper &
  Gold, Inc.                          29,800           630
 Georgia Pacific Corp.                31,200         1,583
 Great Lakes Chemical                 10,600           405
 Hercules Inc.                        19,300           538
 Homestake Mining Company             47,400           370
 *Inco Limited                        34,900           820
 International Flavors &
  Fragrances, Inc.                    19,300           729
 International Paper Company          75,270         4,248
 Louisiana Pacific Corporation        19,600           279
 The Mead Corporation                 18,600           808
 Monsanto Company                    115,400         4,111
 Newmont Mining Corporation           30,480           747
 Nucor Corp.                          15,900           872
 *Pactiv Corporation                  31,000           329
 Phelps Dodge Corporation             14,225           955
 Placer Dome Inc.                     59,300           638
 Potlatch Corporation                  5,300           237
 PPG Industries, Inc.                 31,600         1,977
 Praxair                              29,000         1,459
 Reynolds Metals Company              11,400           874
 Rohm and Haas Company                39,613         1,612
 Sigma-Aldrich Corp.                  18,400           553
 Temple-Inland Inc.                   10,200           673
 Union Carbide Corporation            24,200         1,615
 USX-U.S. Steel Group, Inc.           16,100           531
 Vulcan Materials Co.                 18,200           727
 *W.R. Grace & Co.                    13,000           180
 Westvaco Corporation                 18,250           595
 Weyerhaeuser Company                 42,900         3,081
 Willamette Industries, Inc.          20,300           943
 Worthington Industries               16,750           277
                                               -----------
     TOTAL                                          67,318
                                               -----------

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (98.5%)                PAR         (000'S)
 ---------------------------------------------------------
 CAPITAL GOODS (8.3%)
 *Allied Waste Industries Inc.        34,300   $       302
 Avery Dennison Corporation           20,700         1,509
 B. F. Goodrich Company               20,000           550
 Ball Corporation                      5,500           217
 Boeing Company                      174,876         7,268
 Briggs & Stratton Corporation         4,200           225
 Caterpillar, Inc.                    64,700         3,045
 Cooper Industries, Inc.              17,200           696
 Corning, Inc.                        44,600         5,751
 Crane Co.                            12,275           244
 Crown Cork & Seal Company,
  Inc.                                22,300           499
 Cummins Engine Company, Inc.          7,600           367
 Danaher Corporation                  25,900         1,250
 Deere & Company                      42,500         1,843
 Dover Corporation                    37,900         1,720
 Eaton Corporation                    13,100           951
 Emerson Electric Co.                 79,100         4,538
 Fluor Corporation                    13,800           633
 Foster Wheeler Corporation            7,400            66
 General Dynamics Corporation         36,300         1,915
 General Electric Company            597,200        92,417
 Honeywell International, Inc.       143,650         8,287
 Illinois Tool Works, Inc.            54,600         3,689
 *Ingersoll-Rand Company              30,100         1,657
 ITT Industries Inc.                  16,000           535
 Johnson Controls, Inc.               15,500           882
 Lockheed Martin Corporation          71,908         1,573
 McDermott International, Inc.        10,800            98
 Milacron Inc.                         6,700           103
 Millipore Corp.                       8,200           317
 Minnesota Mining &
  Manufacturing Co.                   73,300         7,174
 Molex Inc.                           28,200         1,599
 NACCO Industries, Inc.                1,500            83
 National Service Industries,
  Inc.                                 7,400           218
 *Navistar International
  Corporation                         12,000           569
 Northrop Grumman Corporation         12,600           681
 *Owens-Illinois, Inc.                28,400           712
 Paccar Inc.                          14,270           632
 Pall Corporation                     22,600           487
 Parker-Hannifin Corporation          19,775         1,015
 Pitney Bowes Inc.                    48,700         2,353
 Rockwell International Corp.         34,800         1,666
 *Sealed Air Corporation              15,271           791
 *Solectron Corporation               53,300         5,070
 Textron Inc.                         27,300         2,094
 *Thermo Electron Corporation         28,700           430
 Thomas & Betts Corporation           10,400           331
 Timken Company                       11,300           231
 Tyco International Ltd.             304,640        11,843
 United Technologies Corp.            87,700         5,700
 Waste Management, Inc.              112,785         1,938
                                               -----------
     TOTAL                                         188,764
                                               -----------

Index 500 Stock Portfolio              30

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (98.5%)                PAR         (000'S)
 ---------------------------------------------------------
 COMMUNICATION SERVICES (7.8%)
 ALLTEL Corporation                   55,600   $     4,597
 AT&T Corporation                    581,838        29,528
 Bell Atlantic Corporation           282,684        17,403
 Bellsouth Corporation               343,300        16,071
 CenturyTel Inc.                      25,400         1,203
 *Global Crossing                    139,910         6,996
 GTE Corporation                     178,600        12,603
 *MCI WorldCom, Inc.                 511,473        27,140
 *Nextel Communications, Inc.         65,800         6,786
 SBC Communications, Inc.            621,625        30,304
 Sprint Corporation                  157,900        10,629
 *Sprint PCS                          80,050         8,205
 U S WEST, Inc.                       91,908         6,617
                                               -----------
     TOTAL                                         178,082
                                               -----------
 CONSUMER CYCLICALS (9.1%)
 American Greetings Corp.             12,300           291
 Armstrong World Industries
  Inc.                                 7,300           244
 *Autozone, Inc.                      27,100           876
 *Bed Bath & Beyond Inc.              25,400           883
 *Best Buy Co. Inc.                   37,100         1,862
 Black & Decker Corporation           15,800           826
 Brunswick Corporation                16,800           374
 Carnival Corporation                111,700         5,341
 *Cendant Corporation                131,133         3,483
 Centex Corporation                   10,900           269
 Circuit City Stores, Inc.            36,600         1,649
 *Consolidated Stores
  Corporation                         20,100           327
 Cooper Tire & Rubber Company         13,800           215
 *Costco Wholesale Corporation        40,207         3,669
 Dana Corporation                     30,200           904
 Dayton Hudson Corporation            80,500         5,912
 Delphi Automotive Systems
  Corp.                              102,837         1,620
 Dillard's, Inc.                      19,500           394
 Dollar General Corp.                 40,943           931
 Dow Jones & Company, Inc.            16,500         1,122
 Dun & Bradstreet Corporation         29,300           864
 *Federated Department Stores,
  Inc.                                38,000         1,921
 Fleetwood Enterprises, Inc.           6,100           126
 Ford Motor Company                  220,300        11,772
 Gannet Company Inc.                  50,900         4,152
 The Gap, Inc.                       156,075         7,179
 General Motors Corp.                117,300         8,526
 Genuine Parts Company                32,600           809
 Goodyear Tire & Rubber Company       28,500           803
 H & R Block, Inc.                    17,800           779
 Harcourt General                     13,000           523
 *Harrahs Entertainment               23,400           619
 Hasbro Inc.                          35,475           676
 Hilton Hotels Corporation            67,100           646
 The Home Depot, Inc.                404,994        27,767
 *Huttig Building Products,
  Inc.                                 2,727            13
 IMS Health Incorporated              57,000         1,550
 The Interpublic Group of
  Companies, Inc.                     51,300         2,959

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (98.5%)                PAR         (000'S)
 ---------------------------------------------------------
 CONSUMER CYCLICALS continued
 J.C. Penney Company, Inc.            48,000   $       957
 Jostens, Inc.                         6,200           151
 Kaufman & Broad Home Corp.            8,700           210
 *Kmart Corporation                   89,900           905
 Knight-Ridder, Inc.                  14,800           881
 *Kohl's Corporation                  29,600         2,137
 Leggett & Platt Inc.                 35,800           767
 The Limited, Inc.                    38,974         1,688
 Liz Claiborne, Inc.                  11,200           421
 Lowe's Companies, Inc.               69,400         4,147
 Marriott International               45,300         1,430
 Masco Corporation                    80,600         2,045
 Mattel, Inc.                         76,488         1,004
 May Department Stores Company        60,800         1,961
 Maytag Corporation                   15,900           763
 The McGraw-Hill Companies,
  Inc.                                35,800         2,206
 Meredith Corporation                  9,400           392
 *Mirage Resorts, Incorporated        36,200           554
 *The Neiman Marcus Group, Inc.           17             0
 The New York Times Company           31,700         1,557
 Nike, Inc.                           51,200         2,538
 Nordstrom, Inc.                      25,500           668
 *Office Depot Inc.                   68,200           746
 Omnicom Group, Inc.                  32,300         3,230
 Owens Corning                        10,000           193
 Pep Boys - Manny, Moe & Jack          9,600            88
 Pulte Corporation                     7,900           178
 *Reebok International Ltd.           10,200            84
 Russell Corp.                         6,100           102
 Sears Roebuck & Co.                  69,300         2,109
 Service Corporation
  International                       49,500           343
 Sherwin-Williams Company             30,800           647
 Snap-On Inc.                         11,950           317
 Springs Industries, Inc.              3,300           132
 The Stanley Works                    16,200           488
 *Staples, Inc.                       84,600         1,755
 Tandy Corporation                    35,200         1,731
 Times Mirror Company                 10,900           730
 TJX Companies, Inc.                  57,800         1,181
 *Toys "R" Us, Inc.                   45,100           646
 Tribune Company                      43,200         2,379
 TRW, Inc.                            22,100         1,148
 VF Corporation                       21,600           648
 Wal-Mart Stores, Inc.               810,200        56,005
 Whirlpool Corporation                13,700           891
                                               -----------
     TOTAL                                         206,029
                                               -----------
 CONSUMER STAPLES (10.9%)
 Adolph Coors Co.                      6,700           352
 Alberto-Culver Company               10,200           263
 Albertson's, Inc.                    76,526         2,468
 Anheuser-Busch Companies, Inc.       85,100         6,031
 Avon Products, Inc.                  47,500         1,567
 BESTFOODS                            50,800         2,670
 Brown-Forman Corporation             12,500           716

                                       31              Index 500 Stock Portfolio

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (98.5%)                PAR         (000'S)
 ---------------------------------------------------------
 CONSUMER STAPLES continued
 Campbell Soup Company                79,000   $     3,056
 Cardinal Health, Inc.                49,650         2,377
 *CBS Corporation                    138,792         8,874
 *Clear Channel Communications,
  Inc.                                61,500         5,489
 Clorox Company                       43,000         2,166
 The Coca-Cola Company               449,600        26,189
 Coca Cola Enterprises Inc.           77,400         1,558
 Colgate-Palmolive Co.               106,100         6,896
 Comcast Corporation                 136,400         6,854
 Conagra, Inc.                        88,900         2,006
 CVS Corporation                      71,300         2,848
 Darden Restaurant, Inc.              24,100           437
 Deluxe Corp.                         13,800           379
 Fort James Corporation               40,200         1,100
 Fortune Brands, Inc.                 30,300         1,002
 General Mills, Inc.                  55,700         1,991
 Gillette Company                    197,500         8,135
 Great Atlantic & Pacific
  Tea Co., Inc.                        7,000           195
 H.J. Heinz Company                   65,250         2,598
 Hershey Foods Corporation            25,400         1,206
 Kellogg Company                      73,800         2,274
 Kimberly-Clark Corporation           97,044         6,332
 *The Kroger Co.                     151,000         2,850
 Longs Drug Stores Corp.               7,100           183
 McDonald's Corporation              246,600         9,941
 McKesson HBOC, Inc.                  51,245         1,156
 *MediaOne Group, Inc.               110,400         8,480
 Nabisco Group Holdings Corp.         59,400           631
 Newell Rubbermaid Inc.               51,332         1,489
 PepsiCo, Inc.                       266,200         9,384
 Philip Morris Companies, Inc.       435,200        10,091
 The Procter & Gamble Company        241,900        26,503
 The Quaker Oats Company              24,400         1,601
 R.R. Donnelley & Sons Company        23,200           576
 Ralston Purina Group                 58,900         1,642
 Rite Aid Corporation                 47,100           527
 *Safeway Inc.                        92,900         3,304
 Sara Lee Corporation                164,500         3,629
 The Seagram Company Ltd.             78,700         3,537
 Supervalue Inc.                      25,300           506
 Sysco Corporation                    60,300         2,386
 Time Warner Inc.                    235,500        17,059
 *Tricon Global Restaurants,
  Inc.                                27,990         1,081
 Tupperware                           10,500           178
 Unilever NV                         104,067         5,665
 UST Incorporated                     31,700           798
 *Viacom, Inc                        126,812         7,664
 Walgreen Company                    182,700         5,344
 Walt Disney Company                 375,507        10,984
 Wendy's International, Inc.          22,100           456
 Winn-Dixie Stores, Inc.              27,100           649
 Wm. Wrigley Jr. Company              21,200         1,758
                                               -----------
     TOTAL                                         248,081
                                               -----------

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (98.5%)                PAR         (000'S)
 ---------------------------------------------------------
 ENERGY (5.4%)
 Amerada Hess Corporation             16,500   $       936
 Anadarko Petroleum Corporation       23,200           792
 Apache Corporation                   20,700           765
 Ashland, Inc.                        13,100           431
 Atlantic Richfield Company           58,700         5,078
 Baker Hughes, Inc.                   59,830         1,260
 Burlington Resource, Inc.            39,620         1,310
 Chevron Corporation                 119,400        10,343
 Conoco, Inc.                        114,200         2,841
 Exxon Mobil Corporation             630,185        50,769
 Halliburton Company                  80,300         3,232
 Helmerich & Payne, Inc.               9,000           196
 Kerr-McGee Corporation               15,705           974
 Occidental Petroleum
  Corporation                         63,500         1,373
 Phillips Petroleum Company           46,100         2,167
 *Rowan Companies, Inc.               15,100           327
 Royal Dutch Petroleum Co.           390,400        23,595
 Schlumberger Limited                 99,700         5,608
 Sunoco, Inc.                         16,500           388
 Texaco, Inc.                        100,600         5,464
 Tosco Corporation                    27,700           753
 Transocean Sedco Forex, Inc.         19,341           652
 Union Pacific Resource Group         45,892           585
 Unocal Corp.                         44,100         1,480
 USX -Marathon Group                  56,200         1,387
                                               -----------
     TOTAL                                         122,706
                                               -----------
 FINANCE (13.0%)
 Aflac Inc.                           48,400         2,284
 Allstate Corporation                145,328         3,488
 American Express Company             81,800        13,599
 American General Corporation         45,325         3,439
 American International Group,
  Inc.                               281,895        30,480
 AmSouth Bancorporation               71,600         1,383
 Aon Corporation                      46,600         1,864
 Associates First Capital
  Corporation                        132,610         3,638
 Banc One Corporation                213,486         6,845
 Bank of America Corp.               314,476        15,783
 Bank of New York Company, Inc.      133,900         5,356
 BB&T Corporation                     58,200         1,593
 The Bear Stearns Companies,
  Inc.                                22,238           951
 Capital One Financial
  Corporation                         36,000         1,735
 The Charles Schwab Corporation      148,900         5,714
 Chase Manhattan Corporation         151,512        11,771
 The Chubb Corporation                32,100         1,808
 CIGNA Corporation                    33,900         2,731
 Cincinnati Financial
  Corporation                         30,000           936
 Citigroup, Inc.                     614,911        34,166
 Comerica, Inc.                       28,450         1,328
 Conseco Inc.                         59,537         1,064
 Countrywide Credit Industries,
  Inc.                                20,600           520
 Federal Home Loan Mortgage
  Corp.                              126,600         5,958

Index 500 Stock Portfolio              32

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (98.5%)                PAR         (000'S)
 ---------------------------------------------------------
 FINANCE continued
 Federal National Mortgage
  Association                        186,600   $    11,651
 Fifth Third Bancorp                  54,975         4,034
 First Union Corporation             174,152         5,714
 Firstar Corporation                 179,265         3,787
 FleetBoston Financial
  Corporation                        167,820         5,842
 Franklin Resources Inc.              45,900         1,472
 Golden West Financial
  Corporation                         30,000         1,005
 Hartford Financial Services
  Group Inc.                          41,100         1,947
 Household International Inc.         87,179         3,247
 Huntington Bancshares, Inc.          41,884         1,000
 J.P. Morgan & Company, Inc.          32,000         4,052
 Jefferson-Pilot Corp.                19,150         1,307
 KeyCorp                              81,700         1,808
 Lehman Brothers Holdings, Inc.       21,800         1,846
 Lincoln National Corporation         36,200         1,448
 Loews Corp.                          19,600         1,189
 Marsh & McLennan
  Companies, Inc.                     48,050         4,598
 MBIA, Inc.                           18,200           961
 MBNA Corp.                          145,975         3,978
 Mellon Financial Corporation         93,600         3,188
 Merrill Lynch & Co.                  67,300         5,620
 MGIC Investment Corp.                19,900         1,198
 Morgan Stanley, Dean Witter,
  Discover & Co.                     103,905        14,832
 National City Corp.                 112,500         2,665
 Northern Trust Corp.                 40,600         2,152
 Old Kent Financial Corp.             21,600           764
 Paine Webber Group Inc.              26,500         1,029
 PNC Bank Corp.                       55,300         2,461
 Price (T. Rowe) Associates           22,100           816
 Progressive Corporation              13,300           973
 Providian Financial
  Corporation                         25,800         2,349
 Regions Financial Corporation        40,800         1,025
 Republic New York Corporation        19,100         1,375
 SAFECO, Inc.                         23,900           595
 SLM Holding Corporation              29,300         1,238
 SouthTrust Corporation               30,500         1,153
 St. Paul Companies, Inc.             41,286         1,391
 State Street Corporation             29,400         2,148
 Summit Bancorp                       32,200           986
 Suntrust Banks Inc.                  58,600         4,032
 Synovus Financial Corp.              49,350           981
 Torchmark Corporation                24,200           703
 U.S. Bancorp                        133,231         3,173
 Union Planters Corporation           26,000         1,025
 UnumProvident Corporation            43,431         1,392
 Wachovia Corporation                 36,800         2,502
 Washington Mutual, Inc.             105,436         2,741
 Wells Fargo & Company               300,230        12,141
                                               -----------
     TOTAL                                         295,968
                                               -----------

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (98.5%)                PAR         (000'S)
 ---------------------------------------------------------
 HEALTH CARE (8.8%)
 Abbott Laboratories Inc.            277,000   $    10,058
 Aetna, Inc.                          27,263         1,522
 Allergan Inc.                        24,000         1,194
 *Alza Corporation                    18,500           640
 American Home Products
  Corporation                        237,900         9,382
 *Amgen, Inc.                        185,700        11,154
 Bard C R Inc                          9,300           493
 Bausch & Lomb, Inc.                  10,500           719
 Baxter International, Inc.           53,000         3,329
 Becton, Dickinson & Company          45,600         1,220
 Biomet, Inc.                         20,500           820
 *Boston Scientific Corp.             75,300         1,647
 Bristol-Myers Squibb Company        361,600        23,210
 Columbia/HCA Healthcare
  Corporation                        102,700         3,010
 Eli Lilly and Company               199,000        13,233
 *Guidant Corporation                 55,000         2,585
 *HEALTHSOUTH Corporation             75,600           406
 *Humana, Inc.                        30,500           250
 Johnson & Johnson                   244,800        22,797
 Mallinckrodt, Inc.                   12,900           410
 *Manor Care, Inc.                    19,500           312
 Medtronic, Inc.                     213,700         7,787
 Merck & Co., Inc.                   427,000        28,636
 Pfizer, Inc.                        705,500        22,885
 Pharmacia & Upjohn Inc.              92,205         4,149
 *Quintiles Transnational Corp.       20,900           391
 Schering-Plough Corporation         267,300        11,277
 *St. Jude Medical, Inc.              15,400           473
 *Tenet Healthcare Corp.              56,500         1,328
 United Healthcare Corp.              31,600         1,679
 Warner-Lambert Company              155,600        12,749
 *Watson Pharmaceutical Inc.          17,400           623
 *Wellpoint Health Networks           12,000           791
                                               -----------
     TOTAL                                         201,159
                                               -----------
 TECHNOLOGY (29.2%)
 *3COM Corporation                    65,100         3,060
 *Adaptec, Inc.                       18,800           938
 *ADC Telecommunications Inc.         27,200         1,974
 Adobe Systems, Inc.                  22,200         1,493
 *Advanced Micro Devices, Inc.        26,800           775
 *America Online, Inc.               403,500        30,439
 *Analog Devices                      31,500         2,929
 *Andrew Corporation                  14,937           283
 *Apple Computer, Inc.                29,300         3,012
 *Applied Materials, Inc.             68,400         8,665
 Autodesk, Inc.                       10,700           361
 Automatic Data Processing,
  Inc.                               112,700         6,072
 *BMC Software, Inc.                  43,600         3,485
 *Cabletron Systems, Inc.             31,700           824
 *Ceridian Corp.                      26,400           569
 *Cisco Systems, Inc.                591,950        63,413
 *Citrix Systems Inc.                 16,000         1,968

                                       33              Index 500 Stock Portfolio

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (98.5%)                PAR         (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 Compaq Computer Corporation         309,509   $     8,376
 Computer Associates
  International, Inc.                 97,912         6,848
 *Computer Sciences Corp.             29,100         2,754
 *Compuware Corporation               65,000         2,421
 *Comverse Technology, Inc.           12,700         1,838
 *Dell Computer Corporation          462,600        23,593
 Eastman Kodak Company                57,600         3,816
 Electronic Data Systems
  Corporation                         89,800         6,011
 *EMC Corporation                    184,537        20,161
 Equifax, Inc.                        26,200           617
 First Data Corporation               78,100         3,851
 *Gateway Inc.                        57,000         4,108
 *General Instrument
  Corporation                         31,600         2,686
 Hewlett-Packard Company             184,400        21,010
 Ikon Office Solutions                27,200           185
 *Intel Corporation                  602,300        49,577
 International Business
  Machines Corporation               329,400        35,575
 *KLA- Tencor Corporation             16,100         1,793
 *Lexmark International Group
  Inc.                                23,500         2,127
 *LSI Logic Corp.                     26,800         1,809
 Lucent Technologies, Inc.           557,800        41,730
 *Micron Technology                   45,600         3,545
 *Microsoft Corporation              929,200       108,484
 Motorola, Inc.                      110,600        16,286
 *National Semiconductor
  Corporation                         30,600         1,310
 *Network Appliance Inc.              26,800         2,226
 Nortel Networks Corporation         241,600        24,402
 *Novell, Inc.                        61,000         2,436
 *Oracle Corporation                 262,050        29,366
 *Parametric Technology Company       49,000         1,326
 Paychex, Inc.                        44,750         1,790
 PE Corp.-PE Biosystems Group         18,600         2,238
 *Peoplesoft, Inc.                    44,300           944
 PerkinElmer, Inc.                     8,300           346
 Polaroid Corporation                  8,100           152
 *Qualcomm Inc.                      116,800        20,586
 Raytheon Company- Class B            61,500         1,634
 Scientific-Atlanta, Inc.             13,900           773
 *Seagate Technology Inc.             37,900         1,765
 Shared Medical Systems Corp.          4,900           250
 *Silicon Graphics                    34,400           338
 *Sun Microsystems, Inc.             281,800        21,822
 Tektronix, Inc.                       8,550           332
 *Tellabs, Inc.                       71,300         4,577
 *Teradyne Inc.                       31,200         2,059
 Texas Instruments,
  Incorporated                       143,000        13,853
 *Unisys Corporation                  55,700         1,779
 W.W. Grainger, Inc.                  17,000           813
 Xerox Corporation                   120,700         2,738
 *Xilinx Inc.                         57,600         2,619
 *Yahoo!, Inc.                        47,900        20,726
                                               -----------
     TOTAL                                         662,661
                                               -----------

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (98.5%)                PAR         (000'S)
 ---------------------------------------------------------
 TRANSPORTATION (0.7%)
 *AMR Corporation                     27,400   $     1,836
 Burlington Northern Santa Fe         84,621         2,052
 CSX Corporation                      39,600         1,242
 Delta Air Lines Inc.                 25,600         1,275
 *FDX Corporation                     54,120         2,216
 Kansas City Southern Inds            20,100         1,500
 Norfolk Southern Corporation         69,300         1,421
 Ryder System, Inc.                   11,700           286
 Southwest Airlines Co.               91,800         1,486
 Union Pacific Corporation            45,100         1,967
 *USAir Group, Inc.                   13,000           417
                                               -----------
     TOTAL                                          15,698
                                               -----------
 UTILITIES (2.3%)
 * The AES Corporation                37,500         2,803
 Ameren Corporation                   25,000           819
 American Electric Power Co.
  Inc.                                35,200         1,131
 Carolina Power & Light Company       29,100           886
 Central & South West
  Corporation                         38,700           774
 Cinergy Corporation                  28,917           698
 CMS Energy Corp.                     21,500           671
 Coastal Corp.                        38,900         1,378
 Columbia Energy Group                14,950           946
 Consolidated Edison Co.
  of New York                         40,200         1,387
 Consolidated Natural Gas
  Company                             17,500         1,136
 Constellation Energy Group
  Inc.                                27,200           789
 Dominion Resources Inc.              35,000         1,374
 DTE Energy Company                   26,400           828
 Duke Energy Corp.                    66,465         3,332
 Eastern Enterprises                   4,900           281
 Edison International                 63,200         1,655
 EL Paso Energy Corporation           41,500         1,611
 Enron Corp.                         130,000         5,769
 Entergy Corporation                  44,900         1,156
 FirstEnergy Corporation              42,600           966
 Florida Progress Corp.               17,900           757
 FPL Group, Inc.                      32,600         1,396
 GPU, Inc.                            22,800           683
 New Century Energies, Inc.           21,000           638
 *Niagra Mohawk Power
  Corporation                         34,100           475
 Nicor, Inc.                           8,600           279
 Northern States Power Company        28,100           548
 ONEOK, Inc.                           5,800           146
 P P & L Resources, Inc.              28,734           657
 PECO Energy Company                  34,000         1,181
 Peoples Energy Corporation            6,500           218
 PG&E Corp.                           69,900         1,433
 Pinnacle West Capital Corp.          15,400           471
 Public Service Enterprise
  Group, Inc.                         39,900         1,389
 Reliant Energy, Inc.                 53,862         1,232
 ScottishPower PLC, ADR               31,958           895

Index 500 Stock Portfolio              34

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (98.5%)                PAR         (000'S)
 ---------------------------------------------------------
 UTILITIES continued
 Sempra Energy                        43,802   $       761
 Southern Company                    124,400         2,923
 Texas Utilities Company              50,315         1,789
 UNICOM Corp.                         39,600         1,327
 Williams Companies Inc.              79,100         2,417
                                               -----------
     TOTAL                                          52,005
                                               -----------
     TOTAL COMMON STOCK (COST
       $1,196,495)                               2,238,471
                                               -----------
 MONEY MARKET INVESTMENTS (1.5%)
 ---------------------------------------------------------
 AUTO RELATED (0.8%)
 Daimler-Chrysler N.A. Holding,
  5.50%, 01/10/00                 13,000,000        12,946
 Ford Motor Credit Company,
  6.21%, 01/12/00                  5,000,000         4,991
                                               -----------
     TOTAL                                          17,937
                                               -----------
 FEDERAL GOVERNMENT AND AGENCIES (0.7%)
 Federal Home Loan Mortgage
  Corp., 4.75%, 01/14/00           9,900,000         9,883
 #Federal Home Loan Mortgage
  Corp., 5.51%, 01/10/00           5,000,000         4,993
                                               -----------
     TOTAL                                          14,876
                                               -----------
     TOTAL MONEY MARKET INVESTMENTS (COST
      $32,813)                                      32,813
                                               -----------
     TOTAL INVESTMENTS (100.0%)
      (COST $1,229,308)'                         2,271,284
                                               -----------
     OTHER ASSETS, LESS
      LIABILITIES (0.0%)                               672
                                               -----------
     TOTAL NET ASSETS (100.0%)                 $ 2,271,956
                                               -----------
 ---------------------------------------------------------

* Non-Income Producing

ADR - American Depository Receipt

# Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of December 31, 1999 is summarized below:

                                                 UNREALIZED
                       NUMBER OF   EXPIRATION   APPRECIATION
ISSUER                 CONTRACTS      DATE        (000'S)
------------------------------------------------------------
S&P 500 Stock Index       89          3/00         $1,114
(Total Notional Value
 at 12/31/99,
 $31,909,390)

' At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $1,229,539 and the net unrealized appreciation of investments based on that cost was $1,041,745 which is comprised of $1,097,772 aggregate gross unrealized appreciation and $56,027 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements.

                                       35              Index 500 Stock Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets

 A high level of current income and       Achieve consistent returns and low volatility by       $3,557,900,234
 capital growth with a low risk           diversifying among assets
 profile

BALANCED PORTFOLIO
In order to capitalize on changing financial market and economic conditions, the Balanced Portfolio's asset allocation is adjusted as appropriate among three investment classes: stocks, bonds and money market instruments. The equity portion of the Portfolio is indexed, meaning that the Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index, which is generally regarded as a good proxy for the overall U.S. equity market. The bond portion of the Portfolio is actively managed, with investments in high quality bonds adjusted frequently as to maturity, market sectors and duration. Liquidity is maintained by holding a portion of the Portfolio in money market investments, which are high quality short-term debt securities.

During 1999 the Portfolio continued to emphasize equities, while reducing equity exposure opportunistically, in order to maintain the desired balance among asset classes during a period of increasing equity prices. In the bond portion of the Portfolio, a move to higher quality securities and a defensive stance on interest rates proved successful, as interest rates increased and the spread between rates on Treasury securities and riskier bonds widened.

                              PERCENTAGE HOLDINGS
                                    12/31/99
[PIE CHART]

                                      EQUITIES (INCLUDING
                                         INDEX FUTURES)             BONDS           SHORT-TERM INVESTMENTS    OTHER ASSETS, NET
                                      -------------------           -----           ----------------------    -----------------
Percentage Holdings                          54.00                  37.00                    8.00                    1.00

PERFORMANCE RELATIVE TO RELEVANT INDICES
[LINE GRAPH]

                                                             MERRILL LYNCH DOMESTIC
                                       BALANCED PORTFOLIO         MASTER INDEX           91 DAY T-BILL          S&P 500 INDEX
                                       ------------------    ----------------------      -------------          -------------
12/89                                       10000.00                10000.00                10000.00               10000.00
                                            10153.00                10910.00                10842.00                9690.00
12/91                                       12521.00                12640.00                11534.00               12645.00
                                            13224.00                13598.00                11987.00               13607.00
12/93                                       14534.00                14961.00                12369.00               14981.00
                                            14558.00                14539.00                12887.00               15161.00
12/95                                       18399.00                17231.00                13664.00               20831.00
                                            20875.00                17850.00                14389.00               25580.00
12/97                                       25366.00                19574.00                15156.00               34098.00
                                            30157.00                21310.00                15949.00               43816.00
12/99                                       33529.00                21105.00                16722.00               53044.00

----------------------------------------------------------------
                  Average Annual Total Return
              For Periods Ended December 31, 1999
                                     1 Year   5 Years   10 Years
----------------------------------------------------------------
Balanced Portfolio                   11.18%   18.16%     12.86%
Merrill Lynch Domestic Master Index  -0.96%    7.74%      7.76%
91 Day T-Bill                         4.85%    5.35%      5.28%
S&P 500 Index                        21.06%   28.46%     18.16%
----------------------------------------------------------------

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income, and cash equivalent investments.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

This chart assumes an initial investment of $10,000 made on 12/31/89. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns shown on page 2 reflect mortality and expense risk charges and premium charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

Balanced Portfolio                     36

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 1999

                                                 MARKET
                                  SHARES/         VALUE
 BONDS (37.4%)                      PAR          (000'S)
 ---------------------------------------------------------
 CORPORATE BONDS (6.3%)
 AEROSPACE AND DEFENSE (0.1%)
 Lockheed Corporation, 6.75%,
  03/15/03                         3,000,000   $     2,917
                                               -----------
 BANK HOLDING COMPANIES (0.2%)
 Banco Montevideo, 8.4%,
  04/30/08 (144A)                  6,250,000         5,578
 BT Institutional Capital
  Trust, 7.75%, 12/01/26
  (144A)                           1,000,000           888
                                               -----------
     TOTAL                                           6,466
                                               -----------
 BANKING & FINANCE (1.1%)
 Associates Corp. of North
  America, 7.95%, 02/15/10         5,550,000         5,669
 Ford Motor Credit Co., 5.57%,
  07/16/02                        11,700,000        11,724
 Ford Motor Credit Co., 5.75%,
  02/23/04                         6,000,000         5,684
 Ford Motor Credit Co., 6.70%,
  07/16/04                         2,000,000         1,956
 Ford Motor Credit Co.,
  7.375%, 10/28/09                14,500,000        14,314
                                               -----------
     TOTAL                                          39,347
                                               -----------
 CHEMICALS AND ALLIED PRODUCTS (0.5%)
 Chevron Corporation, 6.625%,
  10/01/04                         4,750,000         4,682
 Dow Capital B.V., 8.5%,
  06/8/10                          8,200,000         8,676
 Johnson & Johnson, 6.625%,
  09/01/09                         2,800,000         2,694
 Proctor & Gamble, 6.875%,
  09/15/09                         3,000,000         2,934
                                               -----------
     TOTAL                                          18,986
                                               -----------
 COMMUNICATIONS (0.2%)
 Telecommunications, Inc.,
  7.375%, 2/15/00                  8,000,000         8,012
                                               -----------
 DURABLE GOODS (0.2%)
 Tata Engineering &
  Locomotive, 7.875%, 07/15/07
  (144A)                           6,500,000         6,009
                                               -----------
 ELECTRIC SERVICES (1.3%)
 Columbia Gas System Inc.,
  7.32%, 11/28/10                  7,571,000         7,236
 Comed Financing II, 8.5%,
  01/15/27                         3,000,000         2,925
 Dayton Power & Light Company,
  8.15%, 1/15/26                   5,750,000         5,631
 Niagra Mohawk Power, 7.0%,
  10/01/00                         2,268,293         2,270
 Niagra Mohawk Power, 7.25%,
  10/01/02                         1,134,147         1,130

                                                 MARKET
                                  SHARES/         VALUE
 BONDS (37.4%)                      PAR          (000'S)
 ---------------------------------------------------------
 ELECTRIC SERVICES continued
 Ohio Edison Company, 7.375%,
  9/15/02                          3,665,000   $     3,677
 Public Service Electric & Gas
  Co., 6.875%, 1/1/03              9,000,000         8,927
 Southern California Edison
  Co., 7.25%, 3/1/26              10,000,000         8,953
 Texas Utilities Electric Co.,
  7.875%, 3/1/23                   4,000,000         3,770
                                               -----------
     TOTAL                                          44,519
                                               -----------
 FOOD AND BEVERAGE (0.3%)
 Coca Cola Enterprises, Inc.,
  8%, 1/4/05                      10,000,000        10,389
                                               -----------
 GENERAL MERCHANDISE STORES (0.8%)
 May Department Stores
  Company, 6.7%, 9/15/28           6,150,000         5,406
 May Department Stores
  Company, 7.45%, 10/15/16         4,000,000         3,923
 Wal-Mart Stores, 6.55%,
  8/10/04                         17,800,000        17,505
 Wal-Mart Stores, 6.875%,
  8/10/09                          3,000,000         2,920
                                               -----------
     TOTAL                                          29,754
                                               -----------
 INSURANCE (0.1%)
 Prudential Insurance Co.,
  6.375%, 7/23/06                  2,500,000         2,331
                                               -----------
 MOTION PICTURE (0.3%)
 News America Holdings Inc.,
  8.45%, 8/1/34                   10,000,000        10,184
                                               -----------
 MOTOR VEHICLES (0.5%)
 Daimler-Chrysler North
  America, 6.90%, 09/01/04         4,650,000         4,605
 General Motors Acceptance
  Corp., 6.625%, 10/1/02           5,000,000         4,932
 General Motors Corporation,
  8.8%, 3/1/21                     6,500,000         7,166
                                               -----------
     TOTAL                                          16,703
                                               -----------
 PUBLISHING (0.1%)
 Times Mirror Co., 7.45%,
  10/15/09                         5,050,000         4,967
                                               -----------
 TELEPHONE COMMUNICATIONS (0.5%)
 AT&T Corp, 5.625%, 03/15/04       5,000,000         4,740
 AT&T Corp, 6.50%, 9/15/02         5,500,000         5,437
 Cox Communications, Inc.,
  6.80%, 8/01/28                   1,000,000           870
 GTE Corporation, 6.94%,
  04/15/28                         3,000,000         2,709
 New England Telephone and
  Telegraph, 5.875%, 04/15/09      5,000,000         4,465
                                               -----------
     TOTAL                                          18,221
                                               -----------

                                       37                     Balanced Portfolio

                                                 MARKET
                                  SHARES/         VALUE
 BONDS (37.4%)                      PAR          (000'S)
 ---------------------------------------------------------
 TEXTILES (0.0%)
 ++Polysindo International
  Finance, 11.375%, 06/15/06       6,500,000   $     1,170
                                               -----------
 TOBACCO (0.0%)
 Philip Morris Companies,
  9.25%, 02/15/00                  1,000,000         1,002
                                               -----------
 UTILITY (0.1%)
 Atlantic City Electric
  Company, 6.625%, 08/1/13         4,000,000         3,595
                                               -----------
     TOTAL CORPORATE BONDS                         224,572
                                               -----------
 GOVERNMENT (DOMESTIC AND FOREIGN) AND AGENCY BONDS
   (24.4%)
 ---------------------------------------------------------
 FOREIGN GOVERNMENT BONDS (0.2%)
 Province of Quebec, 6.5%,
  1/17/06                          7,500,000         7,211
                                               -----------
 FEDERAL GOVERNMENT AND AGENCIES (24.2%)
 Federal Home Loan Bank,
  5.54%, 01/08/09                  5,000,000         4,426
 Federal Home Loan Mortgage
  Corporation, 6.5%, 10/01/02     13,299,367        12,991
 Federal Home Loan Mortgage
  Corporation, 7.0%, 03/15/07      7,250,000         7,220
 Federal Home Loan Mortgage
  Corporation, 7.5%, 09/29/01     12,394,153        12,287
 Federal National Mortgage
  Assoc., 5.970%, 10/1/08          1,765,241         1,624
 Federal National Mortgage
  Assoc., 6.240%, 02/01/06         4,846,150         4,618
 Federal National Mortgage
  Assoc., 6.265%, 10/1/08          5,676,231         5,308
 Federal National Mortgage
  Assoc., 6.315%, 03/01/06         5,116,930         4,890
 Federal National Mortgage
  Assoc., 6.34%, 2/01/08           4,165,884         3,936
 Federal National Mortgage
  Assoc., 6.43%, 6/01/08           7,326,929         6,945
 Federal National Mortgage
  Assoc., 6.500%, 09/25/05         4,991,230         4,871
 Federal National Mortgage
  Assoc., 6.750%, 12/25/23         6,500,000         6,205
 Federal National Mortgage
  Assoc., 6.750%, 04/25/18         5,387,176         5,212
 Federal National Mortgage
  Assoc., 6.750% 11/01/07          3,062,574         2,961
 Federal National Mortgage
  Assoc., 6.835%, 07/01/03         3,174,568         3,146
 Federal National Mortgage
  Assoc., 6.895%, 05/01/06         5,987,845         5,870
 Federal National Mortgage
  Assoc., 6.900%, 04/01/06         2,414,160         2,368
 Federal National Mortgage
  Assoc., 6.960%, 10/01/07         4,412,264         4,312

                                                 MARKET
                                  SHARES/         VALUE
 BONDS (37.4%)                      PAR          (000'S)
 ---------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Federal National Mortgage
  Assoc., 7.000%, 06/25/10         7,941,659   $     7,794
 Federal National Mortgage
  Assoc., 7.000%, 04/01/26        14,253,333        13,843
 Federal National Mortgage
  Assoc., 7.000%, 06/01/03         2,917,320         2,916
 Federal National Mortgage
  Assoc., 7.025%, 08/01/05         1,920,265         1,897
 Federal National Mortgage
  Assoc., 7.045%, 08/01/05         7,487,934         7,405
 Federal National Mortgage
  Assoc., 7.120%, 11/01/03           972,959           969
 Federal National Mortgage
  Assoc., 7.250%, 05/01/04         1,553,417         1,552
 Federal National Mortgage
  Assoc., 8.400%, 02/25/09        10,910,000        11,268
 Federal National Mortgage
  Assoc., 11.000%, 12/01/12           73,238            79
 Federal National Mortgage
  Assoc., 11.000%, 09/01/17        1,135,033         1,242
 Federal National Mortgage
  Assoc., 11.000%, 12/01/17          205,731           223
 Federal National Mortgage
  Assoc., 11.000%, 02/01/18          402,571           436
 Federal National Mortgage
  Assoc., 11.500%, 04/01/18          752,859           827
 Federal National Mortgage
  Assoc., 12.000%, 09/01/12        1,109,033         1,228
 Federal National Mortgage
  Assoc., 12.000%, 12/01/12          213,122           236
 Federal National Mortgage
  Assoc., 12.000%, 09/01/17          348,190           388
 Federal National Mortgage
  Assoc., 12.000%, 10/01/17          362,966           404
 Federal National Mortgage
  Assoc., 12.000%, 12/01/17           33,760           376
 Federal National Mortgage
  Assoc., 12.000%, 02/01/18          363,322           405
 Federal National Mortgage
  Assoc., 12.500%, 04/01/18          335,757           377
 Federal National Mortgage
  Assoc., 13.000%, 11/01/12          148,524           167
 Federal National Mortgage
  Assoc., 13.000%, 11/01/17          342,196           389
 Federal National Mortgage
  Assoc., 13.000%, 12/01/17          230,432           262
 Federal National Mortgage
  Assoc., 13.000%, 02/01/18          505,308           575
 Federal National Mortgage
  Assoc., 14.000%, 12/01/17          133,327           156
 Government National Mortgage
  Assoc., 7.00%, 05/15/23          9,057,267         8,824
 Government National Mortgage
  Assoc., 7.00%, 06/15/23            646,981           630
 Government National Mortgage
  Assoc., 7.00%, 07/15/23            914,975           891

Balanced Portfolio                     38

                                                 MARKET
                                  SHARES/         VALUE
 BONDS (37.4%)                      PAR          (000'S)
 ---------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Assoc., 7.00%, 08/15/23             17,574   $        17
 Government National Mortgage
  Assoc., 7.00%, 09/15/23            481,156           469
 Government National Mortgage
  Assoc., 7.00%, 10/15/23            228,213           351
 Government National Mortgage
  Assoc., 7.00%, 11/15/23          1,242,810         1,212
 Government National Mortgage
  Assoc., 7.00%, 12/15/27            299,795           290
 Government National Mortgage
  Assoc., 7.00%, 1/15/28             439,904           425
 Government National Mortgage
  Assoc., 7.00%, 2/15/28             115,085           111
 Government National Mortgage
  Assoc., 7.00%, 3/15/28             233,791           226
 Government National Mortgage
  Assoc., 7.00%, 4/15/28             663,527           641
 Government National Mortgage
  Assoc., 7.00%, 5/15/28           1,364,544         1,320
 Government National Mortgage
  Assoc., 7.00%, 6/15/28           3,701,738         3,579
 Government National Mortgage
  Assoc., 7.00%, 7/15/28           4,557,231         4,407
 Government National Mortgage
  Assoc., 7.50%, 1/15/23             588,313           585
 Government National Mortgage
  Assoc., 7.50%, 6/15/23             326,873           325
 Government National Mortgage
  Assoc., 7.50%, 6/15/24               7,719             8
 Government National Mortgage
  Assoc., 7.50%, 7/15/24             273,595           272
 Government National Mortgage
  Assoc., 7.50%, 8/15/25              12,969            13
 Government National Mortgage
  Assoc., 7.50%, 9/15/25             233,445           231
 Government National Mortgage
  Assoc., 7.50%, 11/15/25             11,800            12
 Government National Mortgage
  Assoc., 7.50%, 12/15/25            430,095           426
 Government National Mortgage
  Assoc., 7.50%, 1/15/26              14,294            14
 Government National Mortgage
  Assoc., 7.50%, 3/15/26             533,250           529
 Government National Mortgage
  Assoc., 7.50%, 6/15/26             968,551           960
 Government National Mortgage
  Assoc., 7.50%, 9/15/26              12,503            12
 Government National Mortgage
  Assoc., 7.50%, 10/15/26             75,702            75
 Government National Mortgage
  Assoc., 7.50%, 12/15/26            609,749           604
 Government National Mortgage
  Assoc., 7.50%, 1/15/27              38,221            38
 Government National Mortgage
  Assoc., 7.50%, 2/15/27             415,246           411

                                                 MARKET
                                  SHARES/         VALUE
 BONDS (37.4%)                      PAR          (000'S)
 ---------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Assoc., 7.50%, 3/15/27              39,780   $        39
 Government National Mortgage
  Assoc., 7.50%, 4/15/27           1,291,462         1,398
 Government National Mortgage
  Assoc., 7.50%, 5/15/27             579,786           574
 Government National Mortgage
  Assoc., 7.50%, 7/15/27             625,130           619
 Government National Mortgage
  Assoc., 7.50%, 12/15/27            157,737           156
 Government National Mortgage
  Assoc., 7.50%, 7/15/28             834,627           827
 Government National Mortgage
  Assoc., 8.00%, 9/15/24             292,358           297
 Government National Mortgage
  Assoc., 8.00%, 3/15/26             160,082           162
 Government National Mortgage
  Assoc., 8.00%, 5/15/26             428,798           434
 Government National Mortgage
  Assoc., 8.00%, 6/15/26             384,750           389
 Government National Mortgage
  Assoc., 8.00%, 7/15/26             869,427           880
 Government National Mortgage
  Assoc., 8.00%, 8/15/26             414,606           420
 Government National Mortgage
  Assoc., 8.00%, 9/15/26             330,222           334
 Government National Mortgage
  Assoc., 8.00%, 10/15/26            637,720           645
 Government National Mortgage
  Assoc., 8.00%, 11/15/26            353,111           357
 Government National Mortgage
  Assoc., 8.00%, 12/15/26            371,000           375
 Government National Mortgage
  Assoc., 8.00%, 4/15/27             686,784           695
 Government National Mortgage
  Assoc., 8.00%, 6/15/27             325,854           330
 Government National Mortgage
  Assoc., 8.00%, 7/15/27             141,492           143
 Government National Mortgage
  Assoc., 8.00%, 7/20/28           2,586,971         2,603
 Government National Mortgage
  Assoc., 8.50%, 05/15/22              3,421             4
 Government National Mortgage
  Assoc., 8.50%, 09/15/22              4,085             4
 Government National Mortgage
  Assoc., 8.50%, 10/15/22             30,238            31
 Government National Mortgage
  Assoc., 8.50%, 12/15/22             20,724            21
 Government National Mortgage
  Assoc., 8.50%, 06/15/24              6,086             6
 Government National Mortgage
  Assoc., 8.50%, 07/15/24             21,516            22
 Government National Mortgage
  Assoc., 8.50%, 08/15/24             45,735            47
 Government National Mortgage
  Assoc., 8.50%, 12/15/24              6,956             7

                                       39                     Balanced Portfolio

                                                 MARKET
                                  SHARES/         VALUE
 BONDS (37.4%)                      PAR          (000'S)
 ---------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Assoc., 8.50%, 01/15/25             74,478   $        77
 Government National Mortgage
  Assoc., 8.50%, 02/15/25             54,728            56
 Government National Mortgage
  Assoc., 8.50%, 11/15/25              8,386             9
 Government National Mortgage
  Assoc., 8.50%, 01/15/26             43,264            45
 Government National Mortgage
  Assoc., 8.50%, 02/15/26              8,635             9
 Government National Mortgage
  Assoc., 8.50%, 03/15/26             24,070            25
 Government National Mortgage
  Assoc., 8.50%, 04/15/26             71,569            74
 Government National Mortgage
  Assoc., 8.50%, 05/15/26             20,099            21
 Government National Mortgage
  Assoc., 11.00%, 01/15/18         6,407,800         7,056
 Rural Housing Trust - Class
  D, 6.33%, 4/1/26                 4,551,312         4,491
 U.S. Treasury, 3.625%,
  07/15/02                         2,537,375         2,513
 U.S. Treasury, 3.625%,
  04/15/28                         6,500,000         5,809
 U.S. Treasury, 3.875%,
  04/15/29                       165,956,265       156,466
 U.S. Treasury, 4.000%,
  10/31/00                        11,650,000        11,457
 U.S. Treasury, 4.750%,
  02/15/04                        19,250,000        18,161
 U.S. Treasury, 4.750%,
  11/15/08                        38,050,000        33,567
 U.S. Treasury, 5.000%,
  02/28/01                         4,500,000         4,444
 U.S. Treasury, 5.250%,
  05/31/01                         8,000,000         7,900
 U.S. Treasury, 5.250%,
  05/15/04                        29,700,000        28,447
 U.S. Treasury, 5.250%,
  02/15/29                         4,500,000         3,722
 U.S. Treasury, 5.500%,
  02/29/00                        54,000,000        54,017
 U.S. Treasury, 5.500%,
  01/31/03                         3,500,000         3,417
 U.S. Treasury, 5.500%,
  03/31/03                        15,500,000        15,113
 U.S. Treasury, 5.500%,
  02/15/08                           175,000           164
 U.S. Treasury, 5.625%,
  04/30/00                        10,500,000        10,497
 U.S. Treasury, 5.625%,
  12/31/02                         2,300,000         2,256
 U.S. Treasury, 5.625%,
  02/15/06                       108,000,000       103,343
 U.S. Treasury, 5.625%,
  05/15/08                        34,000,000        31,981
 U.S. Treasury, 5.875%,
  11/15/04                         3,500,000         3,432
 U.S. Treasury, 6.000%,
  07/31/02                         4,000,000         3,976
 U.S. Treasury, 6.000%,
  08/15/04                        25,000,000        24,609
 U.S. Treasury, 6.000%,
  08/15/09                        32,625,000        31,605
 U.S. Treasury, 6.125%,
  08/15/07                        22,000,000        21,443
 U.S. Treasury, 6.125%,
  08/15/29                         3,000,000         2,860
 U.S. Treasury, 6.250%,
  02/15/07                         4,500,000         4,428
 U.S. Treasury, 6.375%,
  08/15/27                         4,100,000         3,936
 U.S. Treasury, 6.875%,
  05/15/06                        50,000,000        50,875
 U.S. Treasury, 7.250%,
  08/15/04                         6,000,000         6,191
 U.S. Treasury, 7.250%,
  05/15/16                         4,200,000         4,390
 Vendee Mortgage Trust, 6.5%,
  6/07/08                          4,500,000         4,035
                                               -----------
     TOTAL                                         861,248
                                               -----------
     TOTAL GOVERNMENT
       (DOMESTIC AND FOREIGN)
       AND AGENCY BONDS                            868,459
                                               -----------

                                                 MARKET
                                  SHARES/         VALUE
 BONDS (37.4%)                      PAR          (000'S)
 ---------------------------------------------------------
 MORTGAGE/ASSET BACKED SECURITIES (6.5%)
 AUTO-RELATED (0.5%)
 Daimler-Chrysler NA 5.75%
  07/18/02                         5,000,000   $     5,008
 Eaglemark Trust - Class A,
  6.75%, 11/15/02                  1,393,234         1,395
 Fleetwood Credit Corporation
  Grantor Trust - Class A,
  6.4%, 05/15/13                   1,618,912         1,608
 Team Fleet Financing
  Corporation - Class A,
  6.65%, 12/15/02 (144A)          11,800,000        11,617
                                               -----------
     TOTAL                                          19,628
                                               -----------
 BANKING AND FINANCE (0.1%)
 Nations Bank Lease Pass Thru
  Trust 97-A, 7.442%, 01/10/11
  (144A)                           2,000,000         1,948
                                               -----------
 CREDIT CARD (0.3%)
 Iroquois Trust - Class A,
  6.68%, 11/10/03 (144A)           6,621,337         6,598
 Iroquois Trust - Class A,
  6.752%, 06/25/07 (144A)          3,280,352         3,256
                                               -----------
     TOTAL                                           9,854
                                               -----------
 COMMERCIAL MORTGAGES (4.1%)
 Asset Securitization
  Corporation - Class CS1,
  1.257%, 11/13/26 IO             20,004,872           564
 Asset Securitization
  Corporation - Class PS1,
  1.367%, 02/14/41 IO             22,152,797         1,940
 BankBoston Marine Asset
  Backed Trust - Class A6,
  6.64%, 08/15/10                  7,000,000         6,815
 Chase Commercial Mortgage
  Securities Corp. - Class A2,
  6.6%, 12/12/29                   8,500,000         8,077
 Chase Commercial Mortgage
  Securities Corp.  Class B,
  6.6% 12/12/29                    2,500,000         2,364
 Citibank Credit Card Master
  Trust I - Class A, 0%,
  08/15/06                        17,000,000        12,175
 Credit Suisse First Boston
  Mortgage Securities Corp. -
  Class A2, 7.26%, 6/20/29
  (144A)                           3,139,367         2,987
 Credit Suisse First Boston
  Mortgage Securities Corp. -
  Class B, 7.28%, 6/20/29
  (144A)                           3,250,000         3,138
 Criimi Mae Commercial
  Mortgage Trust, 7.0%,
  12/01/06                         6,500,000         5,773
 Criimi Mae Commercial
  Mortgage Trust, 7.0%,
  11/02/11                         5,700,000         4,167
 DLJ Mortgage Acceptance
  Corporation - Class CF1,
  0.718%, 02/18/31 IO            252,256,132         8,821

Balanced Portfolio                     40

                                                 MARKET
                                  SHARES/         VALUE
 BONDS (37.4%)                      PAR          (000'S)
 ---------------------------------------------------------
 COMMERCIAL MORTGAGES continued
 DLJ Mortgage Acceptance
  Corporation - Class S,
  0.357%, 10/15/17 (144A) IO      18,565,159   $       382
 DLJ Mortgage Acceptance,
  8.10%, 6/18/04                   1,927,334         1,981
 DLJ Mortgage Acceptance,
  8.10%, 6/18/04                   1,650,000         1,690
 Kmart CMBS Financing, Inc. -
  Class B, 5.330%, 03/01/07
  (144A)                           8,000,000         7,990
 Kmart CMBS Financing, Inc. -
  Class C, 5.630%, 03/01/07
  (144A)                          12,500,000        12,434
 Kmart CMBS Financing, Inc. -
  Class D, 6.980%, 03/01/07
  (144A)                           4,500,000         4,476
 LB Mortgage Trust, 8.396%,
  01/20/17                         9,475,090         9,515
 Midland Realty Acceptance
  Corp. - Class AEC, 1.389%
  01/25/29 (144A) IO              27,053,140         1,525
 Morgan Stanley, 6.54%,
  015/15/08 (144a)                15,000,000        14,165
 Mortgage Capital Funding,
  Inc., 7.288% 03/20/07           19,000,000        18,742
 Nomura Asset Securities
  Corp. - Class A2, 7.016%,
  03/17/28                        15,000,000        13,367
 Red Mountain Funding LLC -
  Class F, 7.471%, 01/15/19
  (144A)                           1,800,000         1,202
                                               -----------
     TOTAL                                         144,290
                                               -----------
 FRANCHISE LOAN RECEIVABLES (0.4%)
 EMAC Owner Trust - Class A2,
  6.38%, 01/15/25 (144A)           6,000,000         5,639
 EMAC Owner Trust, 1.378%,
  01/15/25 IO (144A)              38,461,647         2,508
 CMAC, 6.644%, 12/15/07 (144A)     2,500,000         2,368
 Global Franchise Trust,
  6.349%, 8/16/01                  3,145,433         3,084
                                               -----------
     TOTAL                                          13,599
                                               -----------
 HOME EQUITY LOAN (0.1%)
 Amresco Residential
  Securities - Class A2,
  6.245%, 04/25/22                 2,500,000         2,479
                                               -----------
 MANUFACTURED HOUSING (0.1%)
 Vanderbilt Mortgage and
  Finance, Inc. - Class 1A4,
  7.19%, 02/07/14                  2,500,000         2,485
                                               -----------
 OTHER ASSET BACKED (0.5%)
 FMAC Loan Receivables Trust -
  Class A, 6.20%, 09/15/20
  (144A)                           4,609,247         4,487
 Harley Davidson Eaglemark,
  5.87%, 1/20/01                   1,900,000         1,870

                                                 MARKET
                                  SHARES/         VALUE
 BONDS (37.4%)                      PAR          (000'S)
 ---------------------------------------------------------
 OTHER ASSET BACKED continued
 Health Care Receivables,
  6.250% 02/01/03 (144A)           3,000,000   $     2,909
 Heilig-Meyers Master Trust -
  Class A, 6.125%, 01/20/07
  (144A)                           6,500,000         6,244
 Nations Credit Grantor
  Trust - Class A1, 6.35,
  12/15/04                         1,474,742         1,461
 Newcourt Equipment - Class B,
  6.764%, 09/20/04 (144A)            742,420           731
 Newcourt Equipment - Class C,
  7.734%, 09/20/04 (144A)            593,936           583
                                               -----------
     TOTAL                                          18,285
                                               -----------
 RESIDENTIAL MORTGAGES (0.1%)
 BCF L L C Mortgage Pass Thru
  Certificate - Class B3,
  7.75%, 3/25/37 (144A)            4,795,031         2,255
 Blackrock Capital Finance LP,
  Class B3, 7.25%, 11/25/28
  (144A)                           5,787,664         2,720
                                               -----------
     TOTAL                                           4,975
                                               -----------
 UTILITY (0.3%)
 Comed Transitional, 5.74%,
  12/16/08                         5,500,000         4,959
 Peco Energy Trust, 6.130%,
  03/01/09                         8,000,000         7,361
                                               -----------
     TOTAL                                          12,320
                                               -----------
     TOTAL MORTGAGE/ASSET BACKED SECURITIES        229,863
                                               -----------
 MUNICIPAL BONDS  (0.2%)
 New Jersey Economic
   Development Authority,
   0.00%, 2/15/25                 17,000,000         2,475
 New Jersey Economic
   Development Authority,
   0.00%, 2/15/26                 11,000,000         1,483
 New Jersey Economic
   Development Authority,
   7.425%, 2/15/29                 2,250,000         2,182
                                               -----------
     TOTAL MUNICIPAL BONDS                           6,140
                                               -----------
     TOTAL BONDS (COST
      $1,382,544)                                1,329,034
                                               -----------

                                       41                     Balanced Portfolio

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (50.8%)               PAR         (000'S)
 --------------------------------------------------------
 BASIC MATERIALS (1.5%)
 Air Products & Chemicals, Inc.      33,700   $     1,131
 Alcan Aluminum, Ltd.                33,200         1,367
 Alcoa Inc.                          53,900         4,474
 Allegheny Technologies, Inc.        13,981           314
 Archer Daniels Midland Company      90,823         1,107
 Barrick Gold Corporation            57,400         1,015
 Bemis Company, Inc.                  7,700           269
 *Bethlehem Steel Corporation        19,200           161
 B.F. Goodrich Company               16,200           446
 Boise Cascade Corporation            8,400           340
 Champion International              14,100           873
 Dow Chemical Company                32,400         4,329
 E.I. du Pont de Nemours & Co.      153,500        10,112
 Eastman Chemical Company            11,475           547
 Ecolab, Inc.                        19,000           743
 Engelhard Corp.                     18,500           349
 *FMC Corporation                     4,700           269
 *Freeport-McMoRan Copper &
  Gold, Inc.                         24,000           507
 Georgia Pacific Corp.               25,200         1,279
 Great Lakes Chemical                 8,600           328
 Hercules Inc.                       15,600           435
 Homestake Mining Company            38,300           299
 *Inco Limited                       28,200           663
 International Flavors &
  Fragrances, Inc.                   15,600           589
 International Paper Company         60,831         3,433
 Louisiana Pacific Corporation       15,800           225
 Mead Corp.                          15,100           656
 Monsanto Company                    93,200         3,320
 Newmont Mining Corporation          24,630           603
 Nucor Corp.                         12,800           702
 Pactiv Corporation                  25,100           267
 Phelps Dodge Corporation            11,510           773
 Placer Dome Inc.                    47,900           515
 Potlatch Corporation                 4,300           192
 PPG Industries, Inc.                25,500         1,595
 Praxair                             23,400         1,177
 Reynolds Metals Company              9,300           713
 Rohm and Haas Company               32,001         1,302
 Sigma-Aldrich Corp.                 14,800           445
 Temple-Inland Inc.                   8,200           541
 Union Carbide Corporation           19,600         1,308
 USX-U.S. Steel Group, Inc.          13,000           429
 *W.R. Grace & Co.                   10,500           146
 Westvaco Corporation                14,750           481
 Weyerhaeuser Company                34,700         2,492
 Willamette Industries, Inc.         16,400           762
 Worthington Industries              13,500           224
                                              -----------
     TOTAL                                         54,247
                                              -----------

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (50.8%)               PAR         (000'S)
 --------------------------------------------------------
 CAPITAL GOODS (4.3%)
 Avery Dennison Corporation          16,700   $     1,217
 Allied Waste Industries             27,700           244
 Ball Corporation                     4,500           177
 Boeing Company                     141,318         5,874
 Briggs & Stratton Corporation        3,400           182
 Caterpillar, Inc.                   52,300         2,461
 Cooper Industries, Inc.             13,900           562
 Corning, Inc.                       36,000         4,642
 Crane Co.                            9,925           197
 Crown Cork & Seal Company,
  Inc.                               18,000           403
 Cummins Engine Company, Inc.         6,200           300
 Danaher Corporation                 20,900         1,008
 Deere & Company                     34,400         1,492
 Delphi Automotive Systems
  Corporation                        83,144         1,310
 Dover Corporation                   30,700         1,393
 Eaton Corporation                   10,600           770
 Emerson Electric Co.                63,900         3,666
 Fluor Corporation                   11,200           514
 Foster Wheeler Corporation           6,000            53
 General Dynamics Corporation        29,300         1,546
 General Electric Company           482,600        74,682
 Honeywell International, Inc.      116,150         6,700
 Huttig Building Products, Inc.       2,205            11
 Illinois Tool Works, Inc.           44,100         2,980
 Ingersoll-Rand Company              24,250         1,335
 Johnson Controls, Inc.              12,600           717
 Lockheed Martin Corporation         58,122         1,271
 McDermott International, Inc.        8,700            79
 Milacron Inc.                        5,400            83
 Millipore Corp.                      6,600           255
 Minnesota Mining &
  Manufacturing Co.                  59,200         5,794
 NACCO Industries, Inc.               1,200            67
 National Service Industries,
  Inc.                                5,900           174
 *Navistar International
  Corporation                         9,770           463
 Northrop Grumman Corporation        10,200           551
 *Owens-Illinois, Inc.               22,900           574
 Paccar Incorporated                 11,490           509
 Pall Corporation                    18,266           394
 Parker-Hannifin Corporation         16,000           821
 Pitney Bowes Inc.                   39,400         1,904
 Rockwell International Corp.        28,100         1,345
 *Sealed Air Corporation             12,286           637
 *Solectron Corporation              43,100         4,100
 Textron Inc.                        22,100         1,695
 *Thermo Electron Corporation        23,200           348
 Thomas & Betts Corporation           8,400           268
 Timken Company                       9,100           186
 Tyco International Ltd.            246,118         9,568
 United Technologies Corp.           70,900         4,608

Balanced Portfolio                     42

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (50.8%)               PAR         (000'S)
 --------------------------------------------------------
 CAPITAL GOODS continued
 Vulcan Materials Company            14,700   $       587
 Waste Management, Inc.              91,097         1,566
                                              -----------
     TOTAL                                        152,283
                                              -----------
 COMMUNICATION SERVICES (3.9%)
 ADC Telecommunications              22,000         1,596
 ALLTEL Corporation                  44,900         3,713
 AT&T Corporation                   470,155        23,860
 Bell Atlantic Corporation          228,380        14,060
 Bellsouth Corporation              277,400        12,986
 CenturyTel Inc.                     20,500           971
 GTE Corporation                    144,300        10,182
 *MCI WorldCom, Inc.                413,383        21,935
 *Nextel Communications, Inc.        53,200         5,486
 SBC Communications, Inc.           502,250        24,485
 Sprint Corporation                 127,600         8,589
 *Sprint PCS                         64,650         6,627
 U S WEST, Inc.                      74,205         5,343
                                              -----------
     TOTAL                                        139,833
                                              -----------
 CONSUMER CYCLICALS (4.8%)
 American Greetings Corp.             9,900           234
 Armstrong World Industries
  Inc.                                5,900           197
 *Autozone, Inc.                     21,900           708
 Bed, Bath, & Beyond, Inc.           20,500           712
 Best Buy, Inc.                      30,000         1,506
 Black & Decker Corporation          12,800           669
 Brunswick Corporation               13,500           300
 Carnival Corporation                90,200         4,313
 *Cendant Corporation               105,973         2,815
 Centex Corporation                   8,800           217
 Circuit City Stores, Inc.           29,600         1,334
 *Consolidated Stores
  Corporation                        16,200           263
 Cooper Tire & Rubber Company        11,200           174
 *Costco Companies, Inc.             32,451         2,961
 Dana Corporation                    24,365           729
 Dayton Hudson Corporation           65,000         4,773
 Dillard's, Inc.                     15,700           317
 Dollar General Corp.                33,068           752
 Dow Jones & Company, Inc.           13,400           911
 Dun & Bradstreet Corporation        23,700           699
 Eastman Kodak Company               46,600         3,087
 *Federated Department Stores,
  Inc.                               30,700         1,552
 Fleetwood Enterprises, Inc.          4,900           101
 Ford Motor Company                 178,000         9,512
 Gannet Company Inc.                 41,100         3,352
 Gap, Inc.                          126,125         5,802
 General Motors Corp.                94,800         6,891
 Genuine Parts Company               26,375           654
 Goodyear Tire & Rubber Company      23,000           648
 H & R Block, Inc.                   14,400           630
 Harcourt General                    10,500           423
 *Harrahs Entertainment              18,900           500
 Hasbro Inc.                         28,625           546
 Hilton Hotels Corporation           54,300           523

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (50.8%)               PAR         (000'S)
 --------------------------------------------------------
 CONSUMER CYCLICALS continued
 Home Depot, Inc.                   327,297   $    22,440
 Ikon Office Solutions               21,900           149
 IMS Health Incorporated             46,000         1,251
 Interpublic Group of Cos. Inc.      41,500         2,394
 ITT Industries Inc.                 12,900           431
 J.C. Penney Company, Inc.           38,800           774
 Jostens, Inc.                        5,000           122
 Kaufman & Broad Home Corp.           7,000           169
 Kmart Corp.                         72,600           731
 Knight-Ridder, Inc.                 11,900           708
 *Kohl's Corporation                 24,000         1,733
 Leggett & Platt, Inc.               28,900           620
 Liz Claiborne, Inc.                  9,000           339
 Lowe's Companies, Inc.              56,100         3,352
 Marriott International              36,600         1,155
 Masco Corporation                   65,200         1,654
 Mattel, Inc.                        61,860           812
 May Department Stores Company       49,150         1,585
 Maytag Corporation                  12,800           614
 McGraw-Hill Companies Inc.          29,000         1,787
 Meredith Corporation                 7,600           317
 *Mirage Resorts, Incorporated       29,300           449
 Neiman Marcus Group                     13             0
 Nike, Inc.                          41,400         2,052
 Nordstrom, Inc.                     20,600           539
 Office Depot, Inc.                  55,100           603
 Omnicom Group Inc.                  26,100         2,610
 Owens Corning                        8,100           156
 Pep Boys - Manny, Moe & Jack         7,700            70
 Polaroid Corporation                 6,500           122
 Pulte Corporation                    6,400           144
 *Reebok International Ltd.           8,300            68
 Russell Corp.                        4,900            82
 Sears Roebuck & Co.                 56,000         1,705
 Service Corporation
  International                      40,000           278
 Sherwin-Williams Company            24,900           523
 Snap-On Inc.                         9,650           256
 Springs Industries, Inc.             2,600           104
 *Staples, Inc.                      68,350         1,418
 Tandy Corporation                   28,400         1,397
 The Limited, Inc.                   31,485         1,364
 The New York Times Company          25,600         1,258
 The Stanley Works                   13,100           395
 Times Mirror Company                 8,800           590
 TJX Companies, Inc.                 46,700           954
 *Toys "R" Us                        36,400           521
 Tribune Company                     34,900         1,922
 TRW, Inc.                           17,800           924
 VF Corporation                      17,500           525
 Wal-Mart Stores, Inc.              654,700        45,256
 Whirlpool Corporation               11,100           722
 Xerox Corporation                   97,500         2,212
                                              -----------
     TOTAL                                        171,161
                                              -----------

                                       43                     Balanced Portfolio

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (50.8%)               PAR         (000'S)
 --------------------------------------------------------
 CONSUMER STAPLES (5.6%)
 Adolph Coors Co.                     5,400   $       283
 Alberto-Culver Company               8,200           212
 Albertson's, Inc.                   61,850         1,995
 Anheuser-Busch Companies, Inc.      68,800         4,876
 Avon Products, Inc.                 38,400         1,267
 BESTFOODS                           41,000         2,155
 Brown-Forman Corporation            10,100           578
 Campbell Soup Company               63,900         2,472
 Cardinal Health, Inc.               40,100         1,920
 CBS Corporation                    112,205         7,174
 *Clear Channel Communications,
  Inc.                               49,700         4,436
 Clorox Company                      34,700         1,748
 Coca Cola Enterprises Inc.          62,500         1,258
 Colgate-Palmolive Co.               85,800         5,577
 Comcast Corporation                110,300         5,542
 Conagra, Inc.                       71,800         1,620
 CVS Corporation                     57,600         2,300
 Darden Restaurant, Inc.             19,400           352
 Deluxe Corp.                        11,200           307
 Fort James Corporation              32,500           890
 Fortune Brands, Inc.                24,500           810
 General Mills, Inc.                 45,000         1,609
 Gillette Company                   159,600         6,573
 Great Atlantic & Pacific Tea
  Co., Inc.                           5,600           156
 H.J. Heinz Company                  52,750         2,100
 Hershey Foods Corporation           20,500           974
 Kellogg Company                     59,600         1,836
 Kimberly-Clark Corporation          78,332         5,111
 *Kroger Company                    122,000         2,303
 Longs Drug Stores Corp.              5,800           150
 McDonald's Corporation             199,300         8,034
 McKesson HBOC, Inc.                 41,353           933
 *MediaOne Group, Inc.               89,200         6,852
 Nabisco Group Holdings Corp.        48,000           510
 Newell Rubbermaid Inc.              41,471         1,203
 PepsiCo, Inc.                      215,100         7,582
 Philip Morris Companies, Inc.      351,600         8,153
 Procter & Gamble Company           195,400        21,409
 R.R. Donnelley & Sons Company       18,800           466
 Ralston Purina Group                47,600         1,327
 Rite Aid Corporation                38,100           426
 *Safeway Inc.                       75,100         2,671
 Sara Lee Corporation               132,900         2,932
 Supervalue Inc.                     20,400           408
 Sysco Corporation                   48,700         1,927
 The Coca-Cola Company              363,200        21,156
 The Quaker Oats Company             19,700         1,293
 The Seagram Company Ltd.            63,600         2,858
 Time Warner Inc.                   190,300        13,785
 *Tricon Global Restaurants,
  Inc.                               22,590           873
 Tupperware                           8,500           144
 Unilever N.V                        84,107         4,579
 UST Incorporated                    25,600           645

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (50.8%)               PAR         (000'S)
 --------------------------------------------------------
 CONSUMER STAPLES continued
 *Viacom, Inc.                      102,512   $     6,196
 Walgreen Company                   147,600         4,317
 Walt Disney Company                303,408         8,875
 Wendy's International, Inc.         17,900           369
 Winn-Dixie Stores, Inc.             21,900           524
 Wm. Wrigley Jr. Company             17,100         1,418
                                              -----------
     TOTAL                                        200,449
                                              -----------
 ENERGY (2.8%)
 Amerada Hess Corporation            13,300           755
 Anadarko Petroleum Corporation      18,700           638
 Apache Corporation                  16,800           620
 Ashland, Inc.                       10,600           349
 Atlantic Richfield Company          47,400         4,100
 Baker Hughes, Inc.                  48,340         1,018
 Burlington Resource, Inc.           31,975         1,057
 Chevron Corporation                 96,500         8,359
 Conoco, Inc.                        92,300         2,296
 Exxon Mobil Corporation            509,273        41,028
 Halliburton Company                 64,900         2,612
 Helmerich & Payne, Inc.              7,300           159
 Kerr-McGee Corporation              12,757           791
 Occidental Petroleum
  Corporation                        51,300         1,109
 Phillips Petroleum Company          37,300         1,753
 *Rowan Companies, Inc.              12,200           265
 Royal Dutch Petroleum Co., ADR     315,400        19,062
 Schlumberger Limited                80,600         4,534
 Sunoco, Inc.                        13,300           313
 Texaco Inc.                         81,300         4,416
 Tosco, Corp.                        22,400           609
 Transocean Offshore Sedco
  Forex, Inc.                        15,636           527
 Union Pacific Resource Group        37,058           472
 Unocal Corp.                        35,700         1,198
 USX -Marathon Group                 45,400         1,121
                                              -----------
     TOTAL                                         99,161
                                              -----------
 FINANCIALS (6.7%)
 Aetna, Inc.                         21,993         1,227
 Aflac Inc.                          39,100         1,845
 Allstate Corporation               117,494         2,820
 American Express Company            66,100        10,989
 American General Corporation        36,603         2,777
 American International Group,
  Inc.                              227,778        24,628
 AMSOUTH BANCORPORATION              57,900         1,118
 Aon Corporation                     37,675         1,507
 Associates First Capital
  Corporation                       107,138         2,939
 Banc One Corporation               172,545         5,532
 Bank of America Corp.              254,095        12,752
 Bank of New York Company, Inc.     108,200         4,328
 BB&T Corporation                    47,000         1,287
 Capital One Financial
  Corporation                        29,100         1,402
 Chase Manhattan Corporation        122,448         9,513
 CIGNA Corporation                   27,400         2,207
 Cincinnati Financial
  Corporation                        24,300           758

Balanced Portfolio                     44

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (50.8%)               PAR         (000'S)
 --------------------------------------------------------
 FINANCIALS continued
 Citigroup, Inc.                    496,882   $    27,608
 Comerica, Inc.                      23,000         1,074
 Conseco Inc.                        48,070           859
 Countrywide Credit Industries,
  Inc.                               16,600           419
 Federal Home Loan Mortgage
  Corp.                             102,300         4,814
 Federal National Mortgage
  Association                       150,800         9,415
 Fifth Third Bankcorp                44,375         3,256
 First Union Corporation            140,686         4,616
 Firstar Corporation                144,829         3,060
 FleetBoston Financial Corp.        135,551         4,719
 Franklin Resources Inc.             37,100         1,190
 Golden West Financial
  Corporation                        24,300           814
 Hartford Financial Services
  Group Inc.                         33,200         1,573
 Household International Inc.        70,459         2,625
 Huntington Bancshares, Inc.         33,928           810
 J.P. Morgan & Company, Inc.         25,800         3,267
 Jefferson-Pilot Corp.               15,475         1,056
 KeyCorp                             66,000         1,460
 Lehman Brothers Holdings, Inc.      17,600         1,491
 Lincoln National Corporation        29,200         1,168
 Loews Corp.                         15,800           959
 Marsh & McLennan Companies,
  Inc.                               38,800         3,713
 MBIA, Inc.                          14,700           776
 MBNA Corp.                         117,932         3,214
 Mellon Financial Corporation        75,600         2,575
 Merrill Lynch & Co.                 54,400         4,542
 MGIC Investment Corp.               16,100           969
 Morgan Stanley, Dean Witter,
  Discover & Co.                     83,980        11,988
 National City Corp.                 90,900         2,153
 Northern Trust Corp.                32,800         1,738
 Old Kent Financial, Corp.           17,500           619
 Paine Webber Group Inc.             21,400           831
 PNC Bank Corp.                      44,700         1,989
 Progressive Corporation             10,700           782
 Providian Financial
  Corporation                        20,850         1,899
 Regions Financial Corporation       32,900           827
 Republic New York Corporation       15,400         1,109
 SAFECO, Inc.                        19,300           480
 Schwab Charles Corp New            120,350         4,618
 SLM Holding Corporation             23,700         1,001
 SouthTrust Corporation              24,600           930
 St. Paul Companies, Inc.            33,306         1,122
 State Street Corporation            23,700         1,732
 Summit Bancorp                      26,000           796
 Suntrust Banks Inc.                 47,300         3,255
 Synovus Financial Corp.             39,950           794
 The Bear Stearns Companies,
  Inc.                               18,002           770
 The Chubb Corporation               25,900         1,458
 Torchmark Corporation               19,600           570
 T. Rowe Price & Associates          17,900           661
 U.S. Bancorp                       107,587         2,562

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (50.8%)               PAR         (000'S)
 --------------------------------------------------------
 FINANCIALS continued
 Union Planters Corporation          21,000   $       828
 UNUMProvident Corporation           35,106         1,126
 Wachovia Corporation                29,800         2,026
 Washington Mutual, Inc.             85,214         2,216
 Wells Fargo & Company              242,660         9,813
                                              -----------
     TOTAL                                        240,364
                                              -----------
 HEALTH CARE (4.3%)
 Abbott Laboratories Inc.           223,800         8,127
 Allergan Inc.                       19,400           965
 *Alza Corporation                   14,900           516
 American Home Products
  Corporation                       192,200         7,580
 Bard C R Inc                         7,500           398
 Bausch & Lomb, Inc.                  8,400           575
 Baxter International, Inc.          42,800         2,688
 Becton, Dickinson & Company         36,800           984
 Biomet, Inc.                        16,500           660
 *Boston Scientific Corp.            60,800         1,330
 Bristol-Myers Squibb Company       292,200        18,755
 Columbia/HCA Healthcare
  Corporation                        83,050         2,434
 Eli Lilly & Company                160,800        10,693
 *Guidant Corporation                44,400         2,087
 *HEALTHSOUTH Corporation            61,000           328
 *Humana, Inc.                       24,700           202
 Johnson & Johnson                  197,800        18,420
 Mallinckrodt, Inc.                  10,400           331
 Manor Care Inc.                     15,800           253
 Medtronic, Inc.                    172,600         6,289
 Merck & Co., Inc.                  345,100        23,143
 Pfizer, Inc.                       570,000        18,489
 Pharmacia & Upjohn Inc.             74,530         3,354
 Quintiles Transnational
  Corporation                        16,900           316
 Schering-Plough Corporation        216,000         9,112
 *St. Jude Medical, Inc.             12,450           382
 *Tenet Healthcare Corp.             45,700         1,074
 *United Healthcare Corp.            25,500         1,355
 Warner-Lambert Company             125,700        10,300
 *Watson Pharmaceutical Inc.         14,100           505
 *Wellpoint Health Networks           9,700           640
                                              -----------
     TOTAL                                        152,285
                                              -----------
 TECHNOLOGY (15.3%)
 *3COM Corporation                   52,600         2,472
 Adobe Systems, Inc.                 18,000         1,211
 Adaptec, Inc.                       15,200           758
 *Advanced Micro Devices, Inc.       21,700           628
 *America Online, Inc.              326,000        24,593
 *Amgen, Inc.                       150,000         9,009
 Analog Devices, Inc.                25,400         2,362
 *Andrew Corporation                 12,062           228
 *Apple Computer, Inc.               23,700         2,437
 *Applied Materials, Inc.            55,200         6,993
 Autodesk, Inc.                       8,700           294

                                       45                     Balanced Portfolio

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (50.8%)               PAR         (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 Automatic Data Processing,
  Inc.                               91,000   $     4,903
 *BMC Software, Inc.                 35,200         2,814
 *Cabletron Systems, Inc.            25,600           666
 *Ceridian Corp.                     21,300           459
 *Cisco Systems, Inc.               478,300        51,238
 Citrix Systems, Inc.                12,900         1,587
 Compaq Computer Corporation        250,067         6,767
 Computer Associates
  International, Inc.                79,112         5,533
 *Computer Sciences Corp.            23,500         2,224
 *Compuware Corporation              52,500         1,956
 Comverse Technology                 10,300         1,491
 *Dell Computer Corp.               373,800        19,064
 Electronic Data Systems
  Corporation                        72,500         4,853
 *EMC Corporation                   149,043        16,283
 Equifax, Inc.                       21,100           497
 First Data Corporation              63,100         3,112
 *Gateway Inc.                       46,100         3,322
 *General Instrument
  Corporation                        25,500         2,168
 Global Crossing, Ltd.              112,985         5,649
 Hewlett-Packard Company            149,000        16,977
 Intel Corporation                  486,600        40,053
 International Business
  Machines Corporation              266,100        28,739
 *KLA- Tencor Corporation            13,000         1,448
 Lexmark International Group,
  Inc.                               18,900         1,710
 *LSI Logic Corp.                    21,700         1,465
 Lucent Technologies, Inc.          450,747        33,722
 *Micron Technology                  36,800         2,861
 *Microsoft Corporation             750,800        87,656
 Molex, Inc.                         22,800         1,292
 Motorola, Inc.                      89,300        13,149
 *National Semiconductor
  Corporation                        24,700         1,057
 Network Appliance, Inc.             21,600         1,794
 Nortel Networks Corporation        195,220        19,717
 *Novell, Inc.                       49,300         1,969
 *Oracle Corporation                211,725        23,726
 *Parametric Technology Company      39,600         1,072
 Paychex, Inc.                       36,200         1,448
 PE Corp.-PE Biosystems Group        15,000         1,805
 *Peoplesoft, Inc.                   35,800           763
 Perkinelmer, Inc.                    6,700           279
 Raytheon Company- Class B           49,700         1,320
 Qualcomm, Inc.                      94,400        16,638
 Scientific-Atlanta, Inc.            11,300           629
 *Seagate Technology Inc.            30,600         1,425
 Shared Medical Systems Corp.         3,900           199
 *Silicon Graphics                   27,800           273
 *Sun Microsystems, Inc.            227,700        17,633
 Tektronix, Inc.                      6,900           268
 *Tellabs, Inc.                      57,600         3,697
 Teradyne, Inc.                      25,200         1,663
 Texas Instruments,
  Incorporated                      115,600        11,199

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (50.8%)               PAR         (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 *Unisys Corporation                 45,000   $     1,437
 W.W. Grainger, Inc.                 13,700           655
 Xilinnx, Inc.                       46,600         2,119
 Yahoo, Inc.                         38,700        16,745
                                              -----------
     TOTAL                                        544,173
                                              -----------
 TRANSPORTATION (0.4%)
 *AMR Corporation                    22,100         1,481
 Burlington Northern Santa Fe        68,399         1,659
 CSX Corporation                     32,000         1,004
 Delta Air Lines Inc.                20,600         1,026
 *FDX Corporation                    43,740         1,791
 Kansas City Southern Inds           16,300         1,216
 Norfolk Southern Corporation        56,000         1,148
 Ryder System, Inc.                   9,400           230
 Southwest Airlines Co.              74,175         1,201
 Union Pacific Corporation           36,500         1,592
 *USAir Group, Inc.                  10,500           337
                                              -----------
     TOTAL                                         12,685
                                              -----------
 UTILITIES (1.2%)
 Ameren Corporation                  20,200           662
 American Electric Power Co.
  Inc.                               28,400           912
 Carolina Power & Light Company      23,500           715
 Central & South West
  Corporation                        31,300           626
 Cinergy Corporation                 23,405           565
 CMS Energy Corp.                    17,400           543
 Coastal Corp.                       31,400         1,113
 Columbia Energy Group               12,100           765
 Consolidated Edison Co. of New
  York                               32,500         1,121
 Consolidated Natural Gas
  Company                            14,100           916
 Constellation Energy Group
  Inc.                               22,000           638
 Dominion Resources Inc.             28,200         1,107
 DTE Energy Company                  21,300           668
 Duke Energy Corp.                   53,671         2,690
 Eastern Enterprises                  3,900           224
 Edison International                51,100         1,338
 EL Paso Energy Corp.                33,500         1,300
 Enron Corporation                  105,000         4,659
 Entergy Corporation                 36,300           935
 FirstEnergy Corporation             34,400           780
 Florida Progress Corp.              14,400           609
 FPL Group, Inc.                     26,400         1,130
 GPU, Inc.                           18,500           554
 New Century Energies, Inc.          17,000           516
 *Niagra Mohawk Power
  Corporation                        27,600           385
 Nicor, Inc.                          6,900           224
 Northern States Power Company       22,700           443
 ONEOK, Inc.                          4,700           118
 P P & L Resources, Inc.             23,233           531
 PECO Energy Company                 27,500           956
 Pinnacle West Capital               12,500           382
 Peoples Energy Corporation           5,200           174
 PG&E Corp.                          56,500         1,158

Balanced Portfolio                     46

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (50.8%)               PAR         (000'S)
 --------------------------------------------------------
 UTILITIES continued
 Public Service Enterprise
  Group, Inc.                        32,300   $     1,124
 Reliant Energy, Inc.                43,526           996
 Scottish Power PLC                  25,520           715
 Sempra Energy                       35,359           614
 Southern Company                   100,500         2,362
 Texas Utilities Company             40,695         1,447
 *The AES Corporation                30,300         2,265
 UNICOM Corp.                        32,000         1,072
 Williams Companies Inc.             63,900         1,954
                                              -----------
     TOTAL                                         42,006
                                              -----------
     TOTAL COMMON STOCK (COST $691,041)         1,808,647
                                              -----------
 SHORT TERM INVESTMENTS (11.3%)
 --------------------------------------------------------
 MONEY MARKET INVESTMENTS (10.2%)
 PHARMACEUTICAL (0.7%)
 American Home Products, 5.72%,
  01/26/00                       25,000,000        24,901
                                              -----------
 CAPTIVE FINANCE COMPANY (0.7%)
 Ford Motor Credit Company,
  5.68%, 01/12/00                25,000,000        24,957
                                              -----------
 FEDERAL GOVERNMENT AND AGENCIES (1.0%)
 #Federal Home Loan Mortgage
  Corp., 5.51%, 01/10/00         20,200,000        20,172
 Federal Home Loan Mortgage
  Corp., 0.47%, 01/14/00         17,000,000        16,971
                                              -----------
     TOTAL                                         37,143
                                              -----------
 FINANCE LESSOR (0.8%)
 Receivable Capital Trust, 6%,
  01/28/00                       29,000,000        28,870
                                              -----------
 FINANCE SERVICES (1.6%)
 Asset Securitization, 5.80%,
  01/21/00                       25,000,000        24,919
 CXC Incorporated, 5.78%,
  01/24/00                       30,100,000        29,989
                                              -----------
     TOTAL                                         54,908
 PERSONAL CREDIT INSTITUTIONS (3.4%)
 Associates Corp. of America,
  5.67%, 01/12/00                50,000,000        49,913
 General Electric Capital
  Corporation, 5.32%, 01/26/00   25,000,000        24,908
 General Electric Capital
  Corporation, 0.62%, 02/02/00   20,000,000        19,890
 Variable Funding Capital
  Corp., 5.84%, 01/12/00         25,000,000        24,955
                                              -----------
     TOTAL                                        119,666
 SHORT TERM BUSINESS CREDIT (1.4%)
 IBM Credit Corporation, 5.70%,
  01/26/00                       50,000,000        49,802
                                              -----------

                                                MARKET
                                  SHARES/        VALUE
 SHORT TERM INVESTMENTS (11.3%)     PAR         (000'S)
 --------------------------------------------------------
 UTILITY-ELECTRIC (0.6%)
 National Rural Utility, 5.80%,
  01/24/00                       22,100,000   $    22,018
                                              -----------
     TOTAL MONEY MARKET INVESTMENTS               362,265
                                              -----------
 ASSET-BACKED SECURITIES (1.1%)
 FINANCE LESSORS (1.1%)
 Preferred Receivable Funding,
  6.12%, 01/20/00                23,675,000        23,598
 Preferred Receivable Funding,
  5.85%, 01/28/00                15,000,000        14,934
                                              -----------
     TOTAL ASSET-BACKED SECURITIES                 38,532
                                              -----------
     TOTAL SHORT TERM INVESTMENTS
      (COST $400,797)                             400,797
                                              -----------
     TOTAL INVESTMENTS (99.5%)
      (COST $2,474,382)'                        3,538,478
                                              -----------
     OTHER ASSETS, LESS LIABILITIES (0.5%)         19,422
                                              -----------
     TOTAL NET ASSETS (100.0%)                $ 3,557,900
                                              -----------

IO - Interest Only Security

++ - Defaulted Securities

144A after the name of a security represents a security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

* Non-Income Producing.

# Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of December 31, 1999 is summarized below:

                                                 UNREALIZED
                       NUMBER OF   EXPIRATION   APPRECIATION
ISSUER                 CONTRACTS      DATE        (000'S)
------------------------------------------------------------
S&P 500 Stock Index       290        03/00         $4,411
(Total Notional Value
  at 12/31/99,
  $103,193,600)

' At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $2,476,485 and the net unrealized appreciation based on that cost was $1,061,993 which is comprised of $1,155,249 in aggregate gross unrealized appreciation and $93,256 in aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       47                     Balanced Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets

 High current income and capital          Generate superior performance by investing in a        $161,424,443
 appreciation with moderate risk          diversified mix of fixed income securities rated
                                          below investment grade.

HIGH YIELD BOND PORTFOLIO
Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high-yield portfolio, some credit losses over time are inevitable; high coupons and diversification across many holdings mitigate the impact of individual securities on the performance of the total Portfolio.
The last 18 months have been a difficult period for bond holders, including high yield investors. During 1999, high yield bonds outperformed investment grade bonds as an asset class mainly because of the higher current income high yield bonds provide. Nevertheless, a series of negative factors have combined to limit returns for high yield investors. Problems began with the Asian financial crisis in August 1998, followed by the collapse of a prominent U.S. hedge fund. Liquidity in the high yield market evaporated as nervous dealers retrenched and hedge funds liquidated. An unexpected rise in the default rate in early 1999 reinforced negative market sentiment even as the economy boomed. Three interest rate increases by the Federal Reserve during 1999 put downward pressure on all bond prices. Each time the high yield market showed signs of firming, demand was overwhelmed by new bond issues from telecommunications companies determined to fund their explosive growth regardless of interest rates. Low returns, especially relative to much-publicized high-tech stocks, led to cash outflows from high yield mutual funds, putting further pressure on the market. Finally, Y2K fears affected the corporate bond sector in the last half of 1999, depressing prices of both investment-grade and high yield bonds. This combination of forces produced credit losses and trading price declines that essentially offset coupon income to produce low total returns for high yield investors.
The High Yield Portfolio lagged the Lehman High Yield Intermediate Index during 1999, largely because of a few concurrent credit problems early in the year. In response to market conditions, steps have been taken to minimize credit risk: average credit quality has been raised, exposure to emerging markets has been minimized, cyclical risk is being maintained at a very low level, and the average capitalization and liquidity of holdings has been increased. The portfolio enters the new year better positioned for a period of increasingly volatile markets.
Investors should remember that, although the Fund's total return (defined as income plus change in market value) has been slightly negative over the last year, interest payments have continued to provide steady cash flow. High yield bonds have been and should continue to be intermediate risk and return assets over time. These bonds provide diversification benefits for balanced portfolios because high yield bonds tend to move up and down at different points in the market cycle from traditional stock and bond investments. For investors who want high income and are willing to accept some price volatility, this may be an opportune time to consider investing in high-yield securities.

                     PERCENTAGE HOLDINGS BY INDUSTRY SECTOR
                                    12/31/99
[PIE CHART]

                                                                                                       CONSUMER
                                                          CABLE                       BASIC         RELATED/HEALTH
                       TELECOMMUNICATIONS    FINANCE    TELEVISION    LEISURE    MATERIALS/ENERGY        CARE
                       ------------------    -------    ----------    -------    ----------------   --------------
Percentage Holdings          15.00            14.00       12.00        10.00           9.00              8.00
  by Industry Sector


                                                               OTHER      CASH AND
                       BROADCASTING/MEDIA   TRANSPORTATION   INDUSTRIES     OTHER
                       ------------------   --------------   ----------   --------
Percentage Holdings           8.00               3.00          16.00        5.00
  by Industry Sector

PERFORMANCE RELATIVE TO THE LEHMAN BROTHERS INDEX
[LINE GRAPH]

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                 HIGH YIELD BOND PORTFOLIO          INTERMEDIATE MARKET INDEX
                                                                 -------------------------          --------------------------
5/94                                                                      10000.00                           10000.00
12/94                                                                     10302.00                           10188.00
12/95                                                                     12030.00                           11952.00
12/96                                                                     14409.00                           13409.00
12/97                                                                     16693.00                           15020.00
12/98                                                                     16388.00                           15244.00
12/99                                                                     16316.00                           15646.00

--------------------------------------------------------------
                 Average Annual Total Return
             For Periods Ended December 31, 1999
                                                      Since
                                 1 Year   5 Years   Inception#
--------------------------------------------------------------
High Yield Bond Portfolio        -0.44%    9.63%      9.03%
Lehman Brothers High Yield
 Intermediate Market Index        2.64%    8.96%      8.23%
--------------------------------------------------------------
# Inception Date of 5/3/94

The total return performance for the High Yield Bond Portfolio is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns shown on page 2 reflect mortality and expense risk charges and premium charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

High Yield Bond Portfolio              48

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 1999

                                                 MARKET
                                     SHARES/      VALUE
 BONDS (78.0%)                         PAR       (000'S)
 --------------------------------------------------------
 BASIC MATERIALS (2.6%)
 Glencore Nickel, LTD, 9%, 12/1/14    500,000   $     419
 Great Central Mines, Ltd.,
  8.875%, 04/01/08                  2,400,000       2,214
 Murrin Murrin Holdings, 9.375%,
  8/31/07                           1,850,000       1,628
                                                ---------
     TOTAL BASIC MATERIALS                          4,261
                                                ---------
 BROADCASTING/MEDIA (3.1%)
 BROADCASTING (1.2%)
 +Big City Radio, Inc., 11.25%,
  3/15/05                           3,100,000       1,999
                                                ---------
 PRINTING AND PUBLISHING (1.9%)
 Marvel Enterprises, Inc., 12.0%,
  06/15/09                          2,200,000       2,024
 WRC Media Inc., 12.75%, 11/15/09   1,000,000         993
                                                ---------
                                                    3,017
                                                ---------
     TOTAL BROADCASTING/MEDIA                       5,016
                                                ---------
 CABLE TELEVISION (7.4%)
 Century Communications, 0.0%,
  1/15/08                           2,050,000         898
 +International Cabletel, Inc.,
  11.50%, 02/01/06                  3,000,000       2,715
 +NTL, Inc.,9.75%, 4/01/08          3,500,000       2,415
 NTL Incorporated, 11.50%,
  10/01/08                          1,000,000       1,085
 +Telewest PLC, 9.25%, 04/15/09
  (144A)                            2,400,000       1,512
 +United International Holdings,
  10.75%, 2/15/08                   2,600,000       1,664
 United Pan-Europe Co., 10.875%,
  8/01/09 (144A)                    1,550,000       1,569
                                                ---------
     TOTAL CABLE TELEVISION                        11,858
                                                ---------
 CONSUMER RELATED (1.9%)
 Boyds Collection Ltd., 9.0%,
  5/15/08                             750,000         713
 Global Health Sciences, Inc.,
  11.0%, 05/01/08                     850,000         527
 Iowa Select Farms L.P., 10.75%,
  12/01/05 (144A)                   3,600,000       1,799
                                                ---------
     TOTAL CONSUMER RELATED                         3,039
                                                ---------
 ENERGY RELATED (6.7%)
 OIL AND GAS INDEPENDENT (2.0%)
 Chesapeake Energy, 9.625%,
  05/01/05                          1,000,000         944
 Grey Wolf Inc., 8.875%, 7/01/07      600,000         552
 Pioneer Natural Resources,
  8.875%, 04/15/05                    500,000         500
 Pioneer Natural Resources, 8.25%,
  08/15/07                            500,000         477
 Pioneer Natural Resources, 6.5%,
  01/15/08                            800,000         679
                                                ---------
     TOTAL                                          3,152
                                                ---------

                                                 MARKET
                                     SHARES/      VALUE
 BONDS (78.0%)                         PAR       (000'S)
 --------------------------------------------------------
 OIL FIELD SERVICES (2.4%)
 Eott Energy, 11%, 10/1/09          1,800,000   $   1,863
 Pride International, Inc.,
  10.00%, 06/01/09                  1,500,000       1,530
 R&B Falcon Corp., 12.25%,
  03/15/06                            400,000         436
                                                ---------
     TOTAL                                          3,829
                                                ---------
 REFINING (2.3%)
 PDV America, Inc., 7.875%,
  08/01/03                          2,250,000       2,118
 Port Authority Finance
  Corporation, 12.5%, 1/15/09
  (144A)                            1,650,000       1,667
                                                ---------
     TOTAL                                          3,785
                                                ---------
     TOTAL ENERGY RELATED                          10,766
                                                ---------
 FINANCE (11.3%)
 BANKS (2.2%)
 BF Saul Real Estate, 9.75%,
  4/01/08                           1,750,000       1,598
 Sovereign Bancorp Inc., 10.5%,
  11/15/06                          1,900,000       1,938
                                                ---------
     TOTAL                                          3,536
                                                ---------
 FINANCE COMPANIES (8.4%)
 Americredit Corp., 9.875%,
  04/15/06                          1,000,000       1,008
 Metris Companies, Inc., 10.125%,
  7/15/06                           2,600,000       2,483
 Arcadia Financial, Ltd., 11.5%,
  3/15/07                           5,775,000       6,006
 PDV SA Finance, Ltd. 99-I, 9.75%,
  02/15/10 (144A)                   4,400,000       4,131
                                                ---------
     TOTAL                                         13,628
                                                ---------
 INSURANCE (0.7%)
 Willis Corron Corp., 9.0%,
  2/01/09                           1,350,000       1,124
                                                ---------
     TOTAL FINANCE                                 18,288
                                                ---------
 HEALTHCARE (5.4%)
 Columbia/HCA Healthcare, 7.69%,
  06/15/25                          1,450,000       1,172
 HEALTHSOUTH Corporation, 6.875%,
  6/15/05                             750,000         656
 HEALTHSOUTH Corporation, 3.25%,
  4/01/03                           3,200,000       2,468
 ICN Pharmaceuticals, 8.75%,
  11/15/08 (144A)                     450,000         430
 Total Renal Care Hldgs, 7.0%,
  05/15/09 (144A)                   6,300,000       3,938
                                                ---------
     TOTAL HEALTHCARE                               8,664
                                                ---------
 LEISURE (9.4%)
 GAMING (3.9%)
 Circus Circus Enterprise, 7.625%,
  7/15/13                           1,850,000       1,610
 Hollywood Casino, 13.0%, 8/01/06
  (144A)                            1,750,000       1,873

                                       49              High Yield Bond Portfolio

                                                 MARKET
                                     SHARES/      VALUE
 BONDS (78.0%)                         PAR       (000'S)
 --------------------------------------------------------
 GAMING continued
 Hollywood Casino, 11.25%, 5/01/07  1,700,000   $   1,777
 MGM Grand Inc., 6.875%, 2/06/08    1,250,000       1,107
                                                ---------
     TOTAL                                          6,367
                                                ---------
 HOTELS AND OTHER LODGING PLACES (4.2%)
 HMH Properties, Inc., 8.45%,
  12/01/08                          1,000,000         925
 HMH Properties, Inc., 7.875%,
  08/01/08                            900,000         802
 Hilton Hotels Corporation, 5.0%,
  5/15/06                           2,000,000       1,518
 ITT Corp., 7.375%, 11/15/15        2,650,000       2,027
 Lodgian Financing Corp., 12.25%,
  7/15/09                           1,500,000       1,485
                                                ---------
     TOTAL                                          6,757
                                                ---------
 LEISURE RELATED (1.0%)
 Bally Total Fitness, 9.875%,
  10/15/07                          1,600,000       1,552
 Hedstrom Holdings Inc., 10.0%,
  06/01/07                            750,000          45
                                                ---------
     TOTAL                                          1,597
                                                ---------
 MOVIE THEATERS (0.3%)
 Cinemark USA, 9.625%, 8/1/08         500,000         450
                                                ---------
     TOTAL LEISURE                                 15,171
                                                ---------
 OTHER INDUSTRIES (13.6%)
 AUTO RELATED (2.3%)
 AVIS Rent a Car, Inc., 11.0%,
  05/01/09                          1,000,000       1,050
 Budget Group, Inc., 9.125%,
  04/01/06                          2,900,000       2,697
                                                ---------
     TOTAL                                          3,747
                                                ---------
 BUILDING AND CONSTRUCTION (0.7%)
 United Rentals Inc., 8.8%,
  8/15/08                           1,250,000       1,167
                                                ---------
 ENVIRONMENTAL CONTROL (5.5%)
 Allied Waste of North America,
  10.000%, 08/01/09 (144A)          2,850,000       2,551
 Allied Waste of North America,
  7.875%, 01/01/09                  2,500,000       2,209
 IT Group Inc., 11.25%, 4/01/09     1,450,000       1,407
 USA Waste Services, 7.125%,
  10/01/07                          1,750,000       1,528
 Waste Management, Inc., 4.0%,
  02/01/02                          1,350,000       1,181
                                                ---------
     TOTAL                                          8,876
                                                ---------
 FOOD SERVICES (0.5%)
 Sbarro Inc., 11.0%, 9/15/09
  (144A)                              750,000         780
                                                ---------
 OFFICE EQUIPMENT (1.4%)
 Buhrmann US Inc., 12.25%,
  11/01/09 (144A)                   2,150,000       2,233
                                                ---------
 HOUSEHOLD FURNISHINGS, APPLIANCES (0.6%)
 Home Interiors and Gifts,
  10.125%, 6/01/08                  1,150,000         983
                                                ---------

                                                 MARKET
                                     SHARES/      VALUE
 BONDS (78.0%)                         PAR       (000'S)
 --------------------------------------------------------
 REAL ESTATE (1.8%)
 Crescent Real Estate, 7.5%,
  09/15/07                          2,950,000   $   2,440
 Crescent Real Estate, 7.0%,
  09/15/02                            500,000         454
                                                ---------
     TOTAL                                          2,894
                                                ---------
 REIT (0.8%)
 Macerich Co., 7.25%, 12/15/02
  (144A)                            1,550,000       1,285
                                                ---------
     TOTAL OTHER INDUSTRIES                        21,965
                                                ---------
 SERVICES (1.5%)
 Building One Services Co., 10.5%,
  5/01/09                           1,500,000       1,440
 +Decisionone Holdings, 11.50%,
  8/1/08                            3,875,000          19
 Decisionone Holdings, 7.94%,
  08/07/05                            101,265          37
 Decisionone Holdings, 7.98%,
  08/07/05                            145,822          54
 Decisionone Holdings, 8.29%,
  08/07/05                             26,518          10
 ++Decisionone Holdings, 9.75%,
  8/1/07                            1,375,000           5
 Service Corp. International,
  7.7%, 04/15/09                    1,200,000         912
                                                ---------
     TOTAL SERVICES                                 2,477
                                                ---------
 TECHNOLOGY (0.6%)
 Amkor Technologies, Inc., 9.25%,
  05/01/06 (144A)                   1,000,000         975
                                                ---------
 TELECOMMUNICATIONS (11.9%)
 Arch Escrow Corp, 13.75%,
  04/15/08                          4,100,000       3,326
 Arch Communications, 12.75%,
  07/01/07                          1,800,000       1,424
 +Call-Net Enterprises, Inc.,
  10.80%, 05/15/09                  1,800,000         887
 Call-Net Enterprises, Inc.,
  9.375%, 05/15/09                    900,000         740
 Global Crossing Holding, 9.5%,
  11/15/09 (144A)                   1,000,000         985
 Hyperion Telecommunications,
  12.25%, 9/01/04                     350,000         377
 Intermedia Communication, 9.5%,
  3/01/09                           1,150,000       1,098
 +Intermedia Communication, 9.5%,
  5/01/06                             600,000         525
 +KMC Telecommunication Hldgs,
  12.50%, 2/15/08                     750,000         428
 KMC Telecommunication Hldgs,
  13.5%, 05/15/09 (144A)            2,400,000       2,400
 +Nextel Communications, 9.75%,
  9/15/07                           1,000,000         745
 Nextlink Communications, 10.50%,
  12/01/09 (144A)                   1,000,000       1,015
 PSI Net Inc., 11.0%, 08/01/09        750,000         773
 Splitrock Services, Inc., 11.75%,
  07/15/08                          1,200,000       1,122
 Viatel, Inc., 11.25%, 04/15/08     1,500,000       1,489

High Yield Bond Portfolio              50

                                                 MARKET
                                     SHARES/      VALUE
 BONDS (78.0%)                         PAR       (000'S)
 --------------------------------------------------------
 TELECOMMUNICATIONS continued
 Williams Communications, 10.875%,
  10/01/09                          1,850,000   $   1,933
                                                ---------
     TOTAL TELECOMMUNICATIONS                      19,267
                                                ---------
 TRANSPORTATION (2.6%)
 North American Van Lines,
  13.375%, 12/01/09 (144A)          1,250,000       1,250
 Stena AB, 10.5%, 12/15/05          1,400,000       1,274
 Stena AB, 8.75%, 06/15/07          2,150,000       1,752
                                                ---------
     TOTAL TRANSPORTATION                           4,276
                                                ---------
     TOTAL BONDS (COST $134,752)                  126,023
                                                ---------
 PREFERRED SECURITIES (15.0%)
 --------------------------------------------------------
 BANKS (1.0%)
 California Fed Pfd Capital            74,000       1,670
                                                ---------
 BROADCASTING AND MEDIA (5.4%)
 BROADCASTING (4.5%)
 **Crown Castle Intl. Corp.            10,310       1,067
 **Cumulus Media, Inc.                 25,740       2,883
 Sinclair Capital                      34,000       3,298
                                                ---------
     TOTAL                                          7,248
                                                ---------
 PRINTING AND PUBLISHING (0.9%)
 Primedia, Inc.                         5,000         485
 Primedia, Inc.                        10,000         915
                                                ---------
     TOTAL                                          1,400
                                                ---------
     TOTAL BROADCASTING AND MEDIA                   8,648
                                                ---------
 CABLE TELEVISION (4.5%)
 Adelphia Communications               10,000       1,150
 **CSC Holdings, Inc.                  47,464       5,221
 **21st Century Telecom                10,760         915
                                                ---------
     TOTAL CABLE TELEVISION                         7,286
                                                ---------
 INSURANCE (1.3%)
 Superior Nat'l Capital Trust I,
  10.75%, 12/01/17                  4,700,000       2,115
                                                ---------
 HEALTHCARE (1.0%)
 Fresenius Medical, 7.875%, 2/1/08  1,750,000       1,628
                                                ---------
 LEISURE RELATED (0.4%)
 **Samsonite Corp.                      7,610         609
                                                ---------
 TELECOMMUNICATIONS (1.4%)
 **Adelphia Business Solutions         13,890       1,354
 **Nextlink Communications             16,560         885
                                                ---------
     TOTAL TELECOMMUNICATIONS                       2,239
                                                ---------
     TOTAL PREFERRED SECURITIES
       (COST $26,557)                              24,195
                                                ---------
 COMMON STOCK AND WARRANTS (1.5%)
 --------------------------------------------------------
 CABLE TELEVISION (0.0%)
 *21st Century Telecom                  8,500          17
                                                ---------

                                                 MARKET
                                     SHARES/      VALUE
 COMMON STOCK AND WARRANTS (1.5%)      PAR       (000'S)
 --------------------------------------------------------
 CONSUMER RELATED (0.0%)
 *Ithaca Industries Inc.              136,000   $      28
                                                ---------
 FINANCE COMPANIES (0.0%)
 *Arcadia Financial Ltd.                4,000           4
                                                ---------
 LEISURE (0.1%)
 *Hedstrom Holdings, Inc.             201,674           2
 Meditrust Corp.                       11,117          61
 *Samsonite Corp.                       6,250          19
                                                ---------
     TOTAL LEISURE                                     82
                                                ---------
 TELECOMMUNICATIONS (1.4%)
 *Arch Communications Class A         134,177         885
 *Arch Communications Class B          35,377         233
 *Arch Communications Warrants         32,686          13
 *KMC Telecom Holdings, Inc.            6,250          19
 *Splitrock Services, Inc.              3,000         282
 *Viatel, Inc.                         16,325         875
                                                ---------
     TOTAL TELECOMMUNICATIONS                       2,307
                                                ---------
     TOTAL COMMON STOCK AND
       WARRANTS (COST $4,532)                       2,438
                                                ---------
 MONEY MARKET INVESTMENTS (3.8%)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (3.8%)
 Federal Home Loan Mortgage, 4.7%,
  1/14/00                           6,100,000       6,089
                                                ---------
     TOTAL MONEY MARKET INVESTMENTS
      (COST $6,089)                                 6,089
                                                ---------
     TOTAL INVESTMENTS (98.3%)
      (COST $171,930)'                            158,745
                                                ---------
     OTHER ASSETS, LESS LIABILITIES (1.7%)          2,679
                                                ---------
     TOTAL NET ASSETS (100.0%)                  $ 161,424
                                                ---------

 * Non-Income Producing

 + Step Bond security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.

++ Defaulted Security

** PIK- Payment in Kind

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

' At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $172,290 and the net unrealized depreciation of investments based on that cost was $13,545 which is comprised of $5,113 aggregate gross unrealized appreciation and $18,658 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       51              High Yield Bond Portfolio

 Objective                                Portfolio Strategy                                     Net Assets
 A stable and relatively high level of    Invest in high grade corporate bonds, U.S.             $286,492,754
 long-term total return and               government bonds and bonds of government agencies.
 preservation of capital

SELECT BOND PORTFOLIO

The Select Bond Portfolio invests primarily in high quality debt securities, mainly government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

The recent market environment has been difficult for bond funds in general because investors have shunned the modest but relatively secure returns offered by bonds in favor of the excitement and uncertain but potentially high returns of technology stocks. The result has been a net outflow of cash from virtually all bond funds. The Select Bond Portfolio outperformed the universe with which it is compared during 1999, largely because it has been managed with a defensive posture toward interest rates, predicting correctly that rates were likely to rise. At the end of the year, the Portfolio is in a neutral position with regard to interest rates.
With interest rates now approximately 100 basis points (one percentage point) higher than they were at the beginning of 1999, the bond market's expectation that interest rates would rise has been realized. Although further rate increases during 2000 are possible, especially in light of recent reports that suggest inflation is increasing, the market is now more focused on credit risk than on interest rate risk. If an economic slowdown develops, the effect on the financial strength of companies that issue bonds could cause concern about credit risk to increase.

The Portfolio's focus in recent months has been on quality and liquidity, with holdings concentrated in well-known names with ratings of AA or better. To take advantage of the relatively wide spreads between corporate and U.S. government bonds, a portion of the position in government securities has been replaced with quality corporate issues. During the fourth quarter the position in mortgages has been reduced because mortgages appeared somewhat rich at the end of the third quarter.

                              PERCENTAGE HOLDINGS
                                    12/31/99
[PIE CHART]

                                                     MORTGAGE-BACKED     GOVERNMENT AND
                                                    AND ASSET-BACKED       GOVERNMENT          SHORT-TERM
                                 CORPORATE BONDS       SECURITIES           AGENCIES           INVESTMENTS    OTHER ASSETS
                                 ---------------    ----------------     --------------        -----------    ------------
Percentage Holdings                   24.00               33.00               39.00               3.00                1.00

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments and a small position in municipal bonds. Consistent with the Portfolio's stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

PERFORMANCE RELATIVE TO THE MERRILL LYNCH DOMESTIC MASTER INDEX
[LINE GRAPH]

                                                                SELECT BOND PORTFOLIO         MERRILL LYNCH DOMESTIC MASTER INDEX
                                                                ---------------------         -----------------------------------
12/89                                                                  10000.00                            10000.00
                                                                       10810.00                            10910.00
12/91                                                                  12682.00                            12640.00
                                                                       13664.00                            13958.00
12/93                                                                  15142.00                            14961.00
                                                                       14796.00                            14539.00
12/95                                                                  17621.00                            17231.00
                                                                       18205.00                            17850.00
12/97                                                                  19928.00                            19574.00
                                                                       21340.00                            21310.00
12/99                                                                  21126.00                            21105.00

----------------------------------------------------
            Average Annual Total Return
        For Periods Ended December 31, 1999
                         1 Year   5 Years   10 Years
----------------------------------------------------
Select Bond Portfolio    -1.00%    7.38%      7.77%
Merrill Lynch Domestic
 Master Index            -0.96%    7.74%      7.76%
----------------------------------------------------

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 12/31/89. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns shown on page 2 reflect mortality and expense risk charges and premium charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

Select Bond Portfolio                  52

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 1999

                                                 MARKET
                                                  VALUE
 BONDS (96.2%)                       PAR         (000'S)
 --------------------------------------------------------
 CORPORATE BONDS (25.9%)
 AUTO-RELATED (1.5%)
 Daimler-Chrysler North
  America, 6.9%, 09/01/04           4,500,000   $   4,457
                                                ---------
 BANK HOLDING COMPANIES (2.0%)
 BT Institutional Capital
  Trust, 7.75%, 12/1/26 (144A)      3,000,000       2,665
 Nations Bank Lease Pass Thru
  Trust 97-A, 7.442%,
  11/18/2005                        3,000,000       2,922
                                                ---------
     TOTAL                                          5,587
                                                ---------
 CHEMICALS AND ALLIED PRODUCTS (4.1%)
 Chevron Corporation, 6.625%,
  10/01/04                          4,500,000       4,436
 Dow Capital B.V., 8.5%, 6/8/10     1,800,000       1,905
 Johnson & Johnson, 6.625%,
  09/01/09                          2,750,000       2,645
 Proctor & Gamble Co., 6.875%,
  09/15/09                          2,900,000       2,836
                                                ---------
     TOTAL                                         11,822
                                                ---------
 ELECTRIC SERVICES (4.9%)
 Comed Transitional, 5.74%,
  12/16/2008                        3,500,000       3,156
 Comed Financing II, 8.5%,
  1/15/27                           1,750,000       1,706
 Ohio Edison Company, 7.375%,
  9/15/02                           1,000,000       1,003
 PECO Energy Company, 6.13%,
  3/1/09                            5,500,000       5,061
 Public Service Electric & Gas
  Co., 6.875%, 1/1/03               2,250,000       2,232
 Texas Utilities Electric Co.,
  7.875%, 3/1/23                    1,000,000         943
                                                ---------
     TOTAL                                         14,101
                                                ---------
 FINANCE (3.2%)
 Associates Corp. of North
  America, 7.95%, 2/15/10           1,500,000       1,532
 Ford Motor Credit Co., 5.75%,
  02/23/04                          4,000,000       3,789
 Ford Motor Credit Co., 6.7%,
  07/16/04                          2,000,000       1,956
 Ford Motor Credit Co., 7.375%,
  10/28/09                          2,000,000       1,974
                                                ---------
     TOTAL                                          9,251
                                                ---------
 GENERAL MERCHANDISE STORES (3.4%)
 May Dept Stores Company,
  7.45%, 10/15/16                   1,000,000         981
 Wal-Mart Stores, 6.55%,
  08/10/04                          7,000,000       6,884
 Wal-Mart Stores, 6.875%,
  08/10/09                          1,800,000       1,752
                                                ---------
     TOTAL                                          9,617
                                                ---------

                                                 MARKET
                                                  VALUE
 BONDS (96.2%)                       PAR         (000'S)
 --------------------------------------------------------
 MOTION PICTURE (0.3%)
 News America Holdings Inc.,
  8.25%, 8/10/18                    1,000,000   $   1,002
                                                ---------
 PUBLISHING (2.0%)
 Times Mirror Co, 7.45%,
  10/15/09                          5,850,000       5,752
                                                ---------
 TELECOMMUNICATIONS (4.0%)
 AT & T Corp., 5.625%, 3/15/04      4,000,000       3,792
 AT & T Corp., 6.5%, 09/15/02       4,000,000       3,954
 New England Telephone and
  Telegraph, 5.875%, 04/15/09       4,000,000       3,572
                                                ---------
     TOTAL                                         11,318
                                                ---------
 TEXTILES (0.3%)
 ++Polysindo International
  Finance, 11.375%, 6/15/06         4,200,000         756
                                                ---------
 TOBACCO (0.2%)
 Philip Morris Companies,
  9.25%, 2/15/00                      500,000         501
                                                ---------
     TOTAL CORPORATE BONDS                         74,164
                                                ---------
 GOVERNMENT BONDS AND AGENCY BONDS (39.3%)
 FEDERAL GOVERNMENT AND AGENCIES (39.3%)
 Federal Home Loan Bank, 5.54%,
  1/8/09                            3,700,000       3,275
 Federal Home Loan Mortgage
  Corporation, 7.5%, 9/29/01        7,255,114       7,193
 Federal National Mortgage
  Assoc., 5.97%, 10/1/08            3,992,760       3,610
 Federal National Mortgage
  Assoc., 6.22%, 2/01/06            1,893,865       1,802
 Federal National Mortgage
  Assoc., 6.24%, 1/1/06             5,338,515       5,090
 Federal National Mortgage
  Assoc., 6.265%, 10/1/08           2,961,512       2,770
 Federal National Mortgage
  Assoc., 6.32%, 2/1/06             3,839,343       3,672
 Federal National Mortgage
  Assoc., 6.360%, 4/1/08            3,733,406       3,524
 Federal National Mortgage
  Assoc., 6.390%, 4/1/08            1,436,724       1,360
 Federal National Mortgage
  Assoc., 6.500%, 09/25/05          2,139,521       2,088
 Federal National Mortgage
  Assoc., 6.750%, 04/25/18          2,308,790       2,234
 Federal National Mortgage
  Assoc., 6.750%, 12/25/23          3,500,000       3,341
 Federal National Mortgage
  Assoc., 6.960%, 10/01/07          3,235,660       3,162
 Federal National Mortgage
  Assoc., 7.0%, 6/1/03                245,399         245

                                       53                  Select Bond Portfolio

                                                 MARKET
                                                  VALUE
 BONDS (96.2%)                       PAR         (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Federal National Mortgage
  Assoc., 7.360%, 4/1/11            3,290,209   $   3,282
 Federal National Mortgage
  Assoc., 8.400%, 02/25/09          2,500,000       2,582
 Federal National Mortgage
  Assoc., 10%, 10/1/17                 50,235          53
 Federal National Mortgage
  Assoc., 11.000%, 12/01/12            58,278          63
 Federal National Mortgage
  Assoc., 11.000%, 09/01/17           906,960         992
 Federal National Mortgage
  Assoc., 11.000%, 12/01/17           295,391         320
 Federal National Mortgage
  Assoc., 11.000%, 02/01/18           321,481         348
 Federal National Mortgage
  Assoc., 11.500%, 04/01/18           376,535         414
 Federal National Mortgage
  Assoc., 12.000%, 09/01/12           888,346         984
 Federal National Mortgage
  Assoc., 12.000%, 12/01/12           170,623         189
 Federal National Mortgage
  Assoc., 12.000%, 09/01/17           278,552         310
 Federal National Mortgage
  Assoc., 12.000%, 10/01/17           289,503         322
 Federal National Mortgage
  Assoc., 12.000%, 12/01/17           270,152         301
 Federal National Mortgage
  Assoc., 12.000%, 02/01/18           290,481         323
 Federal National Mortgage
  Assoc., 12.25%, 1/1/18              212,903         237
 Federal National Mortgage
  Assoc., 12.500%, 04/01/18           167,464         188
 Federal National Mortgage
  Assoc., 13.000%, 11/01/12           118,633         133
 Federal National Mortgage
  Assoc., 13.000%, 11/01/17           273,853         311
 Federal National Mortgage
  Assoc., 13.000%, 12/01/17           184,544         209
 Federal National Mortgage
  Assoc., 13.000%, 02/01/18           404,240         460
 Federal National Mortgage
  Assoc., 14.000%, 12/01/17           106,657         125
 Government National Mortgage
  Assoc., 7.0%, 05/15/23              292,444         285
 Government National Mortgage
  Assoc., 7.5%, 04/15/22              228,057         227
 Government National Mortgage
  Assoc., 7.5%, 10/15/23              618,833         616
 Government National Mortgage
  Assoc., 7.5%, 10/15/25               38,128          38
 Government National Mortgage
  Assoc., 7.5%, 11/15/25               12,397          12
 Government National Mortgage
  Assoc., 7.5%, 05/15/26               12,081          12

                                                 MARKET
                                                  VALUE
 BONDS (96.2%)                       PAR         (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Assoc., 7.5%, 01/15/27              350,302   $     347
 Government National Mortgage
  Assoc., 7.5%, 02/15/27              448,775         444
 Government National Mortgage
  Assoc., 7.5%, 03/15/27               47,109          47
 Government National Mortgage
  Assoc., 7.5%, 04/15/27               93,557          93
 Government National Mortgage
  Assoc., 7.5%, 08/15/27               11,987          12
 Government National Mortgage
  Assoc., 7.5%, 06/15/28              418,831         415
 Government National Mortgage
  Assoc., 8.0%, 01/15/26              360,504         365
 Government National Mortgage
  Assoc., 8.0%, 02/15/26              447,270         453
 Government National Mortgage
  Assoc., 8.0%, 08/15/26              530,571         537
 Government National Mortgage
  Assoc., 8.0%, 09/15/26              259,685         263
 Government National Mortgage
  Assoc., 8.0%, 12/15/26              139,918         142
 Government National Mortgage
  Assoc., 8.0%, 01/15/27              359,670         364
 Government National Mortgage
  Assoc., 8.0%, 03/15/27              411,734         416
 Government National Mortgage
  Assoc., 8.0%, 04/15/27              820,402         830
 Government National Mortgage
  Assoc., 8.0%, 06/15/27              373,942         378
 Government National Mortgage
  Assoc., 8.0%, 07/15/27              410,166         415
 Government National Mortgage
  Assoc., 8.0%, 08/15/27              327,861         332
 Government National Mortgage
  Assoc., 8.0%, 09/15/27              316,162         320
 Government National Mortgage
  Assoc., 8.5%, 09/15/21               61,689          64
 Government National Mortgage
  Assoc., 8.5%, 03/15/23                2,379           2
 Government National Mortgage
  Assoc., 8.5%, 06/15/23                6,459           7
 Government National Mortgage
  Assoc., 8.5%, 06/15/24              104,425         108
 Government National Mortgage
  Assoc., 8.5%, 07/15/24               50,798          52
 Government National Mortgage
  Assoc., 8.5%, 09/15/24                1,458           2
 Government National Mortgage
  Assoc., 8.5%, 11/15/24              429,922         443
 Government National Mortgage
  Assoc., 8.5%, 02/15/25               46,545          47
 Government National Mortgage
  Assoc., 11.0%, 01/15/18           4,101,497       4,516
 U.S. Treasury, 4.0%, 10/31/00      1,350,000       1,328

Select Bond Portfolio                  54

                                                 MARKET
                                                  VALUE
 BONDS (96.2%)                       PAR         (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 U.S. Treasury, 5.0%, 02/28/01      4,000,000       3,950
 U.S. Treasury, 5.25%, 02/15/29     1,000,000         827
 U.S. Treasury, 5.5%, 8/15/28         888,000         758
 U.S. Treasury, 5.875%,
  11/15/04                          3,000,000       2,942
 U.S. Treasury, 6.0%, 08/15/09     23,750,000      23,008
 U.S. Treasury, 6.125%,
  11/15/27                          1,030,000         958
 U.S. Treasury, 6.375%,
  08/15/27                          3,000,000       2,880
 U.S. Treasury, 7.25%, 05/15/16       775,000         810
 U.S. Treasury Inflation Index
  Bond, 3.875%, 04/15/29            5,069,150       4,779
                                                ---------
     TOTAL GOVERNMENT BONDS                       112,699
                                                ---------
 MORTGAGE BACKED AND ASSET BACKED SECURITIES (31.0%)
 AUTO-RELATED (1.4%)
 Eaglemark Trust - Class A,
  6.75%, 11/15/02                     278,647         279
 Fleetwood Credit Corporation
  Grantor Trust - Class A,
  6.4%, 5/15/13                       693,819         689
 Team Fleet Financing
  Corporation - Class A, 6.65%,
  12/15/02 (144A)                   3,200,000       3,150
                                                ---------
     TOTAL                                          4,118
                                                ---------
 COMMERCIAL MORTGAGES (20.0%)
 Asset Securitization
  Corporation, Class CS1,
  1.257%, 11/13/26 IO              15,839,171         447
 Asset Securitization
  Corporation, Class CS2,
  1.097%, 11/13/26 IO              52,000,000       2,385
 Asset Securitization
  Corporation, Class PS1,
  1.367%, 2/14/41 IO               11,928,429       1,045
 Chase Commercial Mortgage
  Securities Corp., Class B,
  6.6%, 12/12/29                    2,000,000       1,891
 Chase Commercial Mortgage
  Securities Corp., Class A2,
  6.6%, 12/12/29                    5,000,000       4,751
 Chase Commercial Mortgage
  Securities Corp., Class B,
  7.37%, 6/19/29                    1,000,000         983
 Commercial Mortgage Acceptance
  Corporation, Class B, 6.566%,
  12/15/07                          2,000,000       1,894
 Credit Suisse First Boston
  Mortgage Securities Corp.,
  Class C1, 7.26%, 6/20/29
  (144A)                            1,434,668       1,379
 Credit Suisse First Boston
  Mortgage Securities Corp.,
  Class C1, 7.28%, 6/20/29
  (144A)                            1,500,000       1,449
 Criimi Mae Commercial Mortgage
  Trust, 7.0%, 12/01/06             3,000,000       2,664
 Criimi Mae Commercial Mortgage
  Trust, 7.0%, 11/02/11             4,000,000       2,924

                                                 MARKET
                                                  VALUE
 BONDS (96.2%)                       PAR         (000'S)
 --------------------------------------------------------
 COMMERCIAL MORTGAGES continued
 DLJ Mortgage Acceptance
  Corporation, Class S, .3571%,
  10/15/17 (144A) IO              103,587,822   $   2,132
 DLJ Mortgage Acceptance
  Corporation, Class S, .718%,
  2/18/31 IO                      119,159,123       4,167
 DLJ Mortgage Acceptance
  Corporation, 8.100%,
  6/18/2004                         1,454,592       1,495
 DLJ Mortgage Acceptance
  Corporation, 8.100%,
  6/18/2004                         1,000,000       1,024
 Kmart CMBS Financing, Inc.,
  Class D, 6.7875%, 03/01/07
  (144A)                            2,000,000       1,989
 Kmart CMBS Financing, Inc.,
  Class C, 6.3875%, 03/01/07
  (144A)                            2,500,000       2,487
 Kmart CMBS Financing, Inc.,
  Class D, 5.81%, 03/01/07
  (144A)                            2,000,000       1,997
 LB Mortgage Trust, 8.396%,
  6/2/10                            5,348,842       5,371
 Malan Mortgage Securities
  Trust, Class A3, 7.8%,
  8/15/05 (144A)                    3,000,000       3,011
 Midland Realty Acceptance
  Corp., Class AEC, 1.389%,
  1/25/29 (144A) IO                13,526,570         763
 Mortgage Capital Funding,
  Inc., 7.288%, 03/20/07            5,323,000       5,251
 Nomura Asset Securities
  Corp. - Class A2, 7.014%,
  3/17/28                           2,800,000       2,495
 Red Mountain Funding LLC,
  Class F, 7.471%, 1/15/19
  (144A)                            1,800,000       1,202
 The Equitable Life Insurance
  Society of the U S, Class C1,
  7.52%, 5/15/06                    2,000,000       1,973
                                                ---------
     TOTAL                                         57,169
                                                ---------
 CREDIT CARD ASSET BACKED (0.5%)
 Iroquois Trust, Class A,
  6.752%, 6/25/07 (144A)            1,381,201       1,371
                                                ---------
 FRANCHISE LOAN RECEIVABLES (2.3%)
 EMAC Owner Trust, 1.378%,
  1/15/25 (144A) IO                30,155,554       1,967
 EMAC Owner Trust - Class A2,
  6.38%, 1/15/25 (144A)             3,100,000       2,913
 Global Franchise Trust,
  6.349%, 8/16/01                   1,635,625       1,603
                                                ---------
     TOTAL                                          6,483
                                                ---------
 HOME EQUITY LOAN (0.8%)
 Amresco Residential
  Securities - Class A2,
  6.245%, 04/25/22                  2,200,000       2,182
                                                ---------

                                       55                  Select Bond Portfolio

                                                 MARKET
                                                  VALUE
 BONDS (96.2%)                       PAR         (000'S)
 --------------------------------------------------------
 MANUFACTURED HOUSING (1.2%)
 Mid-State Trust VI, Class A3,
  7.54%, 7/1/35                       998,067   $     968
 Vanderbilt Mortgage and
  Finance, Inc., Class 1A4,
  7.19%, 2/7/14                     2,500,000       2,485
                                                ---------
     TOTAL                                          3,453
                                                ---------
 OTHER ASSET BACKED (3.5%)
 FMAC Loan Receivables Trust -
  Class A, 6.2%, 9/15/20 (144A)     1,305,953       1,271
 Harley-Davidson Eaglemark,
  5.87%, 1/20/2001                  1,500,000       1,476
 Health Care Receivable Corp.,
  6.25%, 2/01/03                    1,125,000       1,091
 Heilig-Meyers Master Trust -
  Class A, 6.125%, 1/20/07
  (144A)                            3,000,000       2,882
 Nations Credit Grantor Trust -
  Class A1, 6.35%, 12/15/04         1,474,742       1,461
 Newcourt Equipment - Class B,
  6.764%, 9/20/04 (144A)              593,936         585
 Rural Housing Trust, 6.33%,
  4/17/2001                         1,228,132       1,212
                                                ---------
     TOTAL                                          9,978
                                                ---------
 RESIDENTIAL MORTGAGES (1.3%)
 BCF L L C Mortgage Pass Thru
  Certificate, Class B3, 7.75%,
  3/25/37 (144A)                    3,836,025       1,803
 Blackrock Capital Finance,
  Class B3, 7.25%, 11/25/28
  (144A)                            4,334,793       2,037
                                                ---------
     TOTAL                                          3,840
                                                ---------
     TOTAL MORTGAGE BACKED AND
       ASSET BACKED SECURITIES                     88,594
                                                ---------
     TOTAL BONDS (COST
       $293,821)                                  275,457
                                                ---------

 MONEY MARKET INVESTMENTS (2.6%)
 --------------------------------------------------------
 FEDERAL AND GOVERNMENT AGENCIES (2.6%)
 Federal Home Loan Mortgage
  Company, 0.047%, 01/14/00         5,800,000       5,790
 #Federal Home Loan Mortgage
  Company, 5.540%, 01/20/00         1,700,000       1,695
                                                ---------

                                                 MARKET
                                                  VALUE
 MONEY MARKET INVESTMENTS                        (000'S)
 --------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS (COST
      $7,485)                                   $   7,485
                                                ---------
     TOTAL INVESTMENTS (98.8%)
      (COST $301,306)'                            282,942
                                                ---------
     OTHER ASSETS, LESS LIABILITIES (1.2%)          3,551
                                                ---------
     TOTAL NET ASSETS (100.0%)                  $ 286,493
                                                ---------

IO Interest Only Security

++Defaulted Security

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

#Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of December 31, 1999 is summarized below:

                                                  UNREALIZED
                                                 APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUERS                CONTRACTS      DATE          (000'S)
---------------------------------------------------------------
Euro Bond Future           31        03/00          $   13
US Treasury Bond
 Futures                  100        03/00             (38)
(Total Notional Value
 at 12/31/99,
 $16,416,250)

' At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $301,944 and the net unrealized depreciation of investments based on that cost was $19,002 which is comprised of $615 aggregate gross unrealized appreciation and $19,617 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio                  56

 Objective                                Portfolio Strategy                                     Net Assets

 Maximum current income consistent        Achieve stability of capital by investing in           $404,283,745
 with liquidity and stability of          short-term debt securities.
 capital

MONEY MARKET PORTFOLIO

The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios.

Accurate forecasts of interest rate increases by the Federal Reserve enabled the Money Market Portfolio to perform well during 1999. Maturities have been kept longer than average since June, as market prices reflected anticipated rate increases in June, August and November, then lengthened in the correct expectation that rates would not be raised in December. In the last weeks of the year, maturities have been stretched out to January and February dates. These moves were made to take advantage of the year-end market illiquidity that has resulted from Y2K concerns. In contrast to the usual December pattern, when corporate issuers raise cash to show positive balances at year end, in 1999 there was little new paper because concerns about availability of cash at year end led corporations to plan earlier for year-end cash needs. At the same time, there was strong demand for short-term instruments from portfolio managers who needed to maintain cash reserves for possible redemptions.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                       57                 Money Market Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 1999

                                                 MARKET
                                                  VALUE
 MONEY MARKET INVESTMENTS (82.3%)     PAR        (000'S)
 --------------------------------------------------------
 AGRICULTURAL SERVICES (2.2%)
 Cargill, Inc., 6.00%, 1/28/00      9,040,000   $   8,999
                                                ---------
 AIRCRAFT, GUIDED MISSILES & PARTS (3.9%)
 Alliedsignal, Inc., 5.27%,
  2/23/00                          16,000,000      15,876
                                                ---------
 AUTOMOBILE REPAIR, SERVICES & PARKING (12.4%)
 Daimler-Chrysler NA. Holding,
  5.50%, 1/28/00                   17,780,000      17,707
 Ford Holdings, Inc., 9.25%,
  3/01/00                           8,425,000       8,480
 Ford Motor Credit Co., 5.68%,
  1/12/00                           8,000,000       7,986
 GMAC, 6.625%, 6/08/00              6,000,000       6,024
 GMAC, 6.75%, 06/02/00             10,000,000      10,044
                                                ---------
     TOTAL                                         50,241
                                                ---------
 FEDERALLY SPONSORED CREDIT (5.0%)
 Federal Home Loan Mtg, 5.14%,
  1/14/00                           9,140,000       9,123
 Federal Home Loan Mtg, 4.74%,
  1/14/00                          10,970,000      10,951
                                                ---------
     TOTAL                                         20,074
                                                ---------
 FINANCE (17.2%)
 Asset Securitization, 6.25%,
  1/21/00                          15,000,000      14,948
 Ciesco LP, 6.03%, 1/31/00          3,000,000       2,985
 Ciesco LP, 5.95%, 2/07/00         10,000,000       9,939
 CIT Group 6.07%, 2/15/00           7,000,000       6,947
 CIT Group, 6.00%, 1/21/00          4,630,000       4,615
 CXC Incorporated, 6.07%,
  1/28/00                           2,500,000       2,489
 CXC Incorporated, 6.03%,
  1/28/00                          10,000,000       9,955
 Delaware Funding, 5.87%,
  1/28/00                           7,500,000       7,467
 Delaware Funding, 5.87%,
  1/27/00                          10,000,000       9,958
                                                ---------
     TOTAL                                         69,303
                                                ---------
 PERSONAL CREDIT INSTITUTIONS (17.0%)
 American General Finance,
  6.12%, 2/22/00                    7,300,000       7,235
 General Electric Capital Corp.,
  5.32%, 1/26/00                   11,600,000      11,557
 General Electric Capital Corp.,
  5.36%, 01/26/00                   4,400,000       4,384
 Household Finance Corp. 6.05%,
  1/21/00                          10,000,000       9,966
 New Center Asset Trust, 5.94%,
  2/15/00                          17,000,000      16,874

                                                 MARKET
                                                  VALUE
 MONEY MARKET INVESTMENTS (82.3%)     PAR        (000'S)
 --------------------------------------------------------
 PERSONAL CREDIT INSTITUTIONS continued
 Variable Funding Capital Corp.,
  5.7%, 2/17/00                     4,000,000   $   3,970
 Variable Funding Capital Corp.,
  6.7%, 1/12/00                     5,000,000       4,990
 Variable Funding Capital Corp.,
  5.84%, 1/12/00                   10,000,000       9,982
                                                ---------
     TOTAL                                         68,958
                                                ---------
 PHARMACEUTICAL PREPARATIONS (3.8%)
 American Home Products, 7.7%,
  2/15/00                           5,450,000       5,467
 American Home Products, 5.72%,
  1/26/00                          10,000,000       9,960
                                                ---------
     TOTAL                                         15,427
                                                ---------
 RETAIL (2.3%)
 Sears Roebuck Acceptance, 6.0%,
  2/15/00                           9,500,000       9,429
                                                ---------
 SHORT TERM BUSINESS CREDIT (10.3%)
 IBM Credit Corporation, 5.75%,
  01/28/00                          9,625,000       9,584
 Quincy Capital Corporation,
  5.95%, 1/28/00                    4,000,000       3,982
 Quincy Capital Corporation,
  6.07%, 1/27/00                   10,000,000       9,956
 Receivables Capital Corp,
  6.00%, 1/28/00                   15,000,000      14,933
 Receivables Capital Corp,
  6.07%, 1/26/00                    3,190,000       3,176
                                                ---------
     TOTAL                                         41,631
                                                ---------
 TOBACCO PRODUCTS (3.9%)
 Philip Morris, 6.15%, 03/15/00    15,500,000      15,523
                                                ---------
 UTILITY-ELECTRIC (4.3%)
 National Rural Utility, 5.8%,
  1/25/00                          14,985,000      14,927
 National Rural Utility, 5.8%,
  1/24/00                           2,500,000       2,490
                                                ---------
     TOTAL                                         17,417
                                                ---------
     TOTAL MONEY MARKET INVESTMENTS (COST
      $332,878)                                   332,878
                                                ---------

Money Market Portfolio                 58

                                                   MARKET
                                                    VALUE
ASSET-BACKED SECURITIES (17.7%)          PAR       (000'S)
-----------------------------------------------------------
FINANCE LESSORS (17.7%)
Fidelity Equipment Lease, 6.132%,
 12/15/00                             13,798,073  $  13,798
Orix Credit Alliance, 6.123%,
 12/15/00                             13,389,780     13,390
Preferred Receivable Funding,
 6.12%, 1/20/00                       10,400,000     10,366
Preferred Receivable Funding,
 6.08%, 1/20/00                        7,105,000      7,082
Short Term Repackage Asset Trust,
 6.521%, 4/13/00                      15,000,000     15,000
Triple A One Funding, 6.15%,
 1/20/00                               6,000,000      5,981
Triple A One Funding, 6.20%,
 1/14/00                               5,727,000      5,714
                                                  ---------
    TOTAL                                            71,331
                                                  ---------
    TOTAL ASSET-BACKED SECURITIES
     '(COST $71,331)                                 71,331
                                                  ---------
    TOTAL INVESTMENTS (100.0%),
     (COST $404,209)'                               404,209
                                                  ---------
    OTHER ASSETS, LESS LIABILITIES (0.0%)                75
                                                  ---------
    TOTAL NET ASSETS (100.0%)                     $ 404,284
                                                  ---------

' Also represents cost for federal income tax purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       59                 Money Market Portfolio

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of
Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year or period then ended, the changes in each of their net assets and financial highlights for the years or periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLC]
Milwaukee, Wisconsin
January 27, 2000

Accountants' Report                    60

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statements of Assets and Liabilities
December 31, 1999
(in thousands, except per share amounts)

                                            SMALL CAP      AGGRESSIVE    INTERNATIONAL   INDEX 400      GROWTH      GROWTH AND
                                           GROWTH STOCK   GROWTH STOCK      EQUITY         STOCK        STOCK      INCOME STOCK
                                            PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at value (1)...............  $   70,364     $1,489,394     $  769,602     $   59,282   $  678,360    $  662,396
  Cash....................................          --            489            185            168        1,028         1,505
  Due from Futures Variation Margin.......         144            494             --             18          161            --
  Due from Sale of Fund Shares............       1,093            358            273             60          393            68
  Due from Sale of Securities.............           7            347         11,577            204        1,879           390
  Dividends and Interest Receivable.......           4             92          3,260             32          425           681
                                            ----------     ----------     ----------     ----------   ----------    ----------
    TOTAL ASSETS..........................      71,612      1,491,174        784,897         59,764      682,246       665,040
                                            ----------     ----------     ----------     ----------   ----------    ----------
LIABILITIES
  Due on Purchase of Securities...........          --          3,572             90             --        5,357         2,095
  Due on Redemption of Fund Shares........          --          1,662         12,139             40          482         1,047
  Due to Investment Advisor...............          99            605            423             39          234           311
  Accrued Expenses........................          30             24             75             41                         39
  Due on Futures Variation Margin.........          --             --             --             --           --            --
                                            ----------     ----------     ----------     ----------   ----------    ----------
    TOTAL LIABILITIES.....................         129          5,863         12,727            120        6,112         3,488
                                            ----------     ----------     ----------     ----------   ----------    ----------
    NET ASSETS............................  $   71,483     $1,485,311     $  772,170     $   59,644   $  676,134    $  661,552
                                            ==========     ==========     ==========     ==========   ==========    ==========
REPRESENTED BY:
  Aggregate Paid in Capital (2), (3)......  $   53,502     $  672,923     $  582,268     $   54,415   $  433,185    $  566,133
  Undistributed Net Investment Income.....          --             --         16,150             --        1,365         4,979
  Undistributed Accumulated Net Realized
    Gain (Loss) on Investments............       4,081        199,657         41,774          1,247       27,809        26,599
  Net Unrealized Appreciation
    (Depreciation) of:
    Investment Securities.................      13,509        610,322        132,049          3,850      210,900        63,841
    Index Futures Contracts...............         391          2,409             --            132        2,875            --
    Foreign Currency Transactions.........          --             --            (71)            --           --            --
                                            ----------     ----------     ----------     ----------   ----------    ----------
  Net Assets for Shares Outstanding (2)...  $   71,483     $1,485,311     $  772,170     $   59,644   $  676,134    $  661,552
                                            ==========     ==========     ==========     ==========   ==========    ==========
  Net Asset Value, Offering and Redemption
    Price per Share.......................  $     1.79     $     4.81     $     1.78     $     1.11   $     2.66    $     1.56
                                            ==========     ==========     ==========     ==========   ==========    ==========
(1) Investments, at cost..................  $   56,855     $  879,072     $  637,553     $   55,432   $  467,460    $  598,555
(2) Shares outstanding....................      39,849        309,009        433,636         53,567      254,560       423,861
(3) Shares authorized, $.01 par value.....   2,000,000      2,000,000      2,000,000      2,000,000    2,000,000     2,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       61   Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statements of Assets and Liabilities
December 31, 1999
(in thousands, except per share amounts)

                                               INDEX 500                       HIGH YIELD        SELECT          MONEY
                                                 STOCK          BALANCED          BOND            BOND           MARKET
                                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at value (1).................   $2,271,284      $3,538,478      $ 158,745       $  282,942      $  404,209
  Cash......................................                           32          2,350              250             353
  Due from Futures Variation Margin.........           75             247             --               --              --
  Due from Sale of Fund Shares..............          638             158             --               57          12,979
  Due from Sale of Securities...............           24           2,018              9               --              --
  Dividends and Interest Receivable.........        2,143          20,687          3,212            3,742           1,100
                                               ----------      ----------      ----------      ----------      ----------
    TOTAL ASSETS............................    2,274,196       3,563,938        162,216          287,094         418,293
                                               ----------      ----------      ----------      ----------      ----------
LIABILITIES
  Due on Purchase of Securities.............           --              --            450               --          13,091
  Due on Redemption of Fund Shares..........        1,806           5,139            252              344             820
  Due to Investment Advisor.................          375             899             90               74              98
  Accrued Expenses..........................           59              --             --               --              --
  Due on Futures Variation Margin...........           --              --             --              183              --
                                               ----------      ----------      ----------      ----------      ----------
    TOTAL LIABILITIES.......................        2,240           6,038            792              601          14,009
                                               ----------      ----------      ----------      ----------      ----------
    NET ASSETS..............................   $2,271,956      $3,557,900      $ 161,424       $  286,493      $  404,284
                                               ==========      ==========      ==========      ==========      ==========
REPRESENTED BY:
  Aggregate Paid in Capital (2), (3)........   $1,141,931      $2,213,979      $ 204,186       $  292,977      $  404,284
  Undistributed Net Investment Income.......       22,921         114,394            273           19,088              --
  Undistributed Accumulated Net Realized
    Gain (Loss) on Investments..............       64,012         161,020        (29,850)          (7,183)             --
  Net Unrealized Appreciation (Depreciation)
    of:
    Investment Securities...................    1,041,976       1,064,096        (13,185)         (18,364)             --
    Index Futures Contracts.................        1,114           4,411             --              (25)             --
    Foreign Currency Transactions...........           --              --             --               --              --
                                               ----------      ----------      ----------      ----------      ----------
  Net Assets for Shares Outstanding (2).....   $2,271,956      $3,557,900      $ 161,424       $  286,493      $  404,284
                                               ==========      ==========      ==========      ==========      ==========
  Net Asset Value, Offering and Redemption
    Price per Share.........................   $     3.89      $     2.22      $    0.82       $     1.13      $     1.00
                                               ==========      ==========      ==========      ==========      ==========
(1) Investments, at cost....................   $1,229,308      $2,474,382      $ 171,930       $  301,306      $  404,209
(2) Shares outstanding......................      584,474       1,601,484        196,343          253,258         404,298
(3) Shares authorized, $.01 par value.......    2,000,000       3,000,000      2,000,000        1,000,000       1,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Assets and Liabilities   62

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statements of Operations
For the Year Ended December 31, 1999
(in thousands, except per share data)

                                               SMALL CAP      AGGRESSIVE                      INDEX                   GROWTH AND
                                                 GROWTH         GROWTH      INTERNATIONAL      400        GROWTH        INCOME
                                                 STOCK          STOCK          EQUITY         STOCK        STOCK        STOCK
                                               PORTFOLIO*     PORTFOLIO       PORTFOLIO     PORTFOLIO*   PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Interest.................................   $   150        $  4,580       $  1,034        $  297     $  4,450      $   488
    Dividends(1).............................        12           1,123         22,138           244        4,493        8,056
                                                -------        --------       --------        ------     --------      -------
         TOTAL INCOME........................       162           5,703         23,172           541        8,943        8,544
                                                -------        --------       --------        ------     --------      -------
  Expenses
    Management Fees..........................       139           5,867          4,600            66        2,323        3,544
    Custodian Expenses.......................        20              35            237            26           18           32
    Other Expenses...........................        22              16            252            28           25           21
                                                -------        --------       --------        ------     --------      -------
         TOTAL EXPENSES......................       181           5,918          5,089           120        2,366        3,597
                                                -------        --------       --------        ------     --------      -------
      Less Waived Fees:
         Paid by Affiliate...................        (6)            (26)            --           (28)         (12)         (32)
         Paid Indirectly.....................        (2)             (9)            --            (2)          (6)          --
                                                -------        --------       --------        ------     --------      -------
         TOTAL NET EXPENSES..................       173           5,883          5,089            90        2,348        3,565
                                                -------        --------       --------        ------     --------      -------
  Net Investment Income (Loss)...............       (11)           (180)        18,083           451        6,595        4,979
                                                -------        --------       --------        ------     --------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
  Net Realized Gain (Loss) on:
    Investment Securities....................     6,283         200,188         44,438         1,274       23,312       28,648
    Index Futures Contracts..................       166           1,434             --           305        6,061           --
    Foreign Currency Transactions............        --              --         (1,849)           --           --           --
                                                -------        --------       --------        ------     --------      -------
         NET REALIZED GAIN (LOSS) ON
           INVESTMENTS.......................     6,449         201,622         42,589         1,579       29,373       28,648
                                                -------        --------       --------        ------     --------      -------
  Net Change in Unrealized Appreciation
    (Depreciation) of:
    Investment Securities....................    13,510         246,491         85,058         3,850       77,761       10,475
    Index Futures Contracts..................       391           1,420             --           132        1,321           --
    Foreign Currency Transactions............        --              --           (105)           --           --           --
                                                -------        --------       --------        ------     --------      -------
         NET CHANGE IN UNREALIZED
           APPRECIATION (DEPRECIATION) OF
           INVESTMENTS.......................    13,901         247,911         84,953         3,982       79,082       10,475
                                                -------        --------       --------        ------     --------      -------
  Net Gain (Loss) on Investments.............    20,350         449,533        127,542         5,561      108,455       39,123
                                                -------        --------       --------        ------     --------      -------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................   $20,339        $449,353       $145,625        $6,012     $115,050      $44,102
                                                =======        ========       ========        ======     ========      =======
  (1) Less Foreign dividend tax..............   $    --        $     --       $  1,914        $   --     $     97      $    70

 * Portfolio commenced operations April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       63               Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statements of Operations
For the Year Ended December 31, 1999
(in thousands, except per share data)

                                                     INDEX                          HIGH
                                                      500                          YIELD          SELECT          MONEY
                                                     STOCK        BALANCED          BOND           BOND          MARKET
                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Interest.....................................  $  1,894       $102,993        $ 17,280       $ 20,188        $17,693
    Dividends(1).................................    25,047         22,191           2,699             --             --
                                                   --------       --------        --------       --------        -------
         TOTAL INCOME............................    26,941        125,184          19,979         20,188         17,693
                                                   --------       --------        --------       --------        -------
  Expenses
    Management Fees..............................     3,960         10,282             835            882          1,001
    Custodian Expenses...........................        46             --              18             --             --
    Other Expenses...............................        20             --              17             --             --
                                                   --------       --------        --------       --------        -------
         TOTAL EXPENSES..........................     4,026         10,282             870            882          1,001
                                                   --------       --------        --------       --------        -------
      Less Waived Fees:
         Paid by Affiliate.......................        --             --             (17)            --             --
         Paid Indirectly.........................        (6)            --              (1)            --             --
                                                   --------       --------        --------       --------        -------
         TOTAL NET EXPENSES......................     4,020         10,282             852            882          1,001
                                                   --------       --------        --------       --------        -------
  Net Investment Income (Loss)...................    22,921        114,902          19,127         19,306         16,692
                                                   --------       --------        --------       --------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
  Net Realized Gain (Loss) on:
    Investment Securities........................    59,857        147,639         (26,106)        (3,481)            --
    Index Futures Contracts......................     4,560         34,373              --          1,137             --
    Foreign Currency Transactions................        --           (447)             --            (14)            --
                                                   --------       --------        --------       --------        -------
         NET REALIZED GAIN (LOSS) ON
           INVESTMENTS...........................    64,417        181,565         (26,106)        (2,358)            --
                                                   --------       --------        --------       --------        -------
  Net Change in Unrealized Appreciation
    (Depreciation) of:
    Investment Securities........................   293,198         76,719           6,190        (19,854)            --
    Index Futures Contracts......................       790         (8,909)             --            (22)            --
    Foreign Currency Transactions................        --            (14)             --             (7)            --
                                                   --------       --------        --------       --------        -------
         NET CHANGE IN UNREALIZED APPRECIATION
           (DEPRECIATION) OF INVESTMENTS.........   293,988         67,796           6,190        (19,883)            --
                                                   --------       --------        --------       --------        -------
  Net Gain (Loss) on Investments.................   358,405        249,361         (19,916)       (22,241)            --
                                                   --------       --------        --------       --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS................................  $381,326       $364,263        $   (789)      $ (2,935)       $16,692
                                                   ========       ========        ========       ========        =======
  (1) Less Foreign dividend tax..................  $    249       $    230        $     --       $     --        $    --

 * Portfolio commenced operations April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Operations               64

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statements of Changes in Net Assets

SMALL CAP GROWTH STOCK PORTFOLIO

                                                               FOR THE PERIOD
                                                               APRIL 30, 1999*
                                                                   THROUGH
                                                                DECEMBER 31,
                                                                    1999
------------------------------------------------------------------------------
                                                               (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Loss.....................................       $   (11)
    Net Realized Gain on Investments........................         6,449
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................        13,901
                                                                   -------
      Net Increase in Net Assets Resulting from
       Operations...........................................        20,339
                                                                   -------
  Distributions to Shareholders from:
    Net Investment Income...................................            --
    Net Realized Gain on Investments........................        (2,362)
                                                                   -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................        (2,362)
                                                                   -------
  Fund Share Transactions
    Proceeds from Sale of 41,794 Shares.....................        55,379
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,007 shares)......................         2,362
    Payments for 2,952 Shares Redeemed......................        (4,235)
                                                                   -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (39,849 shares).........................        53,506
                                                                   -------
  Total Increase in Net Assets..............................        71,483
NET ASSETS
    Beginning of Period.....................................            --
                                                                   -------
    End of Period (includes undistributed net investment
     income of $0)..........................................       $71,483
                                                                   =======

 * Portfolio commenced operations on April 30, 1999

AGGRESSIVE GROWTH STOCK PORTFOLIO

                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1999           1998
-----------------------------------------------------------------------------------------
                                                                    (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income (Loss)............................   $     (180)    $      389
    Net Realized Gain on Investments........................      201,622         36,225
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................      247,911         43,459
                                                               ----------     ----------
      Net Increase in Net Assets Resulting from
       Operations...........................................      449,353         80,073
                                                               ----------     ----------
  Distributions to Shareholders from:
    Net Investment Income...................................         (389)          (389)
    Net Realized Gain on Investments........................      (38,180)       (39,790)
                                                               ----------     ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................      (38,569)       (40,179)
                                                               ----------     ----------
  Fund Share Transactions
    Proceeds from Sale of 14,536 and 23,019 Shares..........       53,705         74,489
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (11,023 and 11,431 shares,
     respectively)..........................................       38,569         40,180
    Payments for 44,946 and 25,793 Shares Redeemed..........     (155,213)       (84,165)
                                                               ----------     ----------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions ((19,387) and 8,657 shares,
       respectively)........................................      (62,939)        30,504
                                                               ----------     ----------
  Total Increase in Net Assets..............................      347,845         70,398
NET ASSETS
    Beginning of Period.....................................    1,137,466      1,067,068
                                                               ----------     ----------
    End of Period (includes undistributed net investment
     income of $0 and $390, respectively)...................   $1,485,311     $1,137,466
                                                               ==========     ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       65     Statement of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 1999           1998
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................   $ 18,083       $ 18,098
    Net Realized Gain on Investments........................     42,589         78,236
    Net Unrealized Appreciation(Depreciation) of Investments
     for the Period.........................................     84,953        (66,907)
                                                               --------       --------
      Net Increase in Net Assets Resulting from
       Operations...........................................    145,625         29,427
                                                               --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................    (18,221)       (16,649)
    Net Realized Gain on Investments........................    (78,977)       (22,793)
                                                               --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (97,198)       (39,442)
                                                               --------       --------
  Fund Share Transactions
    Proceeds from Sale of 210,725 and 35,076 Shares.........    347,201         60,890
    Proceeds from Shares Issued on Reinvestment of Dividends
     Paid (58,943 and 21,530 shares, respectively)..........     97,198         39,442
    Payments for 236,223 and 47,205 Shares Redeemed.........   (391,762)       (79,061)
                                                               --------       --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (33,445 and 9,401 shares,
       respectively)........................................     52,637         21,271
                                                               --------       --------
  Total Increase in Net Assets..............................    101,064         11,256
NET ASSETS
    Beginning of Period.....................................    671,106        659,850
                                                               --------       --------
    End of Period (includes undistributed net investment
     income of $16,150 and $19,912, respectively)...........   $772,170       $671,106
                                                               ========       ========

INDEX 400 STOCK PORTFOLIO

                                                              FOR THE PERIOD
                                                              APRIL 30, 1999*
                                                                  THROUGH
                                                               DECEMBER 31,
                                                                   1999
-----------------------------------------------------------------------------
                                                              (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................      $   451
    Net Realized Gain on Investments........................        1,579
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................        3,982
                                                                  -------
      Net Increase in Net Assets Resulting from
       Operations...........................................        6,012
                                                                  -------
  Distributions to Shareholders from:
    Net Investment Income...................................         (473)
    Net Realized Gain on Investments........................         (319)
                                                                  -------
      Net Increase in Net Assets Resulting from
       Distributions to Shareholders........................         (792)
                                                                  -------
  Fund Share Transactions
    Proceeds from Sale of 55,140 Shares.....................       55,323
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (35 shares).........................          792
    Payments for 1,608 Shares Redeemed......................       (1,691)
                                                                  -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (53,567 shares).........................       54,424
                                                                  -------
  Total Increase in Net Assets..............................       59,644
NET ASSETS
    Beginning of Period.....................................           --
                                                                  -------
    End of Period (includes undistributed net investment
     income of $0)..........................................      $59,644
                                                                  =======

 * Portfolio commenced operations on April 30, 1999

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets     66

NORTHWESTERN MUTUAL SERIES FUND, INC.

GROWTH STOCK PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 1999           1998
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................   $  6,595       $  3,561
    Net Realized Gain on Investments........................     29,373         11,976
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................     79,082         62,197
                                                               --------       --------
      Net Increase in Net Assets Resulting from
       Operations...........................................    115,050         77,734
                                                               --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................     (6,147)        (2,645)
    Net Realized Gain on Investments........................    (13,531)        (4,068)
                                                               --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (19,678)        (6,713)
                                                               --------       --------
  Fund Share Transactions
    Proceeds from Sale of 65,947 and 56,014 Shares..........    156,519        112,510
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (8,157 and 3,330 shares,
     respectively)..........................................     19,678          6,713
    Payments for 7,013 and 6,148 Shares Redeemed............    (16,717)       (12,033)
                                                               --------       --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (67,091 and 53,196 shares,
       respectively)........................................    159,480        107,190
                                                               --------       --------
  Total Increase in Net Assets..............................    254,852        178,211
NET ASSETS
    Beginning of Period.....................................    421,282        243,071
                                                               --------       --------
    End of Period (includes undistributed net investment
     income of $1,365 and $916, respectively)...............   $676,134       $421,282
                                                               ========       ========

GROWTH AND INCOME STOCK PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 1999           1998
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................   $  4,979       $  4,096
    Net Realized Gain on Investments........................     28,648         67,556
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................     10,475         26,191
                                                               --------       --------
      Net Increase in Net Assets Resulting from
       Operations...........................................     44,102         97,843
                                                               --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................       (164)        (3,933)
    Net Realized Gain on Investments........................    (69,388)          (731)
                                                               --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (69,552)        (4,664)
                                                               --------       --------
  Fund Share Transactions
    Proceeds from Sale of 53,719 and 82,937 Shares..........     85,448        120,879
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (43,992 and 3,111 shares,
     respectively)..........................................     69,552          4,664
    Payments for 25,373 and 14,061 Shares Redeemed..........    (38,968)       (19,687)
                                                               --------       --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (72,338 and 71,987 shares,
       respectively)........................................    116,032        105,856
                                                               --------       --------
  Total Increase in Net Assets..............................     90,582        199,035
NET ASSETS
    Beginning of Period.....................................    570,970        371,935
                                                               --------       --------
    End of Period (includes undistributed net investment
     income of $4,979 and $163, respectively)...............   $661,552       $570,970
                                                               ========       ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       67     Statement of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

INDEX 500 STOCK PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 1999           1998
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................  $   22,921     $   19,630
    Net Realized Gain on Investments........................      64,417         27,094
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................     293,988        308,691
                                                              ----------     ----------
      Net Increase in Net Assets Resulting from
       Operations...........................................     381,326        355,415
                                                              ----------     ----------
  Distributions to Shareholders from:
    Net Investment Income...................................     (19,629)       (17,811)
    Net Realized Gain on Investments........................     (25,890)       (28,519)
                                                              ----------     ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................     (45,519)       (46,330)
                                                              ----------     ----------
  Fund Share Transactions
    Proceeds from Sale of 79,345 and 79,805 Shares..........     277,173        233,133
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (12,786 and 16,132 shares,
     respectively)..........................................      45,519         46,330
    Payments for 21,770 and 17,928 Shares Redeemed..........     (77,223)       (50,725)
                                                              ----------     ----------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (70,361 and 78,009 shares,
       respectively)........................................     245,469        228,738
                                                              ----------     ----------
  Total Increase in Net Assets..............................     581,276        537,823
NET ASSETS
    Beginning of Period.....................................   1,690,680      1,152,857
                                                              ----------     ----------
    End of Period (includes undistributed net investment
     income of $22,921 and $19,630, respectively)...........  $2,271,956     $1,690,680
                                                              ==========     ==========

BALANCED PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 1999           1998
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................  $  114,902     $  104,548
    Net Realized Gain on Investments........................     181,565        231,770
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................      67,796        187,000
                                                              ----------     ----------
      Net Increase in Net Assets Resulting from
       Operations...........................................     364,263        523,318
                                                              ----------     ----------
  Distributions to Shareholders from:
    Net Investment Income...................................    (104,192)       (95,131)
    Net Realized Gain on Investments........................    (250,227)       (85,841)
                                                              ----------     ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (354,419)      (180,972)
                                                              ----------     ----------
  Fund Share Transactions
    Proceeds from Sale of 47,979 and 54,658 Shares..........     105,834        113,335
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (167,416 and 89,901 shares,
     respectively)..........................................     354,419        180,971
    Payments for 89,877 and 69,339 Shares Redeemed..........    (194,268)      (143,075)
                                                              ----------     ----------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (125,518 and 75,220 shares,
       respectively)........................................     265,985        151,231
                                                              ----------     ----------
  Total Increase in Net Assets..............................     275,829        493,577
NET ASSETS
    Beginning of Period.....................................   3,282,071      2,788,494
                                                              ----------     ----------
    End of Period (includes undistributed net investment
     income of $114,394 and $103,557, respectively).........  $3,557,900     $3,282,071
                                                              ==========     ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets     68

NORTHWESTERN MUTUAL SERIES FUND, INC.

HIGH YIELD BOND PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 1999           1998
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................   $ 19,127       $ 19,029
    Net Realized Loss on Investments........................    (26,106)        (3,333)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................      6,190        (20,988)
                                                               --------       --------
      Net Decrease in Net Assets Resulting from
       Operations...........................................       (789)        (5,292)
                                                               --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................    (19,051)       (18,974)
    Net Realized Gain on Investments........................         --             --
                                                               --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (19,051)       (18,974)
                                                               --------       --------
  Fund Share Transactions
    Proceeds from Sale of 14,760 and 60,216 Shares..........     11,697         65,439
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid
      (21,045 and 20,380 shares, respectively)..............     19,052         18,974
    Payments for 36,981 and 26,994 Shares Redeemed..........    (34,267)       (28,403)
                                                               --------       --------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions
         ((1,176) and 53,602 shares, respectively)..........     (3,518)        56,010
                                                               --------       --------
  Total Increase (Decrease) in Net Assets...................    (23,358)        31,744
NET ASSETS
    Beginning of Period.....................................    184,782        153,038
                                                               --------       --------
    End of Period (includes undistributed net investment
     income of
      $273 and $55, respectively)...........................   $161,424       $184,782
                                                               ========       ========

SELECT BOND PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 1999           1998
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................   $ 19,306       $ 18,143
    Net Realized Gain/(Loss) on Investments.................     (2,358)         2,546
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................    (19,883)        (2,027)
                                                               --------       --------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................     (2,935)        18,662
                                                               --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................    (17,828)       (15,746)
    Net Realized Gain on Investments........................     (7,228)        (2,700)
                                                               --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (25,056)       (18,446)
                                                               --------       --------
  Fund Share Transactions
    Proceeds from Sale of 23,659 and 45,867 Shares..........     27,875         56,278
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid
      (22,018 and 15,606 shares, respectively)..............     25,056         18,446
    Payments for 31,015 and 17,649 Shares Redeemed..........    (36,481)       (21,741)
                                                               --------       --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions
         (14,662 and 43,824 shares, respectively)...........     16,450         52,983
                                                               --------       --------
  Total Increase (Decrease) in Net Assets...................    (11,541)        53,199
NET ASSETS
    Beginning of Period.....................................    298,034        244,835
                                                               --------       --------
    End of Period (includes undistributed net investment
     income of $19,088
      and $17,466, respectively)............................   $286,493       $298,034
                                                               ========       ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       69     Statement of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

MONEY MARKET PORTFOLIO

                                                               FOR THE        FOR THE
                                                              YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,
                                                                 1999           1998
----------------------------------------------------------------------------------------
                                                                   (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................  $  16,692      $  12,077
                                                              ---------      ---------
      Net Increase in Net Assets Resulting from
       Operations...........................................     16,692         12,077
                                                              ---------      ---------
  Distributions to Shareholders from:
    Net Investment Income...................................    (16,692)       (12,077)
                                                              ---------      ---------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................    (16,692)       (12,077)
                                                              ---------      ---------
  Fund Share Transactions
    Proceeds from Sale of 543,084 and 222,296 Shares........    543,082        222,308
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (16,692 and 12,077 shares,
      respectively).........................................     16,692         12,077
    Payments for 446,954 and 137,391 Shares Redeemed........   (446,954)      (137,391)
                                                              ---------      ---------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (112,822 and 96,982 shares,
       respectively)........................................    112,820         96,994
                                                              ---------      ---------
Total Increase in Net Assets................................    112,820         96,994
NET ASSETS
    Beginning of Period.....................................    291,464        194,470
                                                              ---------      ---------
    End of Period (includes no undistributed net investment
     income)................................................  $ 404,284      $ 291,464
                                                              =========      =========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets     70

NORTHWESTERN MUTUAL SERIES FUND, INC.
Financial Highlights

SMALL CAP GROWTH STOCK PORTFOLIO

                                                              FOR THE PERIOD
                                                              APRIL 30, 1999*
                                                                  THROUGH
                                                               DECEMBER 31,
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                    1999
-----------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................      $  1.00
  Income from Investment Operations:
    Net Investment Loss.....................................        (0.00)
    Net Realized and Unrealized Gains on Investments........         0.85
                                                                  -------
      Total from Investment Operations......................         0.85
                                                                  -------
  Less Distributions:
    Distributions from Net Investment Income................           --
    Distributions from Realized Gains on Investments........        (0.06)
                                                                  -------
      Total Distributions...................................        (0.06)
                                                                  -------
Net Asset Value, End of Period..............................      $  1.79
                                                                  =======
Total Return+...............................................        86.09%++
                                                                  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................      $71,483
                                                                  =======
Ratio of Gross Expenses to Average Net Assets...............         1.03%**
                                                                  =======
Ratio of Net Expenses to Average Net Assets.................         1.00%**
                                                                  =======
Ratio of Net Investment Loss to Average Net Assets..........        (0.07)%**
                                                                  =======
Portfolio Turnover Rate.....................................        70.72%
                                                                  =======

AGGRESSIVE GROWTH STOCK PORTFOLIO

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                  1999         1998         1997        1996       1995
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $     3.46   $     3.34   $     3.15   $   2.77   $   2.00
  Income from Investment Operations:
    Net Investment Income...................................          --           --           --         --         --
    Net Realized and Unrealized Gains on Investments........        1.48         0.24         0.39       0.49       0.78
                                                              ----------   ----------   ----------   --------   --------
      Total from Investment Operations......................        1.48         0.24         0.39       0.49       0.78
                                                              ----------   ----------   ----------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income................          --           --           --         --         --
    Distributions from Realized Gains on Investments........       (0.13)       (0.12)       (0.20)     (0.11)     (0.01)
                                                              ----------   ----------   ----------   --------   --------
      Total Distributions...................................       (0.13)       (0.12)       (0.20)     (0.11)     (0.01)
                                                              ----------   ----------   ----------   --------   --------
Net Asset Value, End of Period..............................  $     4.81   $     3.46   $     3.34   $   3.15   $   2.77
                                                              ==========   ==========   ==========   ========   ========
Total Return+...............................................      43.78%        7.56%       13.86%     17.70%     39.29%
                                                              ==========   ==========   ==========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $1,485,311   $1,137,466   $1,067,068   $871,926   $577,014
                                                              ==========   ==========   ==========   ========   ========
Ratio of Expenses to Average Net Assets.....................       0.51%        0.52%        0.53%      0.54%      0.56%
                                                              ==========   ==========   ==========   ========   ========
Ratio of Net Investment Income/(Loss) to Average Net
  Assets....................................................      (0.02%)       0.04%        0.06%     (0.03%)     0.13%
                                                              ==========   ==========   ==========   ========   ========
Portfolio Turnover Rate.....................................      68.64%       50.43%       57.27%     47.25%     37.84%
                                                              ==========   ==========   ==========   ========   ========

 * Portfolio commenced operations April 30, 1999.
** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       71                   Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                 1999       1998         1997         1996       1995
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $   1.68   $   1.69     $   1.56     $   1.35   $   1.19
  Income from Investment Operations:
    Net Investment Income...................................      0.03       0.05         0.04         0.04       0.04
    Net Realized and Unrealized Gains on Investments........      0.33       0.04         0.15         0.24       0.13
                                                              --------   --------     --------     --------   --------
      Total from Investment Operations......................      0.36       0.09         0.19         0.28       0.17
                                                              --------   --------     --------     --------   --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.05)     (0.04)       (0.04)       (0.03)        --
    Distributions from Realized Gains on Investments........     (0.21)     (0.06)       (0.02)       (0.04)     (0.01)
                                                              --------   --------     --------     --------   --------
      Total Distributions...................................     (0.26)     (0.10)       (0.06)       (0.07)     (0.01)
                                                              --------   --------     --------     --------   --------
Net Asset Value, End of Period..............................  $   1.78   $   1.68     $   1.69     $   1.56   $   1.35
                                                              ========   ========     ========     ========   ========
Total Return+...............................................    22.88%      4.82%       12.28%       21.01%     14.57%
                                                              ========   ========     ========     ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $772,170   $671,106     $659,850     $505,189   $342,127
                                                              ========   ========     ========     ========   ========
Ratio of Expenses to Average Net Assets.....................     0.74%      0.76%        0.77%        0.81%      0.85%
                                                              ========   ========     ========     ========   ========
Ratio of Net Investment Income to Average Net Assets........     2.62%      3.38%        2.75%        3.02%      2.68%
                                                              ========   ========     ========     ========   ========
Portfolio Turnover Rate.....................................    38.37%     30.41%       16.74%       17.07%     26.71%
                                                              ========   ========     ========     ========   ========

INDEX 400 STOCK PORTFOLIO

                                                             FOR THE PERIOD
                                                             APRIL 30, 1999*
                                                                 THROUGH
                                                              DECEMBER 31,
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                   1999
----------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................     $  1.00
  Income for Investment Operations:
    Net Investment Income...................................        0.01
    Net Realized and Unrealized Gains on Investments........        0.12
                                                                 -------
      Total from Investment Operations......................        0.13
                                                                 -------
  Less Distributions:
    Distributions from Net Investment Income................       (0.01)
    Distributions from Realized Gains on Investments........       (0.01)
                                                                 -------
      Total Distributions...................................       (0.02)
                                                                 -------
Net Asset Value, End of Period..............................     $  1.11
                                                                 =======
Total Return+...............................................       12.83%++
                                                                 =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................     $59,644
                                                                 =======
Ratio of Gross Expenses to Average Net Assets...............        0.46%**
                                                                 =======
Ratio of Net Expenses to Average Net Assets.................        0.35%**
                                                                 =======
Ratio of Net Investment Income to Average Net Assets........        1.69%**
                                                                 =======
Portfolio Turnover Rate.....................................       26.51%
                                                                 =======

 * Portfolio commenced operations on April 30, 1999
** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights                   72

NORTHWESTERN MUTUAL SERIES FUND, INC.

GROWTH STOCK PORTFOLIO

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
      (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)           1999       1998       1997       1996      1995
-----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $   2.25   $   1.81   $   1.46   $   1.26   $  1.00
  Income from Investment Operations:
    Net Investment Income...................................      0.03       0.02       0.02       0.02      0.02
    Net Realized and Unrealized Gains on Investments........      0.47       0.46       0.42       0.25      0.28
                                                              --------   --------   --------   --------   -------
      Total from Investment Operations......................      0.50       0.48       0.44       0.27      0.30
                                                              --------   --------   --------   --------   -------
  Less Distributions:
    Distributions from Net Investment Income................     (0.03)     (0.02)     (0.02)     (0.02)    (0.02)
    Distributions from Realized Gains on Investments........     (0.06)     (0.02)     (0.07)     (0.05)    (0.02)
                                                              --------   --------   --------   --------   -------
      Total Distributions...................................     (0.09)     (0.04)     (0.09)     (0.07)    (0.04)
                                                              --------   --------   --------   --------   -------
Net Asset Value, End of Period..............................  $   2.66   $   2.25   $   1.81   $   1.46   $  1.26
                                                              ========   ========   ========   ========   =======
Total Return+...............................................    22.50%     26.69%     29.85%     20.91%    30.82%
                                                              ========   ========   ========   ========   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $676,134   $421,282   $243,071   $170,482   $85,557
                                                              ========   ========   ========   ========   =======
Ratio of Expenses to Average Net Assets.....................     0.43%      0.46%      0.49%      0.57%     0.61%
                                                              ========   ========   ========   ========   =======
Ratio of Net Investment Income to Average Net Assets........     1.22%      1.10%      1.24%      1.41%     1.77%
                                                              ========   ========   ========   ========   =======
Portfolio Turnover Rate.....................................    27.26%     21.64%     33.20%     37.61%    46.83%
                                                              ========   ========   ========   ========   =======

GROWTH AND INCOME STOCK PORTFOLIO

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                 1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $   1.62   $   1.33   $   1.32   $   1.21   $   0.98
  Income from Investment Operations:
    Net Investment Income...................................      0.01       0.01       0.01       0.02       0.02
    Net Realized and Unrealized Gains on Investments........      0.12       0.29       0.37       0.23       0.29
                                                              --------   --------   --------   --------   --------
      Total from Investment Operations......................      0.13       0.30       0.38       0.25       0.31
                                                              --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.00)     (0.01)     (0.01)     (0.02)     (0.02)
    Distributions from Realized Gains on Investments........     (0.19)     (0.00)     (0.36)     (0.12)     (0.06)
                                                              --------   --------   --------   --------   --------
      Total Distributions...................................     (0.19)     (0.01)     (0.37)     (0.14)     (0.08)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $   1.56   $   1.62   $   1.33   $   1.32   $   1.21
                                                              ========   ========   ========   ========   ========
Total Return+...............................................     7.47%     23.14%     30.03%     19.97%     31.12%
                                                              ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $661,552   $570,970   $371,935   $234,184   $136,923
                                                              ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets.....................     0.57%      0.58%      0.60%      0.62%      0.69%
                                                              ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets........     0.80%      1.00%      1.04%      1.44%      1.68%
                                                              ========   ========   ========   ========   ========
Portfolio Turnover Rate.....................................   106.93%    160.40%    144.52%     93.92%     80.00%
                                                              ========   ========   ========   ========   ========

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fee.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       73                   Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

INDEX 500 STOCK PORTFOLIO

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                  1999         1998         1997        1996       1995
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $     3.29   $     2.64   $     2.06   $   1.72   $   1.27
  Income from Investment Operations:
    Net Investment Income...................................        0.04         0.04         0.04       0.04       0.04
    Net Realized and Unrealized Gain on Investments.........        0.64         0.71         0.62       0.35       0.42
                                                              ----------   ----------   ----------   --------   --------
      Total from Investment Operations......................        0.68         0.75         0.66       0.39       0.46
                                                              ----------   ----------   ----------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income................       (0.03)       (0.04)       (0.04)     (0.02)     (0.01)
    Distributions from Realized Gains on Investments........       (0.05)       (0.06)       (0.04)     (0.03)        --
                                                              ----------   ----------   ----------   --------   --------
      Total Distributions...................................       (0.08)       (0.10)       (0.08)     (0.05)     (0.01)
                                                              ----------   ----------   ----------   --------   --------
Net Asset Value, End of Period..............................  $     3.89   $     3.29   $     2.64   $   2.06   $   1.72
                                                              ==========   ==========   ==========   ========   ========
Total Return+...............................................      20.91%       28.72%       33.20%     22.75%     37.25%
                                                              ==========   ==========   ==========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $2,271,956   $1,690,680   $1,152,857   $740,066   $495,133
                                                              ==========   ==========   ==========   ========   ========
Ratio of Expenses to Average Net Assets.....................       0.20%        0.21%        0.21%      0.21%      0.21%
                                                              ==========   ==========   ==========   ========   ========
Ratio of Net Investment Income to Average Net Assets........       1.16%        1.40%        1.86%      2.27%      2.51%
                                                              ==========   ==========   ==========   ========   ========
Portfolio Turnover Rate.....................................       5.65%        3.03%        3.15%      3.45%      3.19%
                                                              ==========   ==========   ==========   ========   ========

BALANCED PORTFOLIO

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                  1999         1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................  $     2.22   $     1.99   $     1.72   $     1.60   $     1.31
  Income from Investment Operations:
    Net Investment Income...................................        0.07         0.07         0.07         0.06         0.07
    Net Realized and Unrealized Gain on Investments.........        0.17         0.29         0.28         0.15         0.27
                                                              ----------   ----------   ----------   ----------   ----------
      Total from Investment Operations......................        0.24         0.36         0.35         0.21         0.34
                                                              ----------   ----------   ----------   ----------   ----------
  Less Distributions:
    Distributions from Net Investment Income................       (0.07)       (0.07)       (0.06)       (0.06)       (0.04)
    Distributions from Realized Gains on Investments........       (0.17)       (0.06)       (0.02)       (0.03)       (0.01)
                                                              ----------   ----------   ----------   ----------   ----------
      Total Distributions...................................       (0.24)       (0.13)       (0.08)       (0.09)       (0.05)
                                                              ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period..............................  $     2.22   $     2.22   $     1.99   $     1.72   $     1.60
                                                              ==========   ==========   ==========   ==========   ==========
Total Return+...............................................      11.18%       18.88%       21.52%       13.45%       26.39%
                                                              ==========   ==========   ==========   ==========   ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................  $3,557,900   $3,282,071   $2,788,494   $2,326,234   $2,083,289
                                                              ==========   ==========   ==========   ==========   ==========
Ratio of Expenses to Average Net Assets.....................       0.30%        0.30%        0.30%        0.30%        0.30%
                                                              ==========   ==========   ==========   ==========   ==========
Ratio of Net Investment Income to Average Net Assets........       3.36%        3.48%        3.70%        3.95%        4.40%
                                                              ==========   ==========   ==========   ==========   ==========
Portfolio Turnover Rate.....................................      27.16%       44.18%       29.94%       67.66%       37.28%
                                                              ==========   ==========   ==========   ==========   ==========

+ Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights                   74

NORTHWESTERN MUTUAL SERIES FUND, INC.

HIGH YIELD BOND PORTFOLIO

                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                1999       1998       1997      1996      1995
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................ $   0.94   $   1.06   $   1.10   $  1.03   $  0.97
  Income from Investment Operations:
    Net Investment Income...................................     0.11       0.10       0.11      0.09      0.10
    Net Realized and Unrealized Gains (Losses) on
     Investments............................................    (0.12)     (0.12)      0.06      0.10      0.07
                                                             --------   --------   --------   -------   -------
      Total from Investment Operations......................    (0.01)     (0.02)      0.17      0.19      0.17
                                                             --------   --------   --------   -------   -------
  Less Distributions:
    Distributions from Net Investment Income................    (0.11)     (0.10)     (0.14)    (0.09)    (0.10)
    Distributions from Realized Gains on Investments........       --         --      (0.07)    (0.03)    (0.01)
                                                             --------   --------   --------   -------   -------
      Total Distributions...................................    (0.11)     (0.10)     (0.21)    (0.12)    (0.11)
                                                             --------   --------   --------   -------   -------
Net Asset Value, End of Period.............................. $   0.82   $   0.94   $   1.06   $  1.10   $  1.03
                                                             ========   ========   ========   =======   =======
Total Return+...............................................   (0.44%)    (1.84%)    15.85%    19.77%    16.78%
                                                             ========   ========   ========   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands).................... $161,424   $184,782   $153,038   $93,878   $55,974
                                                             ========   ========   ========   =======   =======
Ratio of Expenses to Average Net Assets.....................    0.50%      0.50%      0.55%     0.60%     0.65%
                                                             ========   ========   ========   =======   =======
Ratio of Net Investment Income to Average Net Assets........   11.15%     10.85%      9.95%     9.54%     9.90%
                                                             ========   ========   ========   =======   =======
Portfolio Turnover Rate.....................................  139.87%    153.71%    129.49%   143.91%   116.57%
                                                             ========   ========   ========   =======   =======

SELECT BOND PORTFOLIO

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                   1999        1998        1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................    $   1.25    $   1.26    $   1.22      $   1.23      $   1.06
  Income for Investment Operations:
    Net Investment Income...................................        0.08        0.08        0.08          0.07          0.07
    Net Realized and Unrealized Gain (Loss) on
      Investments...........................................       (0.09)       0.00        0.04         (0.04)         0.13
                                                                --------    --------    --------      --------      --------
      Total from Investment Operations......................       (0.01)       0.08        0.12          0.03          0.20
                                                                --------    --------    --------      --------      --------
  Less Distributions:
    Distributions from Net Investment Income................       (0.08)      (0.08)      (0.08)        (0.04)        (0.03)
    Distributions from Realized Gains on Investments........       (0.03)      (0.01)         --            --            --
                                                                --------    --------    --------      --------      --------
      Total Distributions...................................       (0.11)      (0.09)      (0.08)        (0.04)        (0.03)
                                                                --------    --------    --------      --------      --------
Net Asset Value, End of Period..............................    $   1.13    $   1.25    $   1.26      $   1.22      $   1.23
                                                                ========    ========    ========      ========      ========
Total Return+...............................................      (1.00%)      7.07%       9.46%         3.31%        19.10%
                                                                ========    ========    ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................    $286,493    $298,034    $244,835      $214,333      $198,142
                                                                ========    ========    ========      ========      ========
Ratio of Net Expenses to Average Net Assets.................       0.30%       0.30%       0.30%         0.30%         0.30%
                                                                ========    ========    ========      ========      ========
Ratio of Net Investment Income to Average Net Assets........       6.56%       6.87%       7.03%         6.48%         6.61%
                                                                ========    ========    ========      ========      ========
Portfolio Turnover Rate.....................................      76.65%     161.79%     184.93%       195.98%        69.06%
                                                                ========    ========    ========      ========      ========

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fee.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       75                   Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

MONEY MARKET PORTFOLIO

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                             ----------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)                1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................ $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net Investment Income.......................................     0.05       0.05       0.05       0.05       0.06
Less Distributions from Net Investment Income...............    (0.05)     (0.05)     (0.05)     (0.05)     (0.06)
                                                             --------   --------   --------   --------   --------
Net Asset Value, End of Period.............................. $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                             ========   ========   ========   ========   ========
Total Return+...............................................    5.10%      5.43%      5.47%      5.29%      5.82%
                                                             ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands).................... $404,284   $291,464   $194,470   $176,298   $132,572
                                                             ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets.....................    0.30%      0.30%      0.30%      0.30%      0.30%
                                                             ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets........    4.99%      5.26%      5.33%      5.13%      5.61%
                                                             ========   ========   ========   ========   ========

+ Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account loss.

    The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights                   76

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
December 31, 1999

NOTE 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

On April 30, 1999, two new portfolios commenced operations in the Series Fund:
Small Cap Growth Stock Portfolio and Index 400 Stock Portfolio. These two new portfolios were each organized with 2,000,000,000 authorized shares of Common Stock. Par value is $.01 per share. Northwestern Mutual purchased 25,010,000 shares of the Index 400 Stock Portfolio at $1.00 per share and 5,010,000 shares of the Small Cap Growth Stock Portfolio at $1.00 per share.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

NOTE 3 -- Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

NOTE 4 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Equity Portfolio, Balanced Portfolio and Select Bond Portfolio purchases or sells a foreign security they may enter into a foreign exchange currency contract to minimize currency risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

The International Equity Portfolio, Balanced Portfolio and Select Bond Portfolio do not separately report the results of operations due to changes in foreign exchange rates on equity investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, changes in foreign exchange rates on bond investments sold, the differences between the amounts of dividends and foreign withholding taxes recorded on the portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

                                       77          Notes to Financial Statements

NOTE 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities. The Portfolios could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 ................................................................................

NOTE 6 -- Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities when required for federal income tax purposes using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 1999, transactions in securities other than money market investments were:

                                                                         U.S. GOVT.     TOTAL SECURITY      U.S. GOVT.
                                                      TOTAL SECURITY      SECURITY          SALES/        SECURITY SALES/
PORTFOLIOS                                              PURCHASES        PURCHASES        MATURITIES        MATURITIES
----------                                            --------------     ----------     --------------    ---------------
Small Cap Growth Stock............................    $   59,239,842         --          $ 18,837,180          --
Aggressive Growth Stock...........................       724,417,673         --           879,649,835          --
International Equity..............................       284,421,452         --           257,192,284          --
Index 400 Stock...................................        60,494,178         --             9,130,783          --
Growth Stock......................................       244,899,560         --           125,466,523          --
Growth and Income Stock...........................       709,907,715         --           656,669,741          --
Index 500 Stock...................................       319,125,521         --           109,437,406          --
Balanced..........................................     1,011,591,271    $683,006,914      786,645,495      $341,321,930
High Yield Bond...................................       225,990,412         --           234,801,506          --
Select Bond.......................................       251,574,994     140,640,335      213,300,662       102,671,243

 ................................................................................

NOTE 7 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services.

Each Portfolio pays a monthly fee for these investment advisory services at an annual rate based on the average daily net asset values of each Portfolio. For the Index 500 Stock Portfolio the rate is .20%, for the Index 400 Stock Portfolio the rate is .25%, and for the Balanced, Select Bond and Money Market Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:

                                  FIRST      NEXT
                                   $50        $50
PORTFOLIOS                       MILLION    MILLION    EXCESS
----------                       -------    -------    ------
Small Cap Growth Stock.......     .80%       .65%       .50%
Aggressive Growth Stock......     .80%       .65%       .50%
International Equity.........     .85%       .65%       .65%
Growth Stock.................     .60%       .50%       .40%
Growth and Income Stock......     .70%       .60%       .55%
High Yield Bond..............     .60%       .50%       .40%

These amounts are paid to Northwestern Mutual Investment Services, LLC. ("NMIS") a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Fund. Northwestern Mutual is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual, or NMIS, depending upon the applicable agreement in place.

Notes to Financial Statements          78

The Small Cap Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio and the Index 500 Stock Portfolio pay their own custodian fees. In addition, certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. The Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 1999, the amounts paid through expense offset arrangements are $2,137 in the Small Cap Growth Stock Portfolio, $9,164 in the Aggressive Growth Stock Portfolio, $1,888 in the Index 400 Stock Portfolio, $5,740 in the Growth Stock Portfolio, $377 in the Growth and Income Stock Portfolio, $6,063 in the Index 500 Stock Portfolio and $1,227 in the High Yield Bond Portfolio.

J. P. Morgan Investment Management, Inc. ("J. P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton Counsel") have been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively. NMIS pays J. P. Morgan .45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J. P. Morgan, .40% on the next $100 million,
 .35% on the next $200 million and .30% in excess of $400 million. NMIS pays Templeton Counsel .50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million.

NMIS has agreed to waive their management fee for the Small Cap Growth Stock Portfolio and the Index 400 Stock Portfolio to the extent necessary so that total operating expenses will not exceed 1.00% and .35%, respectively. For the period April 30, 1999 to December 31, 1999, NMIS waived $5,919 and $27,990 of fees for the Small Cap Growth Stock Portfolio and the Index 400 Stock Portfolio, respectively.

The Small Cap Growth Stock, Aggressive Growth Stock, and Growth Stock Portfolios paid commissions on Fund transactions to an affiliated broker in the amounts of $3,180, $29,430, and $1,800, respectively, for the year ended December 31, 1999.

NOTE 8 -- Each Portfolio in the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each Portfolio expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios differ from book amounts earned during the period due to differences in the timing of capital recognition and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due to treatment of deferred losses.

It is the policy of the Series Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

After October 31, 1999, the High Yield Bond Portfolio and the Select Bond Portfolio had capital losses in the amounts of $2,850,813 and $5,182,726, respectively. These amounts are deferred and deemed to have occurred in the next fiscal year. For federal income tax purposes, the High Yield Bond and Select Bond Portfolios also have a net realized capital loss of $23,977,979 and $1,399,790, respectively, expiring in 2007. The High Yield Bond Portfolio also has a net realized capital loss of $2,661,875, which expires in 2006. These amounts will be carried forward to offset future net realized capital gains.

For federal income tax purposes, net unrealized appreciation (depreciation) on open regulated futures contracts is required to be treated as realized gains (losses).

NOTE 9 -- Dividends from net investment income and net realized capital gains are declared each year for the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Growth and Income Stock, Index 500 Stock, Balanced, High Yield Bond and Select Bond Portfolios and each business day for the Money Market Portfolio.

NOTE 10 -- Northwestern Mutual voluntarily reimburses the International Equity Portfolio for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolio. The amount reimbursed represents approximately 65% of the foreign dividend tax withheld from the Portfolio. Reimbursements are recorded when foreign dividend taxes are accrued. This voluntary reimbursement for the year ended December 31, 1999 was $1,243,988.

                                       79          Notes to Financial Statements

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

Report of Independent Accountants

To the Northwestern Mutual Life Insurance Company and
Contract Owners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 1999, the results of each of their operations for each of the two years or the period then ended and the changes in each of their equity for the two years or the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1999 with Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds, provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLC]

Milwaukee, Wisconsin
January 27, 2000

Accountants' Report                    80

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Assets and Liabilities
December 31, 1999
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          4,228 shares (cost $6,122).........................    $  7,561
       Aggressive Growth Stock
          42,894 shares (cost $135,037)......................     206,058
       International Equity
          68,837 shares (cost $110,160)......................     122,508
       Index 400 Stock
          3,839 shares (cost $3,940).........................       4,260
       Growth Stock
          47,373 shares (cost $92,844).......................     125,759
       Growth and Income Stock
          66,188 shares (cost $96,173).......................     103,251
       Index 500 Stock
          84,461 shares (cost $220,153)......................     328,044
       Balanced
          84,819 shares (cost $140,282)......................     188,428
       High Yield Bond
          21,865 shares (cost $22,132).......................      17,965
       Select Bond
          13,558 shares (cost $16,226).......................      15,328
       Money Market
          67,006 shares (cost $67,006).......................      67,400
     Russell Insurance Funds
       Multi-Style Equity
          819 shares (cost $13,258)..........................      13,738
       Aggressive Equity
          401 shares (cost $4,918)...........................       5,356
       Non-U.S.
          395 shares (cost $5,025)...........................       5,609
       Real Estate Securities
          131 shares (cost $1,160)...........................       1,151
       Core Bond
          159 shares (cost $1,580)...........................       1,536    $1,213,952
                                                                 --------
   Due from Sale of Fund Shares..............................                     1,180
   Due from Northwestern Mutual Life Insurance Company.......                     1,736
                                                                             ----------
            Total Assets.....................................                $1,216,868
                                                                             ==========

 LIABILITIES
   Due to Northwestern Mutual Life Insurance Company.........                $    1,180
   Due on Purchase of Fund Shares............................                     1,736
                                                                             ----------
            Total Liabilities................................                     2,916
                                                                             ----------

 EQUITY (NOTE 8)
   Variable Life Policies Issued Before October 11, 1995.....                   479,924
   Variable Complife Policies Issued On or After October 11,
     1995....................................................                   717,227
   Variable Executive Life Policies Issued On or After March
     2, 1998.................................................                     7,901
   Variable Joint Life Policies Issued On or After December
     10, 1998................................................                     8,900
                                                                             ----------
            Total Equity.....................................                 1,213,952
                                                                             ----------
            Total Liabilities and Equity.....................                $1,216,868
                                                                             ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       81     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

           Statement of Operations                                                  SMALL CAP
               (in thousands)                                                      GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                    SIX MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............................      $ 60,160        $24,922            $  239           $ 4,628          $3,287
  Mortality and Expense Risks................         4,044          2,755                 5               605             424
  Taxes......................................         1,737          1,178                 3               259             181
                                                   --------        -------            ------           -------          ------
  Net Investment Income......................        54,379         20,989               231             3,764           2,682
                                                   --------        -------            ------           -------          ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on Investments........         7,370          4,332                --             1,888             523
  Unrealized Appreciation (Depreciation) of
    Investments During the Period............       115,169         68,780             1,440            54,225           4,928
                                                   --------        -------            ------           -------          ------
  Net Gain (Loss) on Investments.............       122,539         73,112             1,440            56,113           5,451
                                                   --------        -------            ------           -------          ------
  Increase (Decrease) in Equity Derived from
    Investment Activity......................      $176,918        $94,101            $1,671           $59,877          $8,133
                                                   ========        =======            ======           =======          ======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     82

    INDEX 400
      STOCK                                                                             GROWTH & INCOME
    DIVISION#       INTERNATIONAL EQUITY DIVISION      GROWTH STOCK DIVISION            STOCK DIVISION
-----------------   -----------------------------   ---------------------------   ---------------------------
     SIX MONTHS
        ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999            1999            1998            1999           1998           1999           1998
-------------------------------------------------------------------------------------------------------------
        $ 58           $13,164         $ 3,591        $ 3,284        $   956        $ 9,123        $   537
           4               420             308            395            211            372            234
           2               180             132            170             91            159            100
        ----           -------         -------        -------        -------        -------        -------
          52            12,564           3,151          2,719            654          8,592            203
        ----           -------         -------        -------        -------        -------        -------
           4               504             284            595            143            514            220
         321             7,108          (1,424)        16,158         10,533         (3,359)        10,574
        ----           -------         -------        -------        -------        -------        -------
         325             7,612          (1,140)        16,753         10,676         (2,845)        10,794
        ----           -------         -------        -------        -------        -------        -------
        $377           $20,176         $ 2,011        $19,472        $11,330        $ 5,747        $10,997
        ====           =======         =======        =======        =======        =======        =======


              INDEX 500
           STOCK DIVISION
--------------------------------

      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,
         1999           1998
--------------------------------
       $ 5,542        $ 4,530
         1,104            671
           473            287
       -------        -------
         3,965          3,572
       -------        -------
         1,529          1,125
        42,832         31,738
       -------        -------
        44,361         32,863
       -------        -------
       $48,326        $36,435
       =======        =======

                                       83     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

      Statement of Operations             BALANCED DIVISION            HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
          (in thousands)             ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)                  1999            1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................    $ 17,659        $  8,344        $ 2,112         $ 1,489         $ 1,211         $   743
  Mortality and Expense Risks......         769             681             70              53              62              51
  Taxes............................         330             292             30              22              27              22
                                       --------        --------        -------         -------         -------         -------
  Net Investment Income............      16,560           7,371          2,012           1,414           1,122             670
                                       --------        --------        -------         -------         -------         -------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................       2,596           1,893           (288)             47              33              97
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............      (1,744)         14,317         (1,879)         (1,828)         (1,386)            (58)
                                       --------        --------        -------         -------         -------         -------
  Net Gain (Loss) on Investments...         852          16,210         (2,167)         (1,781)         (1,353)             39
                                       --------        --------        -------         -------         -------         -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................    $ 17,412        $ 23,581        $  (155)        $  (367)        $  (231)        $   709
                                       ========        ========        =======         =======         =======         =======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     84

                                        RUSSELL              RUSSELL             RUSSELL                RUSSELL
                                  MULTI-STYLE EQUITY#   AGGRESSIVE EQUITY#      NON-U.S.#       REAL ESTATE SECURITIES#
     MONEY MARKET DIVISION        -------------------   ------------------   ----------------   -----------------------
-------------------------------       SIX MONTHS            SIX MONTHS          SIX MONTHS            SIX MONTHS
     YEAR ENDED     YEAR ENDED           ENDED                ENDED               ENDED                  ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,          DECEMBER 31,        DECEMBER 31,          DECEMBER 31,
        1999           1998              1999                  1999                1999                  1999
-----------------------------------------------------------------------------------------------------------------------
       $2,507         $1,445             $381                  $ 19                $145                  $ 35
          212            122               14                     4                   5                     1
           92             51                5                     3                   2                     1
       ------         ------             ----                  ----                ----                  ----
        2,203          1,272              362                    12                 138                    33
       ------         ------             ----                  ----                ----                  ----
           --             --               (1)                   (4)                 --                    --
           --             --              484                   438                 585                    (9)
       ------         ------             ----                  ----                ----                  ----
           --             --              483                   434                 585                    (9)
       ------         ------             ----                  ----                ----                  ----
       $2,203         $1,272             $845                  $446                $723                  $ 24
       ======         ======             ====                  ====                ====                  ====

         RUSSELL
        CORE BOND#
---------------------
        SIX MONTHS
          ENDED
       DECEMBER 31,
           1999
---------------------
           $ 53
              2
              1
           ----
             50
           ----
             --
            (45)
           ----
            (45)
           ----
           $  5
           ====

                                       85     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

       Statement of Changes in Equity                                               SMALL CAP
               (in thousands)                                                      GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                    SIX MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income......................     $   54,379       $ 20,989           $  231           $  3,764        $  2,682
  Net Realized Gain (Loss)...................          7,370          4,332               --              1,888             523
  Net Change in Unrealized Appreciation
    (Depreciation)...........................        115,169         68,780            1,440             54,225           4,928
                                                  ----------       --------           ------           --------        --------
Increase (Decrease) in Equity................        176,918         94,101            1,671             59,877           8,133
                                                  ----------       --------           ------           --------        --------
EQUITY TRANSACTIONS
  Policyowners' Net Payments.................        403,531        258,672              319             37,031          30,145
  Policy Loans, Surrenders, and Death
    Benefits.................................        (54,502)       (37,427)             (74)            (9,017)         (6,454)
  Mortality and Other (net)..................        (61,013)       (39,611)             (25)            (7,239)         (5,193)
  Transfers from Other Divisions.............        243,273        133,775            5,878             23,525          20,371
  Transfers to Other Divisions...............       (244,190)      (133,773)            (207)           (17,347)         (6,419)
                                                  ----------       --------           ------           --------        --------
Increase in Equity Derived from Equity
  Transactions...............................        287,099        181,636            5,891             26,953          32,450
                                                  ----------       --------           ------           --------        --------
Net Increase in Equity.......................        464,017        275,737            7,562             86,830          40,583
EQUITY
  Beginning of Period........................        749,935        474,198               --            119,230          78,647
                                                  ----------       --------           ------           --------        --------
  End of Period..............................     $1,213,952       $749,935           $7,562           $206,060        $119,230
                                                  ==========       ========           ======           ========        ========

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     86

   INDEX 400
     STOCK                                                                             GROWTH & INCOME
   DIVISION#       INTERNATIONAL EQUITY DIVISION      GROWTH STOCK DIVISION            STOCK DIVISION
----------------   -----------------------------   ---------------------------   ---------------------------
     SIX MONTHS
       ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999           1999            1998            1999           1998           1999           1998
------------------------------------------------------------------------------------------------------------
       $   52        $ 12,564         $ 3,151        $  2,719       $   654        $  8,592       $   203
            4             504             284             595           143             514           220
          321           7,108          (1,424)         16,158        10,533          (3,359)       10,574
       ------        --------         -------        --------       -------        --------       -------
          377          20,176           2,011          19,472        11,330           5,747        10,997
       ------        --------         -------        --------       -------        --------       -------
          165          25,923          20,672          22,738        12,991          23,731        14,771
          (43)         (5,642)         (4,327)         (5,004)       (2,859)         (5,239)       (2,902)
          (27)         (4,876)         (3,785)         (4,452)       (2,494)         (4,489)       (2,847)
        4,152          19,043          15,743          33,353        16,839          22,159        17,225
         (364)        (10,533)         (5,013)         (6,373)       (2,015)         (9,185)       (3,106)
       ------        --------         -------        --------       -------        --------       -------
        3,883          23,915          23,290          40,262        22,462          26,977        23,141
       ------        --------         -------        --------       -------        --------       -------
        4,260          44,091          25,301          59,734        33,792          32,724        34,138
           --          78,417          53,116          66,025        32,233          70,527        36,389
       ------        --------         -------        --------       -------        --------       -------
       $4,260        $122,508         $78,417        $125,759       $66,025        $103,251       $70,527
       ======        ========         =======        ========       =======        ========       =======


              INDEX 500
           STOCK DIVISION
--------------------------------

      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,
         1999           1998
--------------------------------
       $  3,965       $  3,572
          1,529          1,125
         42,832         31,738
       --------       --------
         48,326         36,435
       --------       --------
         56,388         29,665
        (14,992)        (8,924)
        (10,807)        (5,367)
         72,157         37,076
        (14,168)        (5,443)
       --------       --------
         88,578         47,007
       --------       --------
        136,904         83,442
        191,141        107,699
       --------       --------
       $328,045       $191,141
       ========       ========

                                       87     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

  Statement of Changes in Equity          BALANCED DIVISION            HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
          (in thousands)             ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)                  1999            1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income............    $ 16,560        $  7,371        $ 2,012         $ 1,414         $ 1,122         $   670
  Net Realized Gain (Loss).........       2,596           1,893           (288)             47              33              97
  Net Change in unrealized
    Appreciation (Depreciation)....      (1,744)         14,317         (1,879)         (1,828)         (1,386)            (58)
                                       --------        --------        -------         -------         -------         -------
Increase (Decrease) in Equity......      17,412          23,581           (155)           (367)           (231)            709
                                       --------        --------        -------         -------         -------         -------
EQUITY TRANSACTIONS
  Policyowners' Net Payments.......      20,488          17,811          5,513           3,490           3,020           2,004
  Policy Loans, Surrenders, and
    Death Benefits.................      (9,916)         (8,879)          (933)           (690)           (985)           (620)
  Mortality and Other (net)........      (4,412)         (3,232)          (928)           (641)           (557)           (250)
  Transfers from Other Divisions...      16,340           7,905          3,662           5,399           3,874           3,951
  Transfers to Other Divisions.....      (9,591)         (5,398)        (3,710)         (1,476)         (2,463)         (2,217)
                                       --------        --------        -------         -------         -------         -------
Increase in Equity Derived from
  Equity Transactions..............      12,909           8,207          3,604           6,082           2,889           2,868
                                       --------        --------        -------         -------         -------         -------
Net Increase in Equity.............      30,321          31,788          3,449           5,715           2,658           3,577
EQUITY
  Beginning of Period..............     158,110         126,322         14,516           8,801          12,669           9,092
                                       --------        --------        -------         -------         -------         -------
  End of Period....................    $188,431        $158,110        $17,965         $14,516         $15,327         $12,669
                                       ========        ========        =======         =======         =======         =======

# The initial investments in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     88

                                        RUSSELL              RUSSELL             RUSSELL                RUSSELL
     MONEY MARKET DIVISION        MULTI-STYLE EQUITY#   AGGRESSIVE EQUITY#      NON-U.S.#       REAL ESTATE SECURITIES#
-------------------------------   -------------------   ------------------   ----------------   -----------------------
                                      SIX MONTHS            SIX MONTHS          SIX MONTHS            SIX MONTHS
     YEAR ENDED     YEAR ENDED           ENDED                ENDED               ENDED                  ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,          DECEMBER 31,        DECEMBER 31,          DECEMBER 31,
        1999           1998              1999                  1999                1999                  1999
-----------------------------------------------------------------------------------------------------------------------
     $   2,203      $   1,272           $   362               $   12              $  138                $   33
            --             --                (1)                  (4)                 --                    --
            --             --               484                  438                 585                    (9)
     ---------      ---------           -------               ------              ------                ------
         2,203          1,272               845                  446                 723                    24
     ---------      ---------           -------               ------              ------                ------
       207,164        127,123               669                   28                 254                    49
        (2,420)        (1,772)             (109)                 (34)                (48)                   (8)
       (23,000)       (15,802)             (114)                 (37)                (34)                   (8)
        13,433          9,266            13,008                5,080               4,917                 1,097
      (169,279)      (102,686)             (561)                (127)               (205)                   (6)
     ---------      ---------           -------               ------              ------                ------
        25,898         16,129            12,893                4,910               4,884                 1,124
     ---------      ---------           -------               ------              ------                ------
        28,101         17,401            13,738                5,356               5,607                 1,148
        39,300         21,899                --                   --                  --                    --
     ---------      ---------           -------               ------              ------                ------
     $  67,401      $  39,300           $13,738               $5,356              $5,607                $1,148
     =========      =========           =======               ======              ======                ======

         RUSSELL
        CORE BOND#
---------------------
        SIX MONTHS
          ENDED
       DECEMBER 31,
           1999
---------------------
          $   50
              --
             (45)
          ------
               5
          ------
              51
             (38)
              (8)
           1,595
             (71)
          ------
           1,529
          ------
           1,534
              --
          ------
          $1,534
          ======

                                       89     Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 1999

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds shares are accounted for on the trade date. The basis for determining cost on sale of Funds shares is identified cost. Purchases and sales of the Funds shares for the period ended December 31, 1999 by each Division are shown below:

        DIVISIONS              PURCHASES        SALES
        ---------              ---------        -----
Small Cap Growth Stock....    $ 6,123,393    $     1,068
Aggressive Growth Stock...     35,131,629      4,386,856
International Equity......     38,347,289      1,854,037
Index 400 Stock...........      4,056,200        119,396
Growth Stock..............     44,024,329      1,042,030
Growth & Income Stock.....     37,069,503      1,491,279
Index 500 Stock...........     95,056,887      2,520,734
Balanced..................     35,493,036      6,023,989
High Yield Bond...........      7,296,571      1,680,853
Select Bond...............      6,205,815      2,193,634
Money Market..............     73,757,754     45,658,376
Russell Multi-Style Equity
  Fund....................     13,280,682         21,745
Russell Aggressive Equity
  Fund....................      5,000,413         77,631
Russell Non-U.S. Fund.....      5,030,954          6,175
Russell Real Estate
  Securities Fund.........      1,160,771            619
Russell Core Bond Fund....      1,664,332         84,103

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 3, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

Notes to Financial Statements          90

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 1999
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                               VARIABLE LIFE                                VARIABLE COMPLIFE
                                              POLICIES ISSUED                                POLICIES ISSUED
                                          BEFORE OCTOBER 11, 1995                     ON OR AFTER OCTOBER 11, 1995
                                                EQUITY OF:                                     EQUITY OF:
                                         -------------------------       TOTAL        -----------------------------       TOTAL
                                         POLICYOWNERS        NML         EQUITY       POLICYOWNERS           NML          EQUITY
                                         ----------------------------------------------------------------------------------------
Small Cap Growth Stock.................    $  2,395        $    90      $  2,485        $  3,094          $  1,599       $  4,693
Aggressive Growth Stock................      60,387          3,459        63,846         115,775            25,627        141,402
International Equity...................      40,534          2,738        43,272          62,788            15,362         78,150
Index 400 Stock........................         920             49           969           1,710             1,334          3,044
Growth Stock...........................      31,720          1,600        33,320          70,935            19,665         90,600
Growth and Income Stock................      28,633          1,702        30,335          56,046            16,098         72,144
Index 500 Stock........................     124,843          5,072       129,915         149,358            44,339        193,697
Balanced...............................     145,265          4,576       149,841          28,647             8,243         36,890
High Yield Bond........................       4,049            332         4,381          10,475             2,941         13,416
Select Bond............................       7,403            386         7,789           5,475             1,478          6,953
Money Market...........................       8,133            372         8,505          23,834            32,439         56,273
Russell Multi-Style Equity.............       2,095             91         2,186           6,289             3,973         10,262
Russell Aggressive Equity..............       1,248             54         1,302           2,141             1,591          3,732
Russell Non-U.S. ......................       1,029             42         1,071           2,659             1,460          4,119
Russell Real Estate Securities.........         302             12           314             469               324            793
Russell Core Bond......................         368             25           393             761               298          1,059
                                           --------        -------      --------        --------          --------       --------
                                           $459,324        $20,600      $479,924        $540,456          $176,771       $717,227
                                           ========        =======      ========        ========          ========       ========

                                                             VARIABLE EXECUTIVE LIFE              VARIABLE JOINT LIFE
                                                                 POLICIES ISSUED                    POLICIES ISSUED
                                                            ON OR AFTER MARCH 2, 1998        ON OR AFTER DECEMBER 10, 1998
                                                            --------------------------       -----------------------------
                                                                      TOTAL                              TOTAL
                                                                      EQUITY                            EQUITY
                                                            --------------------------------------------------------------
Small Cap Growth Stock....................................            $    1                            $  374
Aggressive Growth Stock...................................               441                               420
International Equity......................................               687                               393
Index 400 Stock...........................................               193                                52
Growth Stock..............................................               934                               897
Growth and Income Stock...................................               122                               648
Index 500 Stock...........................................             1,965                             2,453
Balanced..................................................             1,429                               266
High Yield Bond...........................................               127                                41
Select Bond...............................................               503                                85
Money Market..............................................             1,024                             1,598
Russell Multi-Style Equity................................               190                             1,095
Russell Aggressive Equity.................................               164                               155
Russell Non-U.S. .........................................               113                               304
Russell Real Estate Securities............................                 2                                42
Russell Core Bond.........................................                 6                                77
                                                                      ------                            ------
                                                                      $7,901                            $8,900
                                                                      ======                            ======

                                       91          Notes to Financial Statements

NORTHWESTERN MUTUAL SERIES FUND, INC.

DIRECTORS

James D. Ericson..................................   President and Chief Executive Officer, Northwestern Mutual Life,

Martin F. Stein...................................                                            Founder, Stein Optical,
 ..................................................                                                          Milwaukee
John K. MacIver...................................                     Senior Partner, Michael Best & Friedrich, LLC,
 ..................................................                                                          Milwaukee
Stephen N. Graff..................................                               Retired Partner, Arthur Andersen LLP
 ..................................................                                                          Milwaukee
William J. Blake..................................                                  Chairman, Blake Investment Corp.,
 ..................................................                                                          Milwaukee
William A. McIntosh...............................         Retired Division Head-U.S. Fixed Income, Salomon Brothers,
 ..................................................                                                            Chicago

 ..................................................                                                          MILWAUKEE

OFFICERS

James D. Ericson..................................                                                          President

Merrill C. Lundberg...............................                                                          Secretary
Barbara E. Courtney...............................                                                         Controller

Directors and Officers                 92

This report is submitted for the general information of owners of Northwestern Mutual Variable Life policies.
This report is not authorized for distribution to prospective purchasers of variable life policies unless it is accompanied by an effective prospectus.
Northwestern Mutual Variable Life policies are sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual
Investment Services, LLC, a wholly-owned subsidiary of Northwestern Mutual Life and a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

90-1899 (12-99)

GROWTH STOCK FUND: A MANAGER'S VIEW

[Julie Van Cleave Photo]

Julie Van Cleave has quite a view from her office overlooking the shores of Lake Michigan. "I have to remind myself to enjoy it," she laughs. After all, she's a tad preoccupied managing millions of dollars in the Growth Stock Fund for Northwestern Mutual's Variable Life Account. Julie has managed the Growth Stock Fund since its inception in 1994 and has established a pattern of successful returns.


WHAT'S THE FOCUS OF THE GROWTH STOCK FUND?
We focus on long-term capital growth. We position this product as a high quality, diversified growth fund. It's a blue chip-oriented growth fund with a blend of about 80% large cap and 20% mid cap. It really competes with other large cap growth funds.

IS THAT PRETTY TYPICAL OF MOST GROWTH FUNDS?
There are such a wide variety of growth funds, you shouldn't view them all as one category. Some are much more aggressive than others. When you look at growth funds, you have to look at how they're compiled and managed.

HOW DO YOU MANAGE THIS GROWTH FUND?
We concentrate on quality and diversification. Some growth funds put all their money into a few of the fastest growing areas. We represent more of the entire market and are more diversified. There have been times when a sector like technology will pull back and severely impact other growth funds. That's why we include some holdings in less supercharged areas, then we look for the most growth-oriented companies within those sectors. That's served us very well.

HOW WOULD YOU COMPARE YOUR GROWTH FUND TO OTHERS?
Over time, we performed very competitively verses other growth funds. We've enjoyed very positive market returns.* We can also compare turnover ratios in portfolios. Last year we had a 27.26% turnover ratio. The average turnover ratio** for growth funds was 100%***. That shows we're investing in companies for a while, not just trading whatever's hot that week. A more efficiently run portfolio also means trading costs are lower. We do, however, keep our portfolio fresh with new growth ideas, and our returns show that.

We try to get a lot of the big things right and do it with a high quality focus. We also take a stand in areas we really like. For example, about two years ago a lot of the retailing stocks had been sold off. We saw a lot of exciting growth potential in retail. As an example, at calender year-end 1999, we held as a percentage of net assets Kohl's Department Stores at 1.5%, Costco at 0.84%, and Home Depot at 1.8%. We invested in that area without taking a great amount of undue risk, and it's been very successful. To use a sports analogy, if you're hitting singles and doubles all the time, pretty soon they're going to add up.

WHAT'S DONE WELL THIS YEAR?
This year we've concentrated on two sectors: consumer goods and technology. The sector that's had the most change this year has been technology. Last year, technology comprised 15-18% of the market value of the S&P 500(R). By the end of 1999, it had gone up to 28.6%.

WHAT DO YOU EXPECT WILL DO WELL IN THE FUTURE?
Technology will continue to grow as we change how we communicate and move information. Consumer spending also looks good for quite a while. Five years ago people said the baby boomers would start curtailing their expenses as they matured, but instead they want nicer homes, more vacations, nicer cars ... this upgrade in the standard of living can continue for a while.

WHAT'S THE BIGGEST CHALLENGE YOU FACE MANAGING THIS FUND?
Keeping a reasonable horizon is always a question. There's so much noise in the short term, you have to make sure you keep the focus. With such an overload of information you can get thrown off.

THAT SOUNDS LIKE A LOT OF PRESSURE ...
I take it very seriously, managing all of those personal dollars. I never really lose the sense that there are people behind those numbers. How you can do that everyday and not drive yourself crazy is to have a management approach you're comfortable with. We've established a logical investment discipline that's worked very well for us and our investors. Thanks for your views, Julie. Remember to enjoy your own view once in a while.

Contact your Northwestern Mutual Investment Services Registered Representative to discuss if the Growth Stock Fund fits with your retirement savings goals.

* Northwestern Mutual Life Variable Life Annual Report, December 31, 1999
** Turnover rate equals the lesser of purchases or sales divided by the average month-end net portfolio assets.
*** Morningstar, December 1999

ANNUAL REPORT                                           VARIABLE LIFE VISIONS  4

SPLITTING HEIRS: EFFECTIVE ESTATE PLANNING CAN PRESERVE WEALTH
AND MAINTAIN HARMONY AMONG SURVIVORS

         When it comes to estate planning, the biggest mistake is often what's not done. Even people you'd think would realize the importance of an estate plan often don't have one in place. According to Nation's Business (April 1999), 40 percent of 429 chief executives at fast-growing companies did not have an estate plan.
         The reasons people avoid developing an estate plan are as diverse as the individuals themselves, from psychological difficulties facing mortality, to not finding the time, to not considering themselves wealthy enough. Still, nearly everyone - from the wealthy to those of very modest means - can benefit from a well-designed plan.
         If you don't have an estate plan in place, federal and state laws will dictate how your property, personal items, and assets will be divided with no regard to your wishes. As a result, conflicts due to family issues and legal problems could occur, tying up the estate and slowing down the distribution of assets. Administrative services and taxes must also be deducted from the estate, which can further reduce its overall value.
         Although a will often serves as its cornerstone, a true estate plan encompasses much more, presenting a broader picture of your current estate and how it might look upon your death. Other documents address powers of attorney and health care powers, which specify who can act on your behalf in legal, financial and medical matters if you are unable to do so. All of this information can be used to develop an estate plan that will serve as a road map, guiding you to the goals you would like to achieve.
         In order to be truly effective, an estate plan must be well written. A few quick thoughts jotted on the back of an envelope will probably not be comprehensive enough to cover all the issues that need to be addressed. Such a hastily written document might not even hold up in court.
         Trusted professionals such as an attorney, accountant, and/or insurance agent, can help you develop a solid estate plan that can help ensure quick and efficient distribution of your estate with a minimal amount of expenses.

[PHOTO]

STEPS TO DEVELOPING AN ESTATE PLAN

Here's a four-step process that can help you develop a good estate plan:
         1. Establish goals and needs
         2. Identify and quantify resources
         3. Subtract expenses
         4. Develop a plan to meet these needs
         The first step is to establish the goals of your estate plan. These goals can cover any tangible item (such as who will receive your most coveted pieces of jewelry or the vacation home), as well as more complex issues, such as the care of a special needs dependent. If you own a business, you must also develop a succession plan if you would like the company to continue after your death.
         Next, you must identify and quantify your resources. You can begin by totaling any income and deferred income, stocks, bonds and business interests, retirement plans, life insurance policies, and other assets. Personal property also must be included. Review bank and brokerage account statements, life insurance policies and annuity contracts, real estate deeds, and other such documents to determine legal ownership rights that could affect future transfers.
         For the third stage in developing a plan, calculate the amount of money needed to pay taxes, estate expenses, and any current and expected debts, then subtract that amount from the total value of the estate. Separate resources that are liquid and could be used to pay some of the estate expenses from those that are not.
         After all this information has been assembled, you can develop your plan. Trusts, such as an irrevocable insurance trust, charitable and personal gifting and other techniques may be suggested as ways to minimize future expenses and help you preserve as much of your estate as possible for your heirs.
         Once your plan is in place, make sure to review it periodically. Major life changes such as divorce, remarriage, or death of a family member, might make it necessary to adapt the plan. But once the process is understood and the basic plan is in place, life is yours to enjoy.

5 VARIABLE LIFE VISIONS                                            ANNUAL REPORT

HOW MUCH SOCIAL SECURITY IS IN YOUR FUTURE?

         No one expects Social Security to be their main source of retirement income, but how big (or small) of a factor will it be? So we can better plan for our future, the government has started sending out Social Security Statements.
         Your statement will contain a summary of what you've contributed so far and what you can expect to receive based on current law. Compare this information with your overall retirement savings goals to see how much you need to supplement with other investments.
         The longer you wait to begin collecting, the more you'll receive every month. The official Social Security Statement Web site gives the example of a 39-year-old woman with taxable earnings of $30,364 in 1998. If she stopped working ...
          -- At age 62 her payments would be about $746 a month.
          -- At full retirement age (67), her payments would be about $1,096 a month.
          -- At age 70, her payments would be about $1,365.

         Everyone who is eligible to receive Social Security will get a statement three months before their birthday. To find out more, visit Social Security's "My Statement" Web site at www.ssa.gov/mystatement or call The Social Security Administration.

A FAMILY OF FUNDS FOR ANY STAGE OF LIFE

         As you move through life, your investment needs change. Our mutual fund family of Mason Street Funds(R) can help accommodate those changes with a variety of funds for any of your investment goals, now and in the future. Choose from 11 diversified investment portfolios, ranging from very low-risk to highly aggressive funds, including our Index 400 and Index 500 Stock Funds.
         Mason Street Funds' (R) investment advisor is Northwestern Mutual Investment Services, LLC. (NMIS), a wholly-owned subsidiary of Northwestern Mutual Life. This includes separate accounts for Northwestern Mutual Variable Annuity contract and Variable Life policy

                   You can begin with an automatic investment plan for as little as $50 per month. Call your Northwestern Mutual Investment Services Registered Representative, who is a registered representative of Robert W. Baird & Co. Incorporated, Distributor to arrange for a consultation or Prospectus on Mason Street Funds.(R) Together, we'll determine the portfolio mix that fits your stage of life.

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Robert W. Baird & Co. Incorporated, Distributor.
For more complete information about Mason Street Funds(R) or to obtain a current Prospectus, including management fees and expenses, call a Northwestern Mutual Investment Services Registered Representative, who is also a Registered Representative of Robert W. Baird & Co. Incorporated, Distributor. You will want to read the Prospectus carefully before investing.

ANNUAL REPORT                                           VARIABLE LIFE VISIONS  6

VARIABLE COMPLIFE INFORMATION AT YOUR FINGERTIPS...

                   There is a wealth of information about Variable CompLife available at the touch of a button. For the latest information about policy values and performance data, call the toll-free NML Express line any time.

                   1-800-519-4NML (1-800-519-4665).

                   Policyowners must provide a policy number plus a Personal Identification Number (PIN) to utilize this service. You can also visit us at our customer service section from our Web site for information on policy values, fund performance, and other information about Northwestern Mutual Life.

                   www.northwesternmutual.com/service/csi/

                   To sign up for this service please call 1-800-388-8023 between 7 a.m. - 8 p.m. Central Standard Time Monday - Friday.

                   As always, your Northwestern Mutual Registered Representative is available to answer any questions you have about your variable life policy or any of our products.

"Standard & Poor's(R)," "S&P(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and has been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard and Poor's makes no representation regarding the advisability of investing in these funds. Variable Life Visions and the Annual Report are authorized for distribution only when preceded or accompanied by a current variable life insurance prospectus. Please read the prospectus carefully before sending money. Northwestern Mutual Life variable life contracts are sold through individuals who, in addition to being licensed life insurance agents of The Northwestern Mutual Life Insurance Company, are Registered Representatives of Northwestern Mutual Investment Services, LLC, a wholly owned subsidiary of Northwestern Mutual Life, 720 E. Wisconsin Avenue, Milwaukee, WI 53202 (414)-271-1444.

Frank Russell Company is a majority-owned subsidiary of Northwestern Mutual
Life.

Northwestern Mutual Investment Services, Inc. 720 East Wisconsin Avenue, Milwaukee, WI 53202 (414) 271-1444 Variable Visions 1999 Northwestern Mutual Life Insurance, Co.
#90-1899 (12/99)

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